SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

  |X|    Preliminary proxy statement
  |_|    Definitive proxy statement
  |_|    Definitive additional materials
  |_|    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
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                (Name of Registrant as Specified in Its Charter)

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

  |_|   No fee required.
  |X|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1)   Title of each class of securities to which transaction applies:
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  (2)    Aggregate number of securities to which transactions applies:
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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         The filing fee is based on the aggregate cash to be received by the Registrant from the proposed sale of assets, which the Registrant believes will be $29,650,000
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  (4)    Proposed maximum aggregate value of transaction:
         $29,650,000
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  (5)    Total Fee paid:
         $5,930
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  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the filing by registration statement number, or the form or schedule and the date of its filing.

  (1)    Amount previously paid:
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  (2)    Form, schedule or registration statement no.:
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  (3)    Filing party:
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  (4)    Date filed:
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     1Set forth the amount on which the filing fee is calculated and state how it was determined.

                                PRELIMINARY COPY


                      [LETTERHEAD OF CIGNA INCOME REALTY-I
                              LIMITED PARTNERSHIP]




                                                           January 27, 1997


Dear Limited Partners:

         Enclosed for your consideration are a Consent Solicitation Statement dated January 27, 1997 (the "Solicitation Statement"), and a form for indicating whether or not you wish to grant your consent (the "Consent Form") with respect to the solicitation (the "Solicitation") by CIGNA Realty Resources, Inc.-Tenth, the general partner (the "General Partner") of CIGNA Income Realty-I Limited Partnership (the "Partnership"), on behalf of the Partnership of consents from registered holders ("Unitholders") of units of limited partnership interests in the Partnership (the "Units") with respect to (i) the proposed sale (the "Sale") of all of the real estate assets of the Partnership to Glenborough Properties, L.P. pursuant to an Agreement of Purchase and Sale dated as of January 10, 1997 (the "Purchase Agreement"), and (ii) the dissolution and liquidation of the Partnership thereafter (the "Liquidation"). Upon consummation of the Sale, the Partnership will receive approximately $29,650,000 in cash consideration. After the consummation of the Sale, the Partnership intends to liquidate and to distribute the net proceeds of the Sale (after deducting expenses of the Sale), together with the net cash from the sale of the remaining assets of the Partnership to the General Partner (after establishing a reserve for the payment of obligations relating to the ownership, management and operation of the Purchased Assets prior to the Closing Date (as such terms are defined in the Solicitation Statement)), to Unitholders. The General Partner presently estimates that such distribution will equal approximately $150 per $250 Unit. There can, however, be no assurances that this will be the actual amount distributed to Unitholders. Furthermore, the actual amount distributed per Unit may vary from Unitholder to Unitholder depending on the date of your admission to the Partnership. To date, based on the first admission date, the Partnership has distributed $128 per $250 Unit from operations and cash reserves.

         THE GENERAL PARTNER OF THE PARTNERSHIP RECOMMENDS THAT UNITHOLDERS CONSENT TO THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION.

         The Solicitation will expire at 5:00 p.m., Eastern Standard Time, on February 17, 1997 (the "Expiration Date"), unless the General Partner, in its sole discretion, extends the period during which the Solicitation is open. Consent Forms may be revoked at any time until the Expiration Date, but may not be revoked thereafter.

         IF YOU DESIRE TO CONSENT TO THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION, YOU SHOULD SO INDICATE BY MARKING THE APPROPRIATE BOX ON THE CONSENT FORM INCLUDED HEREWITH, AND COMPLETING, SIGNING, DATING AND DELIVERING THE CONSENT FORM TO THE PARTNERSHIP BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH BELOW AND ON THE CONSENT FORM PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE, ALL IN ACCORDANCE WITH INSTRUCTIONS CONTAINED IN THE SOLICITATION STATEMENT AND THE CONSENT FORM.

         This letter merely summarizes certain of the terms of the Solicitation as set forth in the Solicitation Statement and is qualified by the information set forth therein; accordingly, you are urged to read the enclosed Solicitation Statement in its entirety.

         YOUR PROMPT ACTION IS REQUESTED. PLEASE NOTE THAT THE SOLICITATION WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE, UNLESS EXTENDED BY THE GENERAL PARTNER IN ITS SOLE DISCRETION. ACCORDINGLY, IN ORDER TO COUNT, THE ENCLOSED CONSENT FORM MUST BE RECEIVED BY THE PARTNERSHIP PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

         Any inquiries you may have with respect to the Solicitation or any request for additional copies of the Solicitation documents should be addressed to the Partnership at CIR, 900 Cottage Grove Road, S-313, Hartford, Connecticut 06152-2313; Telephone Number:
(800) 255-5876; Facsimile Number: (860) 726-4166.

                                        Sincerely,

                                        CIGNA INCOME REALTY-I
                                        LIMITED PARTNERSHIP

                                        By: CIGNA Realty Resources,
                                             Inc.-Tenth, General Partner


                                        By: ___________________________________
                                                 John D. Carey, President

                                PRELIMINARY COPY


                              CIGNA INCOME REALTY-I
                               LIMITED PARTNERSHIP


                         CONSENT SOLICITATION STATEMENT


                                  INTRODUCTION

         This Consent Solicitation Statement (this "Statement") is being furnished to holders ("Unitholders") of record of units ("Units") of limited partnership interests in CIGNA Income Realty-I Limited Partnership (the "Partnership"), as of the close of business on January 2, 1997 (the "Record Date"), in connection with the solicitation (this "Solicitation") of consents, upon the terms and subject to the conditions of this Statement and the accompanying form of consent (the "Consent Form"), by CIGNA Realty Resources, Inc.-Tenth, the general partner of the Partnership (the "General Partner"), on behalf of the Partnership, to (i) the proposed sale of all of the real estate assets of the Partnership to Glenborough Properties, L.P. (the "Purchaser") pursuant to an Agreement of Purchase and Sale dated as of January 10, 1997, between the Partnership and the Purchaser (the "Purchase Agreement"), the text (excluding the schedules and exhibits thereto) of which is attached as Annex 1 hereto and incorporated herein by reference (the sale of all of the Partnership's real estate assets and the other transactions contemplated by the Purchase Agreement are hereinafter referred to collectively as the "Sale"), and
(ii) the dissolution and liquidation of the Partnership thereafter (the "Liquidation"). Upon consummation of the Sale, the Partnership will receive approximately $29,650,000 in cash consideration. After the consummation of the Sale, the Partnership intends to liquidate and to distribute the net proceeds of the Sale (after deducting expenses of the Sale), together with the net cash from the sale of the remaining assets of the Partnership to the General Partner (after establishing a reserve for payment of any obligations relating to the ownership, management and operation of the Partnership's properties prior to the closing of the Sale), to Unitholders. The General Partner presently estimates that such distribution (after deducting expenses of the Sale and establishing a reserve for payment of any obligations relating to the ownership, management and operation of the Partnership's properties prior to the closing of the Sale) will equal approximately $150 per Unit. There can, however, be no assurances that this will be the actual amount distributed to Unitholders. Furthermore, the actual amount distributed per Unit may vary from Unitholder to Unitholder depending on the date of admission of a Unitholder. To date, based on the first admission date, the Partnership has distributed $128 per Unit from operations and cash reserves. See "LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS."

         This Statement, and the enclosed Consent Form are being first mailed to Unitholders of the Partnership on or about January 27, 1997.

         This Statement, including the Purchase Agreement attached hereto, contain important information which should be read before any decision is made with respect to the Solicitation. All statements in this Statement are qualified in their entirety by reference to the Purchase Agreement attached hereto as Annex 1 (excluding schedules and exhibits). Unitholders are urged also to read the text of the Purchase Agreement.

         THE GENERAL PARTNER OF THE PARTNERSHIP RECOMMENDS THAT UNITHOLDERS CONSENT TO THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION.

         THIS SOLICITATION FOR CONSENT FORMS WILL EXPIRE AT 5:00 P.M. EASTERN STANDARD TIME, ON FEBRUARY 17, 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY THE GENERAL PARTNER IN ITS SOLE DISCRETION. CONSENT FORMS MAY BE REVOKED AT ANY TIME UNTIL THE EXPIRATION DATE, BUT MAY NOT BE REVOKED THEREAFTER.

         Questions and requests for assistance or additional copies of the Solicitation documents may be directed to the General Partner at the
Partnership's principal executive office at 900 Cottage Grove Road, S-313, Hartford, Connecticut 06152-2313; Telephone Number: (800) 255-5876; Facsimile
Number: (860) 726-4166.


                  DESCRIPTION OF THE TERMS OF THE SOLICITATION

PURPOSE OF SOLICITATION

         Upon the terms and subject to the conditions set forth in this Statement and in the accompanying Consent Form, the General Partner on behalf of the Partnership is soliciting consents from Unitholders for the purpose of approving the proposed Sale, the Purchase Agreement and the Liquidation. See "DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENT", "DESCRIPTION OF THE SALE", and "LIQUIDATION OF PARTNERSHIP; USE OF PROCEEDS."

         The cost of preparing, assembling, printing and mailing this Statement and the enclosed Consent Form, and the cost of soliciting Consent Forms, will be borne by the Partnership. Solicitation of the Consent Forms will be made initially by mail. In addition to solicitation by mail, Consent Forms may also be solicited personally, by telephone, by facsimile or by telegraph by directors, officers or other regular employees of the General Partner. No additional compensation will be paid to directors, officers or other regular employees of the General Partner for such services.

EXPIRATION DATE; EXTENSION; AMENDMENT

         This Statement is furnished in connection with the solicitation of Consent Forms by the General Partner to the Sale as contemplated by the Purchase Agreement and the Liquidation. This Solicitation for Consent Forms will expire at 5:00 p.m., Eastern Standard Time, on the Expiration Date, unless extended by the General Partner in its sole discretion. The Partnership expressly reserves the right, in the sole discretion of the General Partner, (i) to extend the Expiration Date, from time to time, until the Requisite Consents (as defined below) have been obtained, and (ii) to amend, at any time or from time to time before the Requisite Consents are obtained, the terms of this Solicitation. As promptly as practicable following any such extension or amendment, notice thereof shall be given by the Partnership to each Unitholder in writing.

RECORD DATE; REQUISITE CONSENTS

         The Partnership has fixed the close of business on January 2, 1997 (the "Record Date"), as the Record Date for determining the Unitholders entitled to notice of and to consent to the Sale, the Purchase Agreement and the Liquidation. Only Unitholders on the Record Date or their duly designated proxies may execute and deliver a Consent Form. As of the Record Date, there were 200,000 Units outstanding held by approximately 3,772 holders of record. Such holders are entitled to one vote per Unit; provided that fractional Units will not be entitled to any votes. Unitholder consent is required in connection with the Sale and the Liquidation because the Limited Partnership Agreement dated as of October 15, 1985, pursuant to which the Partnership was formed (as amended, supplemented or otherwise modified from time to time, the "Partnership Agreement") requires the consent (the "Requisite Consents") of the holders of a majority of the issued and outstanding Units, for both (i) the disposition of "substantially all of" the Partnership's assets, and (ii) the dissolution and liquidation of the Partnership.

CONSENT PROCEDURES

         UNITHOLDERS WHO DESIRE TO CONSENT TO THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION SHOULD SO INDICATE BY MARKING THE APPROPRIATE BOX ON THE CONSENT FORM INCLUDED HEREWITH, AND COMPLETING, SIGNING, DATING AND DELIVERING THE CONSENT FORM TO THE PARTNERSHIP BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE AND ON THE CONSENT FORM, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN AND THEREIN. A UNITHOLDER MUST CONSENT TO EACH OF THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION IF IT WISHES TO GRANT ITS CONSENT.

         All Consent Forms that are properly completed, signed and delivered to the Partnership and not properly revoked (See "Revocation of Instructions" below) prior to the Expiration Date, will be given effect in accordance with the specifications thereof. IF A CONSENT FORM IS DELIVERED AND NONE OF THE "CONSENT" NOR THE "DOES NOT CONSENT" NOR THE "ABSTAIN" BOX IS MARKED WITH RESPECT TO THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION, BUT THE CONSENT FORM IS OTHERWISE PROPERLY COMPLETED AND SIGNED, THE UNITHOLDER WILL BE DEEMED TO HAVE CONSENTED TO EACH OF THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION.

         Consent Forms should be executed in exactly the same manner as the name(s) in which ownership of the Units is registered. If the Units to which a Consent Form relates are held by two or more joint holders, all such holders should sign the Consent Form. If a Consent Form is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and must submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.

         The execution and delivery of a Consent Form will not affect a Unitholder's right to sell or transfer the Units. All Consent Forms received by the Partnership (and not properly revoked) prior to the Expiration Date will be effective notwithstanding a record transfer of such Units subsequent to the Record Date, unless the Unitholder revokes such Consent Form prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date by following the procedures set forth under "Revocation of Instructions" below.

         All questions as to the validity, form and eligibility (including time of receipt) regarding the consent procedures will be determined by the General Partner in its sole discretion, which determination will be conclusive and binding. The Partnership reserves the right to reject any or all Consent Forms that are not in proper form. The Partnership also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Forms. Unless waived, all such defects or irregularities in connection with deliveries of Consent Forms must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The interpretations of the terms and conditions of this Solicitation by the General Partner shall be conclusive and binding.

REVOCATION OF INSTRUCTIONS

         Any Unitholder who has delivered a Consent Form to the Partnership may revoke the instructions set forth in such Consent Form by delivering to the General Partner a written notice of revocation prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent Form must (i) contain the name of the person who delivered the Consent Form, (ii) be in the form of a subsequent Consent Form marked either as "CONSENT" or "DOES NOT CONSENT" or "ABSTAIN", as the case may be, (iii) be signed by the Unitholder thereof in the same manner as the original signature on the Consent Form, and (iv) be received by the General Partner prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date at its address set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent Form previously given. A revocation of the instructions set forth in a Consent Form can only be accomplished in accordance with the foregoing procedures. NO UNITHOLDER MAY REVOKE THE INSTRUCTIONS SET FORTH IN A CONSENT FORM AFTER 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

NO DISSENTING UNITHOLDERS' RIGHTS

         Under the Delaware Revised Uniform Limited Partnership Act and under the Partnership Agreement, Unitholders do not have dissenter's appraisal rights in connection with the Sale and the Purchase Agreement.

               DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENT

PARTIES TO THE PURCHASE AGREEMENT

         The Purchase Agreement has been entered into between the Partnership, Westford Office Venture, and Connecticut General Equity Properties-I Limited Partnership, a Connecticut limited partnership ("CGEP"), as sellers, and the Purchaser, as purchaser. Pursuant to the Purchase Agreement, the Partnership, Westford Office Venture and CGEP have each agreed to sell all of their respective real estate assets to the Purchaser.

         The Partnership is a Delaware limited partnership with its principal executive office at 900 Cottage Grove Road, S-313, Hartford, Connecticut 06152-2313; Telephone Number (860) 726-6000. For a description of the Partnership and its properties see the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Partnership's 10-K"), a copy of which is being mailed to Unitholders together with this Statement and is incorporated herein by reference.

         Westford Office Venture is a Connecticut general partnership between the Partnership and CGEP which owns the Westford Corporate Center in Westford, Massachusetts. The Partnership owns a 73.92% interest in the Westford Office Venture. CGEP owns the remaining 26.08% interest in the Westford Office Venture.

         The Purchaser is a California limited partnership with an address at 400 South El Camino Real, San Mateo, California 94402-1708; Telephone Number:
(415) 343-9300. To the Partnership's knowledge, Glenborough Realty Trust Inc. ("Glenborough") is the 1% general partner and 90.6% limited partner of the Purchaser. Glenborough is a self-administered and self-managed real estate investment trust with a diversified portfolio of properties including industrial, office, multi-family, retail and hotel properties. In addition, three associated companies of Glenborough control similarly diversified portfolios. Combined, the portfolios encompass approximately 11 million square feet and are spread among 22 states throughout the country.

ASSETS TRANSFERRED

         The Purchase Agreement provides that at the closing of the Sale (the "Closing") the Partnership will transfer and convey to the Purchaser all of the real estate assets of the Partnership, which consist primarily of the Woodlands Tech. Center in St. Louis, Missouri, the Piedmont Plaza Shopping Center in Apopka, Florida, the Overlook Apartments in Scottsdale, Arizona, and the Partnership's joint venture interest in the Westford Corporate Center in Westford, Massachusetts, and certain other related assets (the "Purchased Assets"). The Purchase Agreement also provides that the Purchaser is acquiring all of the real estate assets of CGEP, including CGEP's joint venture interest in the Westford Corporate Center (the "CGEP Assets"). The Purchaser's obligation to purchase the Purchased Assets is conditioned upon the simultaneous purchase of the CGEP Assets. The Purchaser is not acquiring any of the accounts receivable relating to the Purchased Assets existing as of the Closing Date or cash reserves or other similar assets of the Partnership such as prepaid expenses, if any, in an approximate aggregate amount of $425,000. Any remaining accounts receivable and accounts payable of the Partnership relating to the Purchased Assets after the Sale will be transferred as of the Closing Date to the General Partner for an amount equal to the face value of such accounts receivable less the amount of such accounts payable being assumed by the General Partner. The net cash from the sale of these assets to the General Partner (after establishing a reserve for payment of amounts required to satisfy any obligations relating to the ownership, management and operation of the Purchased Assets prior to the Closing Date) will be distributed to Unitholders along with the net proceeds of the Sale (after deducting expenses of the Sale) upon the Liquidation. See "LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS."

PURCHASE PRICE

         The purchase price for the Purchased Assets is $29,650,000, $296,500 of which has been deposited by the Purchaser in escrow with Chicago Title Company, and the remainder of which will be paid in cash at the Closing. In addition, the Purchaser has agreed to pay all closing costs relating to the Sale, including a brokerage fee payable to Koll General Partner Services ("Koll") in an approximate amount of $495,263, except for the Partnership's legal fees and similar expenses, which the General Partner estimates to be approximately $70,000.

ASSUMPTION OF LIABILITIES

         From and after the Closing Date, the Purchaser will assume all obligations of the Partnership relating to the Purchased Assets, including obligations under leases. The Partnership will reserve a certain amount of the cash from the sale of the remaining assets of the Partnership to the General Partner for the purpose of satisfying any obligations and liabilities relating to the ownership, management and operation of the Purchased Assets prior to the Closing Date. The actual amount of such reserve will be determined by the General Partner at or near the Closing.

CLOSING AND CONDITIONS TO CLOSING

         The Purchase Agreement provides that the Closing will occur on or before February 17, 1997; provided, however, that if the Partnership and CGEP have not by that date received the approval of the Partnership's Unitholders and CGEP's unitholders, respectively, to the transactions contemplated by the Purchase Agreement, the date of the Closing will be extended until the 5th calendar day after such approvals have been obtained (the "Closing Date").

         Under the Purchase Agreement, the consummation of the Sale is subject to the satisfaction of the following conditions: (i) the approval of the Sale and the Liquidation by the Board of Directors of the General Partner and the Board of Directors of the general partner of CGEP (which approvals were given unanimously by both boards on January 17, 1997), (ii) the requisite approval by the Partnership's Unitholders and the unitholders of CGEP, (iii) the simultaneous consummation of the purchase by the Purchaser of the CGEP Assets,
(iv) the Purchaser's satisfactory review of real estate surveys and title reports with respect to the Purchased Assets and the CGEP Assets, (v) the issuance to the Purchaser by a title company of an Owner's Title Insurance Policy for each of the properties contained in the Purchased Assets and the CGEP Assets, and (vi) the delivery by the Partnership, Westford Office Venture and CGEP to the Purchaser of appropriate instruments of conveyance and certain documents relating to the Purchased Assets and the CGEP Assets. The Purchaser is obligated to procure the real estate surveys and title reports referred to in clause (iv) above by February 10, 1997, and to review such documents and state any objections it may have within 10 days after receipt thereof.

REPRESENTATIONS AND WARRANTIES; COVENANTS; ENGINEERING AND ENVIRONMENTAL AUDIT

         The Purchase Agreement contains representations and warranties with respect to the Partnership and the Purchased Assets which are generally customary in a transaction of this type. The Partnership has also covenanted, among other things, to grant to the Purchaser access to the Purchased Assets during the period prior to the Closing, and to allow the Purchaser to conduct an engineering audit and a Phase I environmental audit of the Purchased Assets. Such audits are not, however, conditions to the Closing. The Purchaser has agreed to indemnify the Partnership for all liabilities, damages and expenses imposed upon the Partnership in connection with such audits and the entry upon the Partnership's properties by the Purchaser's employees, agents and independent contractors.

INDEMNIFICATION

         The Partnership has agreed to indemnify the Purchaser from and against all costs, charges and expenses related to (i) the ownership, management and operation of the Purchased Assets prior to the Closing Date, and (ii) the breach of any of the representations and warranties of the Partnership contained in the Purchase Agreement. In order for the Purchaser to receive indemnification for breach of certain of the representations and warranties of the Partnership, the Purchaser must make a written claim for such indemnification within one year of the Closing. The General Partner shall be solely responsible for any indemnity obligation arising under the Purchase Agreement relating to the breach of any of the representations and warranties of the Partnership contained in the Purchase Agreement.

         The Partnership will reserve a certain amount of the cash from the sale of the remaining assets of the Partnership to the General Partner for the purpose of satisfying obligations and liabilities relating to the ownership, management and operation of the Purchased Assets prior to the Closing Date. The actual amount of such reserve will be determined by the General Partner at or near the Closing.

         The Purchaser has agreed to indemnify the Partnership from and against all costs, charges and expenses related to the ownership, management and operation of the Purchased Assets after the Closing Date.

TERMINATION

         The Purchase Agreement will terminate if (i) prior to the Closing, all or a substantial portion of the Purchased Assets or the CGEP Assets are condemned and the Purchaser elects to cancel the Agreement; (ii) prior to the Closing, all or a substantial portion of the Purchased Assets or the CGEP Assets are damaged, and any party elects to cancel the Agreement; (iii) the Purchaser does not receive written notice within 90 days after the date of the Purchase Agreement that the Sale and the other transactions contemplated by the Purchase Agreement have been approved by the Unitholders and the holders of units in CGEP, and the Purchaser elects to cancel the Purchase Agreement; or (iv) the Sale and the other transactions contemplated by the Purchase Agreement are not consummated on or before the Closing Date (unless such failure to Close is due to some act or omission of the Partnership, in which case, the Purchaser may extend the Closing Date, or the Closing Date is extended by the mutual agreement of the parties).

REGULATORY REQUIREMENTS

         To the best knowledge of the Partnership, there are no federal or state regulatory requirements which must be complied with, nor are there any such governmental consents or approvals that must be obtained, in connection with the Sale and the other transactions contemplated by the Purchase Agreement. To the best knowledge of the Partnership, there are certain regulatory requirements under the laws of the State of Delaware which must be complied with in connection with the Liquidation. These regulatory requirements will be complied with at the time of the Liquidation.


                             DESCRIPTION OF THE SALE

NET ASSET VALUE OF PARTNERSHIP

         Based on the information set forth more fully in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 (a copy of which is being mailed to Unitholders together with this Statement and is incorporated herein by reference), and on the General Partner's estimate of property values as of the date hereof, the General Partner estimates that the Partnership has a current net asset value of approximately $167 per Unit (before deducting expenses relating to the sale of the Partnership's properties). The net asset value is an estimate of the amount Unitholders of the Partnership would receive per Unit if the Partnership's assets were sold at their respective current values without reduction for selling expenses as of the close of the year, and sales proceeds along with the other funds of the Partnership were distributed in a liquidation of the Partnership. There can be no assurance that the estimated net asset value could be realized by the Partnership or Unitholders upon liquidation, or that Unitholders would realize the estimated net asset value if they attempted to sell their Units because an established public market for the Units does not exist.

         The General Partner estimates that the net proceeds of the Sale (after deducting anticipated expenses of the Sale), when added to the net cash from the sale of the remaining assets of the Partnership to the General Partner (after taking into account the establishment of a reserve for payment of obligations relating to the ownership, management and operation of the Purchased Assets prior to the Closing Date), will result in a return to Unitholders of approximately $150 per Unit (depending on the date of admission of a Unitholder), an amount equal to approximately ninety four percent (94%) of the Partnership's current net asset value after deducting estimated expenses of the sale of the Partnership's properties. There can, however, be no assurances that this will be the actual amount distributed to Unitholders.

BACKGROUND AND REASONS FOR THE TRANSACTION

         On or about May 28, 1996, Everest Investors 3, LLC ("Everest 3"), solicited Unitholders to purchase up to 9,800 of the Units at a purchase price of $80 per Unit, less the amount of any distributions per Unit, if any, made by the Partnership to Unitholders after April 30, 1996. This offer expired by its terms on June 28, 1996 and, to the Partnership's knowledge, Unitholders sold 1,822.9 Units to Everest 3 pursuant to this offer.

         On November 8, 1996, the Partnership received an unsolicited offer from Koll, on behalf of the Purchaser, to purchase all of the real estate assets of the Partnership as reflected in the Partnership's June 30, 1996 balance sheet for a purchase price of $28,000,000, an amount equal to approximately ninety percent (90%) of the Partnership's net asset value as of December 31, 1995.

         On or about November 18, 1996, Everest Realty Investors, LLC, a California limited liability company and affiliate of Everest 3 ("Everest"), initiated a tender offer to Unitholders to purchase up to 80,000 of the Units at a purchase price of $115 per Unit, less the amount of any distributions per Unit, if any, made by the Partnership to Unitholders after any distribution from operations for the third quarter of 1996 and less any Partnership transfer fees (the "Everest Offer"). The Partnership recommended that Unitholders reject the Everest Offer primarily for two reasons: (1) the Partnership believed that the price of $115 per Unit, less certain amounts, was inadequate, and (2) the Everest Offer was limited to 80,000 Units, representing only approximately forty percent (40%) of outstanding Units. In reaching its determination, the Partnership considered a number of factors, including that the Partnership was negotiating with the Purchaser for the possible sale of all of the real estate assets of the Partnership for a purchase price which would result in Unitholders receiving an amount significantly greater than the Everest Offer price of $115 per Unit.

         Throughout this period, the General Partner, on behalf of the Partnership, engaged in negotiations with the Purchaser regarding the proposed sale of the Partnership's assets. During these negotiations, the Purchaser agreed to increase its purchase price and to assume certain transaction costs. On December 10, 1996, the Partnership and the Purchaser executed a letter of intent setting forth an agreement in principle on the terms and conditions of the Sale. On or about December 12, 1996, the Partnership sent a second letter to Unitholders informing them that a letter of intent had been executed with the Purchaser (and enclosing a copy of such letter of intent) and once again recommending the rejection of the Everest Offer. The Everest Offer expired by its terms on December 17, 1996, and, to the Partnership's knowledge, Unitholders sold 489 Units to Everest pursuant to the Everest Offer.

         On January 10, 1997, the Partnership and the Purchaser entered into the Purchase Agreement. Under the terms of the Purchase Agreement, the Purchaser will purchase all of the real estate assets of the Partnership for an aggregate purchase price of $29,650,000. The General Partner estimates that this amount (after deducting anticipated expenses of the Sale in an approximate amount of $70,000), when added to the net cash from the sale of the remaining assets of the Partnership to the General Partner (after taking into account the establishment of a reserve for payment of obligations relating to the ownership, management and operation of the Purchase Assets prior to the Closing Date) in an approximate amount of $400,000, will result in a return to Unitholders of approximately $150 per Unit (depending on the date of admission of a Unitholder). There can, however, be no assurances that this will be the actual amount distributed to Unitholders.

         At its inception in 1985, the Partnership estimated that its properties would be sold after a period of ownership of nine to twelve years. The Partnership has previously attempted to sell the Piedmont Plaza Shopping Center in Apopka, Florida, which has been held by the Partnership for 9 1/2 years, and the General Partner had intended to actively pursue a sale of this property in 1997. Of the Partnership's remaining properties, the Woodlands Tech Center in St. Louis, Missouri, has been held by the Partnership for 10 1/2 years and has been previously identified by the General Partner as a candidate for a possible sale in 1997, and the Overlook Apartments in Scottsdale, Arizona, has been held by the Partnership for 8 years and has also been previously identified by the General Partner as a candidate for a possible sale in 1997. Given the present state of the Scottsdale, Arizona, real estate market which is weakening as more properties are being built, the General Partner intended to sell the Overlook Apartments as soon as possible. The General Partner has estimated that a failure to sell the Overlook Apartments in the near term would result in the Partnership having to hold this property for an additional period of 4 or 5 years in order to allow for the absorption of newly-built units and for rents to move upward again. The General Partner has previously identified the Westford Corporate Center in Westford, Massachusetts, which has been held by the Westford Office Venture for 10 years, for sale in 1999 or 2000.

         After acquisition, the Partnership's properties experienced a decrease in market value due to a substantial weakening of the markets for commercial real estate where these properties are located and United States real estate markets in general. Although the markets in which these properties operate and real estate markets in general have improved from the bottom of the cycle which occurred after their acquisition by the Partnership, these markets have proven to be volatile over time. Furthermore, while the operations of Woodlands Tech Center, Piedmont Plaza Shopping Center and Overlook Apartments are relatively stable, the Westford Corporate Center is subject to substantial risk in that it only has two tenants, each accounting for fifty percent of the space, and the leases of both tenants expire at the same time in 1999. While the Partnership anticipates that it would be able to find tenants to lease the space in the Westford Corporate Center given the present state of the market, there is a risk that it would take time and/or an investment in improvements in order to do so. Accordingly, the General Partner believes that it is in the best interest of Unitholders for the Partnership to sell all of the Purchased Assets now and realize 94% of their value (after deducting estimated sale expenses) rather than continue to hold the assets for individual sale and be subject to continued market risk for a number of years.


              LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS

         The General Partner estimates that the net proceeds from the Sale (after deduction of expenses of the Sale in an approximate amount of $70,000), when added to the net cash from the sale of the remaining assets of the Partnership to the General Partner (after establishment of a reserve for payment of obligations relating to the ownership, management and operation of the Purchased Assets prior to the Closing Date) in an approximate amount of $400,000, will be approximately $29,980,000, or $150 per Unit. The actual amount distributed per Unit may vary from Unitholder to Unitholder depending on the date of admission of a Unitholder to the Partnership.

         Any remaining accounts receivable and accounts payable of the Partnership relating to the Purchased Assets after the Sale will be transferred as of the Closing Date to the General Partner for an amount equal to the face value of such accounts receivable less the amount of such accounts payable being assumed by the General Partner.

         The Partnership intends to liquidate as soon as possible after the consummation of the Sale and distribute the net proceeds of the Sale (after deduction of expenses of the Sale), along with the net cash from the sale of the remaining assets of the Partnership to the General Partner (after establishment of a reserve for payment of obligations relating to the ownership, management and operation of the Purchased Assets prior to the Closing Date), to the Unitholders.

GENERAL PARTNER RECOMMENDATION

         On January 17, 1997, the Board of Directors of the General Partner unanimously approved the Sale to the Purchaser pursuant to the Purchase Agreement and the Liquidation, and directed that the Sale and the Liquidation be submitted to the Partnership's Unitholders for consent with the recommendation that Unitholders consent. The principal factors taken into consideration by the Board in approving the Sale and the Liquidation and in recommending that Unitholders consent thereto was that the Board concluded that (i) the purchase price arrived at by arm's length negotiations with the Purchaser was a fair price to the Partnership, and (ii) distribution of 94% of the net asset value (after deducting estimated sale expenses) of the Purchased Assets now would allow Unitholders to reinvest these funds into alternative investments yielding similar or higher returns at equal or lesser risk.

         FOR THE FOREGOING REASONS, THE GENERAL PARTNER OF THE PARTNERSHIP HAS DETERMINED THAT THE SALE AND THE LIQUIDATION ARE IN THE BEST INTERESTS OF UNITHOLDERS OF THE PARTNERSHIP AND RECOMMENDS THAT UNITHOLDERS CONSENT TO THE SALE, THE PURCHASE AGREEMENT AND THE SUBSEQUENT LIQUIDATION.


                              ACCOUNTING TREATMENT

         The transactions contemplated by the Purchase Agreement will be accounted for as a sale of assets. The Partnership estimates that the Sale of the Purchased Assets will result in a tax loss of approximately $4,000,000 to the Partnership or approximately $20 per $250 Unit.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the general federal income tax consequences arising from the consummation of the Sale and Liquidation. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations thereunder, administrative rulings, and judicial authority, all as of the date of this Statement. All of the foregoing are subject to change, and any such change could affect the continuing accuracy of this summary. Due to the complexity of the tax issues involved, this summary does not discuss all aspects of federal income taxation that may be relevant to a particular Unitholder in light of such Unitholder's specific circumstances or to certain types of Unitholders subject to special treatment under the federal income tax laws, such as foreign persons, dealers in securities, banks, insurance companies and tax-exempt entities, nor does it describe any aspects of state, local, foreign or other tax laws. UNITHOLDERS SHOULD CONSULT THEIR RESPECTIVE TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO EACH SUCH UNITHOLDER OF THE SALE AND LIQUIDATION.

         Under current federal income tax law, a partnership is not a taxable entity and incurs no federal income tax liability. Instead, each partner is required to take into account his, her or its allocable share of the partnership's items of income, gain, loss, deduction and credit in computing his, her or its own income tax liability. The distribution of cash by a partnership generally is not a separate taxable event. The foregoing tax treatment, however, depends entirely upon the Partnership's classification as a partnership (rather than an association taxable as a corporation) for federal income tax purposes. Although no independent investigation has been made for this purpose, the summary herein assumes, and the General Partner believes, that the Partnership has been and will continue to be properly classified as a
partnership  for  federal  income  tax  purposes.   Since  its  formation,   the
Partnership has taken the federal income tax reporting position that it is a partnership for federal income tax purposes.

SALE OF ASSETS

         The General Partner expects that the Sale will result in a net loss to the Partnership for federal income tax purposes. The loss from the Sale will be allocated among the Unitholders in accordance with the Partnership Agreement and will decrease each Unitholder's adjusted basis in its respective Units. Because the Partnership uses an accrual-method of accounting, the transfer of the Partnership's accounts receivable and accounts payable to the General Partner in exchange for their "net cash value" (i.e., the excess of the face amount of the accounts receivable over the face amount of the accounts payable) should not have federal income tax consequences to the Unitholders since the accounts receivable and accounts payable should already have been taken into account for federal income tax purposes when they accrued.

         The Purchased Assets are real property used in a trade or business. The character of gain or loss from the sale or exchange of such property is governed by Section 1231 of the Code ("Section 1231"). Gain or loss from the sale of
Section 1231 assets is generally treated as capital gain or ordinary loss. As noted above, the General Partner expects the Sale to result in a net loss for federal income tax purposes, which will be characterized as a Section 1231 loss. A Unitholder's allocable share of the Section 1231 loss will be combined with any other Section 1231 gains or losses of such Unitholder, regardless of whether such gains or losses relate to the Unitholder's investment in the Partnership, for the taxable year of the Sale. If, after combining all of a Unitholder's
Section 1231 gains and losses from all activities and investments in a taxable year, such Unitholder has a net Section 1231 gain, such gain generally will be treated as a capital gain and can be reduced by capital losses (if any) realized by a Unitholder from the sale of exchange of capital assets. On the other hand, a net Section 1231 loss generally is treated as an ordinary loss. In addition, a net Section 1231 gain (that would otherwise be treated as capital gain) may be converted into ordinary income if, in any of the five previous taxable years, a Unitholder had a net Section 1231 loss which was not offset by a succeeding year's net Section 1231 gain. Thus, the tax treatment to each Unitholder from the Sale will depend on the overall tax situation of each such Unitholder.

         Under Section 1250 of the Code (which deals with depreciation recapture with respect to certain real property), a portion of the gain on the sale of certain real property may also be characterized as ordinary income rather than capital gain to the extent that depreciation deductions with respect to the real property are required to be "recaptured," as discussed below in this paragraph. In general, if real property is depreciated on an accelerated basis rather than on a straight-line basis, the excess of accelerated depreciation over straight-line depreciation as of the date of sale ("depreciation recapture amount") will be treated as ordinary income in the year the property is sold. However, if the real property is sold at a loss, such depreciation recapture is not required. Except for the Overlook Apartments, the General Partner expects the sale of each of the Purchased Assets to result in a loss. As a result, it expects there will be no depreciation recapture with respect to those properties. Furthermore, although the Overlook Apartments will be sold at a gain, it was depreciated on a straight-line basis. Therefore, there will be no depreciation recapture with respect to that property.

         Section 469 of the Code  provides  special  rules for the  treatment of income and loss realized by individuals, trusts, estates and certain corporations from "passive activities." A passive activity, for these purposes, generally includes any rental activity. Therefore, a Unitholder's distributive share of Partnership income or loss is generally treated as income or loss from a passive activity. Losses from passive activities, to the extent they exceed income from all such activities (exclusive of interest, dividends, royalties and similar items, which are referred to as "portfolio income"), generally may not be deducted against other income of the taxpayer, including wages, active business income and portfolio income. Such losses, referred to as "suspended losses," are carried forward and treated as deductions from passive activities in later taxable years. However, if a taxpayer disposes of its entire interest in a passive activity in a fully taxable transaction (i.e., in which all realized gains and losses are recognized) during the taxable year, any suspended losses may be used to offset both passive and nonpassive income. The Partnership's sale of all its assets and subsequent liquidation and distribution of available cash to the Unitholders generally will constitute a complete disposition by a Unitholder of its interest in the Partnership. As a result, the excess of (x) the sum of any loss from the Partnership for the taxable year in which the Sale occurs, suspended losses carried over from prior years and any loss realized on the Sale, over (y) net income or gain for such taxable year from any other passive activities of the Unitholder will not be treated as a loss from a passive activity. Thus, any loss reportable by a Unitholder as a result of the transactions contemplated herein and any suspended losses, if any, from prior taxable years attributable to the Partnership can be used by a Unitholder to offset passive and nonpassive income.

DISTRIBUTIONS OF CASH IN LIQUIDATION

         Except as discussed below, a distribution of cash by the Partnership to the Unitholders would not be a separate taxable event.

         Upon the distribution of cash by the Partnership pursuant to the Liquidation, a Unitholder will recognize additional gain to the extent that the sum of the cash received is greater than the adjusted tax basis in its Units. To the extent that the sum of the cash so received is less than a Unitholder's adjusted tax basis in its Units, a Unitholder will recognize additional loss. The Partnership has no Partnership nonrecourse liabilities, a reduction in which would otherwise be treated as the payment of additional cash. In general, a Unitholder's basis in its Units is equal to the amount of cash contributed by the Unitholder to the Partnership or the amount paid by the Unitholder for Units if purchased other than from the Partnership, (a) increased by income and gain allocated to such Units and by the Unitholder's proportionate share of Partnership liabilities and (b) decreased by losses allocated and distributions made with respect to such Units. For this purpose, a Unitholder's adjusted basis in Units would be increased by its share of any gain, and reduced by its share of any loss, recognized upon the disposition of the Partnership's assets. Gain or loss recognized by a Unitholder from distributions in liquidation of the Partnership generally will be characterized as capital gain or loss. Such capital gain or loss will be long-term if the Unitholder's holding period for its Units is more than one year. In addition, capital losses can be used by a Unitholder to reduce net Section 1231 gains that have not otherwise been recharacterized as ordinary income and net capital gains from all other sources that are realized in the taxable year.

CHARACTERIZATION OF TRANSACTION AS A SALE BY UNITHOLDERS OF THEIR UNITS

         It is possible that the Internal Revenue Service (the "IRS") will challenge the federal income tax treatment of the transaction as discussed above under "SALE OF ASSETS" and "DISTRIBUTIONS OF CASH IN LIQUIDATION." In some cases, the courts have held that a partnership's sale of its assets as a "going concern" should be treated as a sale of the partners' interests in the partnership. A sale of a partner's interest in a partnership is generally treated as a sale of a capital asset with gain or loss thereon characterized as capital gain or capital loss. If the IRS were to assert that the Sale and Liquidation constituted a sale by the Unitholders of their Units, and a court were to uphold such determination, any loss realized by a Unitholder on such sale would be a capital loss, and would only be available to offset capital gain and, in the case of non-corporate Unitholders, $3,000 of ordinary income. Subject to certain limitations, excess capital losses can be used to offset capital gain and ordinary income in other taxable years. For federal income tax purposes, the General Partner intends to report the Sale and Liquidation as a sale of the Partnership's assets followed by a distribution of the cash proceeds in liquidation of the Partnership. There can be, however, no assurance that this treatment will not be challenged by the IRS, and if so challenged, that this treatment would prevail before a court.


                             SELECTED FINANCIAL DATA

         The following selected historical financial data for the Partnership for each of the years in the five year period ended December 31, 1995, have been derived from the Partnership's financial statements, which have been audited by Price Waterhouse LLP, independent certified public accountants. The data for the quarters ended September 30, 1995, and September 30, 1996 have been derived from unaudited financial statements appearing in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and which, in the opinion of the General Partner, includes all adjustments, consisting only of normal adjustments, necessary for the fair statement of the results for the unaudited periods. The selected financial data are qualified in their entirety by and should be read in conjunction with the Partnership's financial statements and related notes appearing in the Partnership's 10-K, and in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

                             Quarter Ended                              Fiscal Year Ended December 31 (a)
                             -------------                              ---------------------------------
                          SEPTEMBER      September
                           30, 1996       30, 1995        1995           1994           1993          1992            1991
Total assets (b)        $33,126,607    $34,401,342    $31,201,168    $32,525,759    $33,782,661   $35,176,295     $44,162,951
Total income(b)           4,100,505      4,289,815      5,174,279      5,019,967      4,289,754     3,462,774       3,102,718

Net income (loss)
(c)                       1,112,466      1,296,857      1,702,991      1,244,897        954,378   (6,219,956)        (99,127)
Net income (loss)
per Unit (c)                   5.51           6.42           8.43           6.16           4.72       (30.79)          (0.49)

Cash distributions to
limited partners (d)
                            624,000        750,000      3,090,000      2,472,000      2,400,000     2,562,000       1,248,000
Cash distributions
per Unit (d)                   3.12           3.75          15.45          12.36          12.00         12.81            6.24


(a) Reference is made to Notes to Financial Statements in the Partnership's 10-K for a description of payments to the State of Connecticut on behalf of limited partners. These payments are charged to limited partners capital accounts and have not been included as part of the above presentation.

(b) Total assets excludes the Partnership's equity investment in the joint venture and total income excludes the Partnership's share of income from the joint venture. See the Notes to Financial Statements in the Partnership's 10-K for a description of the joint venture.

(c) Includes losses due to impairment of assets of $280,000 ($1.39 per Unit) in 1994 and $6,408,960 ($31.72 per Unit) in 1992, net of the venture partner's share.

(d) Quarterly distributions are paid 45 days following the end of the calendar quarter.



                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

OUTSTANDING VOTING SECURITIES; RECORD DATE

                  As of the Record Date, there were 200,000 Units outstanding, which represent all of the voting securities of the Partnership. Each Unit is entitled to one vote; provided that fractional Units are not entitled to vote. Only Unitholders of record as of the Record Date, will be entitled to notice of and to execute and deliver a Consent Form.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth, as of the Record Date, the beneficial ownership of Units of the Partnership and the shares of common stock of CIGNA Corporation, the indirect parent corporation of the General Partner, of the individual directors and officers of the General Partner, and all of the directors and officers as a group.

                                CIGNA
                                  Units               Shares
                                  Beneficially        Beneficially     Percent
Name                              Owned (a)           Owned (b)        of Class

R. Bruce Albro (c)                     0                4,885.698          *

Philip J. Ward (d)                     0               12,683              *

David C. Scheinerman (e)               0                2,152.846          *

John D. Carey (f)                      0                  154              *

Verne E. Blodgett (f)                  0                1,015              *

Joseph W. Springman (g)                0                3,484              *

David C. Kopp (f)                      0                1,115              *

Kenneth Garrett (f)                    0                  100              *

Josephine Donofrio                     0                    0              *

All directors and
officers group (9)(h)                  0               25,589.544          *

* Less than 1% of class


(a) No officer or director of the General Partner possesses a right to acquire beneficial ownership of additional Units of interest of the Partnership.

(b) The directors and officers have sole voting and investment power over all the shares of CIGNA common stock they own beneficially.

(c) Shares beneficially owned includes options to acquire 1,750 shares and 1,318 shares which are restricted as to disposition.

(d) Shares beneficially owned includes options to acquire 4,630 shares and 1,645 shares which are restricted as to disposition.

(e) Shares beneficially owned includes options to acquire 345 shares and 1,599 shares which are restricted as to disposition.

(f)   Shares beneficially owned are restricted as to disposition.

(g) Shares beneficially owned includes options to acquire 1,035 shares and 1,660 shares which are restricted as to disposition.

(h) Shares beneficially owned by directors and officers include 7,760 shares of CIGNA common stock which may be acquired upon exercise of stock options and 8,606 shares which are restricted as to disposition.

                         MARKET FOR UNITS; DISTRIBUTIONS

                  There is no established public trading market for the Units.

                  The Partnership declared quarterly cash distributions to Unitholders for 1991 through the third quarter of 1996 as set forth in the following table:

                                                            Cash Distribution Per Unit
Qtr.    Date Paid(a)      1996        1995            1994          1993           1992          1991
----    ------------      ----        ----            ----          ----           ----          ----
1st     May 15          $ 3.42      $ 3.45          $ 3.12        $ 2.25         $ 3.75        $ 1.56
2nd     August 15         3.42        3.75            3.12          3.00           3.75          1.56
3rd     November 15       3.12        3.75            3.12          3.00           3.75          1.56
4th     February 15        N/A        3.75            4.50          3.00           3.75          1.56
                          ----        ----           -----        ------        -------       -------
                        $ 9.96      $14.70          $13.86        $11.25        $ 15.00        $ 6.24

(a) Quarterly distributions are paid 45 days following the end of the calendar quarter.


                                  OTHER MATTERS

                  There are no other matters other than as set forth in this Statement for which Consent Forms are being solicited.


                           INCORPORATION BY REFERENCE

                  The following documents, which have been previously filed by the Partnership with the Securities and Exchange Commission, are hereby incorporated herein by reference:

                  (1) The Partnership's 10-K;

                  (2) The information set forth in Part 1 of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996; and

                  (3) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report referred to in (1) above.

                  Pursuant to the regulations of the Securities and Exchange Commission, the Partnership will provide to each Unitholder of record on the Record Date, without charge and upon written or oral request of such person, copies all reports (excluding exhibits) filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report in (1) above.

                  A  copy  of  the  Partnership's   10-K,  and  a  copy  of  the
Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, are being sent to Unitholders concurrently with this Statement.


                               CIGNA INCOME REALTY-I LIMITED
                               PARTNERSHIP

                                 By:     CIGNA Realty
                                         Resources, Inc.-Tenth, General Partner



                                 By:     ___________________________________
                                         John D. Carey, President

January 27, 1997

                              CIGNA INCOME REALTY-I
                               LIMITED PARTNERSHIP


          CONSENT FORM REGARDING SALE OF ASSETS, PURCHASE AGREEMENT AND
                                   LIQUIDATION


          The undersigned, a holder of units ("Units") of limited partnership interests in CIGNA Income Realty-I Limited Partnership (the "Partnership"), hereby

o CONSENTS      o DOES NOT CONSENT    o ABSTAINS

(i) to the sale of all of the real estate assets of the Partnership (the "Sale") pursuant to an Agreement of Purchase and Sale dated as of January 10, 1997, between the Partnership, Westford Office Venture, Connecticut General Equity Properties-I Limited Partnership, and Glenborough Properties, L.P. (the "Purchase Agreement"), (ii) the Purchase Agreement, and (iii) the dissolution and liquidation of the Partnership (the "Liquidation") as described in the Partnership's Consent Solicitation Statement dated January 27, 1997 (the "Solicitation Statement"). The units represented by this Consent will be voted in accordance with the election specified by the holder named below. IF NO ELECTION IS SPECIFIED, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO EACH OF THE SALE, THE PURCHASE AGREEMENT AND THE LIQUIDATION. BY EXECUTION HEREOF, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE SOLICITATION STATEMENT.

          THIS CONSENT IS SOLICITED BY THE GENERAL PARTNER ON BEHALF OF THE PARTNERSHIP.

          The  Partnership  reserves  the right to waive any  conditions  to, or
modify  the  terms  of,  the   Solicitation  (as  defined  in  the  Solicitation
Statement).

          A Consent Form given, if effective, will be binding upon the holder of the Units who gives such Consent Form and upon any subsequent transferees of such Units, subject only to revocation by the delivery of a written notice of revocation by the Unitholder, executed and filed in the manner and within the time period described in the Solicitation Statement.

          IN ORDER TO COUNT, THIS CONSENT FORM MUST BE RECEIVED BY THE PARTNERSHIP PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON FEBRUARY 17, 1997.

          This fully completed and executed consent form should be sent by mail in the self-addressed, postage-paid envelope enclosed for that purpose, or by overnight courier, or by facsimile, to the Partnership, as follows:

If delivered by mail or by courier, to:        If delivered by telecopier, to:

CIR                                            CIR
900 Cottage Grove Road, S-313                  Facsimile Number: (860) 726-4166
Hartford, Connecticut 06152-2313               Telephone Number: (800) 255-5876

                         THIS CONSENT FORM CONTINUES AND
                        MUST BE SIGNED ON THE SECOND PAGE

                              CIGNA INCOME REALTY-I
                               LIMITED PARTNERSHIP



          Please sign your name below exactly in the same manner as the name(s) in which ownership of the Units is registered. When Units are held by two or more joint holders, all such holders should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

            Date: _____________, 1997




            Signature




            Name (Please Print)




            Signature if held jointly




            Name (Please Print)

                                                            Annex 1


                         AGREEMENT OF PURCHASE AND SALE

                                     BETWEEN

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP

                                       AND

                     CONNECTICUT GENERAL EQUITY PROPERTIES-I
                               LIMITED PARTNERSHIP
                                       AND
                            WESTFORD OFFICE VENTURE,

                                   AS SELLERS,

                                       AND

                          GLENBOROUGH PROPERTIES, L.P.,

                                  AS PURCHASER



==============================================================================




## NY28/MCKEJ/75515.21


                                                 TABLE OF CONTENTS
                                                                                                               Page
1.                Property......................................................................................  1

2.                Purchase Price and Deposits...................................................................  2

3.                Failure to Close..............................................................................  3

4.                Closing and Transfer of Title.................................................................  3
                  4.1      Closing..............................................................................  3
                  4.2      Closing Procedure....................................................................  4
                  4.3      Purchaser's Performance..............................................................  6
                  4.4      Evidence of Authority; Miscellaneous.................................................  6

5.                Prorations of Rents, Taxes, etc...............................................................  7

6.                Purchaser Inspections, Contingencies, and Elections...........................................  9
                  6.1      Document Inspection..................................................................  9
                  6.2      Physical Inspection.................................................................. 10
                  6.3      Survey Contingency................................................................... 11
                  6.4      Title Contingency.................................................................... 11
                  6.5      Election With Respect to Contracts and Agreements.................................... 13

7.                Loss due to Casualty or Condemnation.......................................................... 13
                  7.1      Loss Due to Condemnation............................................................. 13
                  7.2      Loss Due to Casualty................................................................. 14

8.                Operation of the Property..................................................................... 14

9.                Broker........................................................................................ 15

10.               Representations and Warranties................................................................ 16
                  10.1     Limitations on Representations and Warranties........................................ 16
                  10.2     Representations and Warranties....................................................... 16
                  10.3     Seller's Knowledge................................................................... 19
                  10.4     Survival............................................................................. 20

11.               Indemnification............................................................................... 20
                  11.1     The Sellers' Indemnification......................................................... 20
                  11.2     Purchaser's Indemnification.......................................................... 21

12.               Assignment.................................................................................... 22

13.               Notices....................................................................................... 22

                                                       i



## NY28/MCKEJ/75515.21




14.               Expenses...................................................................................... 23

15.               Miscellaneous................................................................................. 24
                  15.1     Successors and Assigns............................................................... 24
                  15.2     Gender............................................................................... 24
                  15.3     Captions............................................................................. 24
                  15.4     Construction......................................................................... 24
                  15.5     Entire Agreement..................................................................... 24
                  15.6     Recording............................................................................ 24
                  15.7     No Continuance....................................................................... 24
                  15.8     Time of Essence...................................................................... 25
                  15.9     Original Document.................................................................... 25
                  15.10    Governing Law........................................................................ 25
                  15.11    Acceptance of Offer.................................................................. 25
                  15.12    Confidentiality...................................................................... 25
                  15.13    Surviving Covenants.................................................................. 25
                  15.14    Approval............................................................................. 26



                                                       ii


## NY28/MCKEJ/75515.21

                         AGREEMENT OF PURCHASE AND SALE

          THIS AGREEMENT OF PURCHASE AND SALE is made by and between CIGNA INCOME REALTY-I LIMITED PARTNERSHIP, a Delaware limited partnership ("CIR"), CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP, a Connecticut limited partnership ("CGEP"), and WESTFORD OFFICE VENTURE, a Connecticut general partnership ("WOV") (each, individually a "Seller," and collectively, the "Sellers"), and GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Purchaser"), as of the "Effective Date" (as defined below).

1.        PROPERTY

          Each Seller hereby agrees to sell, and Purchaser hereby agrees to buy, all of the following property: (a) the real property described in Schedule 1.1 hereto and indicated on said Schedule 1.1 as being sold by such Seller, together with all and singular easements, covenants, agreements, rights, privileges, tenements, hereditaments and appurtenances thereunto now or hereafter belonging or appertaining thereto (each, a "Land Parcel," and collectively, the "Land");
(b) any and all buildings (collectively, the "Buildings") and other improvements of every kind located in, on and over each Land Parcel (with respect to a particular Land Parcel, "Individual Improvements," and collectively, the
"Improvements"); (c) all tenant leases relating to each of the Individual Improvements, being the leases referred to respectively on the Rent Rolls attached hereto as Schedule 1.2 and all guarantees thereof, (each Land Parcel, together with the Individual Improvements and the tenant leases related thereto, is referred to herein as an "Individual Real Property"; all such Individual Real Properties are referred to herein, collectively, as the "Real Property"); and
(d) all fixtures, equipment, and other personal property, both tangible and intangible, including, but not limited to, the contracts listed in Schedule 1.3, excluding only the leasing brokerage agreements, property management agreements and other contracts that Purchaser elects to exclude by written notice to the Sellers pursuant to Section 6.5 hereof, and the following items, to the extent of the respective Seller's right, title and interest thereto, and to the extent assignable by such Seller without obtaining the consent thereto by any third-party: all general intangibles relating to design, development, operation, management and use of each Individual Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of each Individual Real Property, any telephone numbers and listings used in connection with the operation of each Individual Real Property and the leasing thereof, goodwill in connection with each Individual Real Property, any data concerning tenants of each Individual Real Property to the extent related to the Real Property, all soils tests, engineering reports, architectural drawings, plans and specifications relating to all or any portion of each Individual Real Property, all payment and performance bonds or warranties or guarantees relating to each Individual Real Property, trade names, fictitious business names, and other source and business identifiers, including, but not limited to, the names set forth on Schedule 1.4 hereto, owned by each Seller and contained in or related to any of the
Individual Improvements being sold by such Seller (with respect to an Individual Real Property, "Individual Personal Property," and collectively, the "Personal Property") (collectively, an Individual Real Property and the Individual Personal Property related thereto are sometimes referred to herein as an "Individual Property;" collectively, the Real Property and the Personal Property are sometimes referred to herein as the "Property").

It shall be a condition to Purchaser's obligation hereunder to purchase any Individual Property that each Seller shall consummate the Closing with respect to all of its Individual Properties.

          2.      PURCHASE PRICE AND DEPOSITS

          The purchase price which the Purchaser agrees to pay and the Sellers agree to accept for the Property shall be the sum of Forty-Four Million Two Hundred Four Thousand Dollars ($44,204,000) (hereinafter referred to as the 'Purchase Price"), subject to adjustment as provided in Section 5 hereof, payable as follows:

          (a) An earnest money deposit (the "Deposit") of Four Hundred Forty-Two Thousand Forty Dollars ($442,040), in cash, to be deposited by Purchaser with Chicago Title Company at its office located at 700 South Flower Street, Suite 900, Los Angeles, California 90017 (the "Escrow Holder"), upon delivery of three
(3) executed copies of this Agreement to Escrow Holder, such amount to be held in escrow by Escrow Holder, and deposited in an interest-bearing account; and

          (b) The balance of the Purchase Price shall be paid at time of Closing by wire transfer of immediately available Federal funds through the Escrow Holder, with the transfer of funds to the Sellers to be completed on the day of the Closing.

          Schedule 2.1 hereto indicates the portion of the Purchase Price allocated to each Individual Property (each, an "Allocated Portion of the Purchase Price"); provided, however, that such allocation is intended solely for the purposes of Paragraphs 6.4, 7.1 and 7.2 hereof and Exhibit A-3 hereto, and shall not be binding on the parties for any other purpose whatsoever.

          The Deposit and all interest earned thereon shall be paid to the Sellers at the Closing as a credit against the Purchase Price. Purchaser shall provide the Escrow Holder with its tax identification number, and all interest shall be for Purchaser's account for tax purposes.

          In addition to the Deposit, Purchaser shall deposit three (3) fully executed copies of this Agreement with the Escrow Holder immediately after all parties have executed it. The date of such deposit shall be acknowledged by the Escrow Holder on all copies, and such date shall be the "Effective Date" of this Agreement. The Escrow Holder shall retain one copy of this Agreement and deliver one copy hereof to each of Purchaser and the Sellers.

3.        FAILURE TO CLOSE

          IF THE SELLERS HAVE COMPLIED WITH ALL OF THE COVENANTS AND CONDITIONS CONTAINED HEREIN AND ARE READY, WILLING AND ABLE TO CONVEY THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT AND PURCHASER FAILS TO CONSUMMATE THIS AGREEMENT AND TAKE TITLE BY REASON OF A DEFAULT ON PURCHASER'S PART, THEN THE PARTIES HERETO RECOGNIZE AND AGREE THAT THE DAMAGES THAT THE SELLERS WILL SUSTAIN AS A RESULT THEREOF WILL BE SUBSTANTIAL, BUT DIFFICULT IF NOT IMPOSSIBLE TO ASCERTAIN. THEREFORE, THE PARTIES AGREE THAT, IN THE EVENT OF PURCHASER'S DEFAULT AS AFORESAID, THE SELLERS SHALL, AS THEIR SOLE REMEDY, (A) RETAIN THE DEPOSIT PLUS INTEREST EARNED THEREON, AND (B) BE ENTITLED TO RECOVER FROM BUYER CASH IN THE AMOUNT OF FOUR HUNDRED FORTY-TWO THOUSAND FORTY DOLLARS ($442,040), AS LIQUIDATED DAMAGES, AND NO PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS WITH RESPECT TO ANY OTHER UNDER THIS AGREEMENT, EXCEPT FOR THE SURVIVING COVENANTS (HEREINAFTER DEFINED). THE SELLERS ACKNOWLEDGE AND AGREE THAT THE SUM OF (A) THE DEPOSIT PLUS INTEREST EARNED THEREON, AND (B) $442,040, IS A REASONABLE ESTIMATE OF AND BEARS A REASONABLE RELATIONSHIP TO THE DAMAGES THAT WOULD BE SUFFERED AND COSTS INCURRED BY THE SELLERS AS A RESULT OF HAVING WITHDRAWN THE PROPERTY FROM SALE AND THE FAILURE OF CLOSING TO OCCUR DUE TO A DEFAULT BY PURCHASER UNDER THIS AGREEMENT AND (2) PURCHASER SEEKS TO LIMIT ITS LIABILITY UNDER THIS AGREEMENT TO THE AMOUNT OF THE SUM OF (A) THE DEPOSIT PLUS INTEREST EARNED THEREON, AND (B) $442,040, IN THE EVENT THIS AGREEMENT IS TERMINATED AND THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DOES NOT CLOSE DUE TO A DEFAULT BY PURCHASER HEREUNDER.


                     PURCHASER               Sellers
Initials:      __________             ___________


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4.        CLOSING AND TRANSFER OF TITLE

          4.1     CLOSING

     The parties hereto agree to conduct a closing of this sale (the "Closing") at 8:00 A.M. P.S.T., on or before February 17, 1997; provided, however, that if CIR and CGEP have not obtained the Limited Partner Approvals (as defined in Paragraph 15.14) by February 10, 1997, then, subject to the provisions of Paragraph 15.14, the date of the Closing shall be extended until the fifth (5th) calendar day after such Limited Partner Approvals have been obtained (the "Closing Date"), in the office of the Escrow Holder located at 700 South Flower Street, Suite 900, Los Angeles 90017, or at such other place as may be agreed upon by the parties hereto. This Agreement shall terminate if transfer of title is not completed by the Closing Date (unless such failure to close is due to the Sellers' default, the date for Closing is extended pursuant to any provision hereof, including, without limitation, the matters described in Sections 6.3, 6.4, 6.5 and Section 7 hereof, or the date for Closing is extended by agreement of the parties, which agreement shall be confirmed in writing).

          4.2     CLOSING PROCEDURE

          With respect to each Individual Property, the Seller that owns such Individual Property shall execute and deliver or cause to be delivered either to Escrow Holder or Purchaser on or before the Closing (or such earlier date as specifically provided below for any particular item), each of the following items:

          (a) a deed, in the appropriate form attached hereto as Exhibit A-1 through A-4, depending on the state where the Individual Property is located, duly acknowledged and proper for recording, conveying such Individual Property to Purchaser, subject, however, to (i) (A) such easements, rights of way, encumbrances, liens, covenants, restrictions, or other matters of record as shall have been approved by Purchaser pursuant to Section 6.4, and (B) such matters shown on the Survey (as defined in Section 6.3) of such Individual Real Property as shall have been approved by Purchaser pursuant to Section 6.3, (ii) taxes not yet due and payable, (iii) the rights of lessees and licensees of space in the Individual Improvements included in such Individual Property at the time of Closing (to the extent shown on the Rent Roll for such Individual Improvements, which Rent Roll shall have been approved by Purchaser), and (iv) any encumbrances created or permitted by the terms of this Agreement approved by such Seller and Purchaser;

          (b) a Bill of Sale in the form attached hereto as Exhibit B, dated as of the date of Closing conveying to Purchaser any and all Individual Personal Property pertaining to such Individual Real Property;

          (c) an Assignment and Assumption of Leases in the form attached hereto as Exhibit C dated the date of Closing, assigning all of the landlord's right, title and interest in and to any tenant and other leases covering all or any portion of such Individual Real Property;

          (d) Tenant Notification Agreements (the "Tenant Notices"), dated the date of the Closing of such Individual Property and complying with applicable statutes in order to relieve such Seller of liability for tenant security deposits (provided the security deposits are paid to Purchaser), notifying the tenants of such Individual Real Property that such Individual Property has been sold to Purchaser and directing the tenants to pay rentals to Purchaser (or Purchaser's designated agent);

          (e) the originals of all leases and such Seller's complete tenant files with respect to current tenants of such Individual Real Property, including all subleases, lease modifications, license agreements, tenant improvement construction contracts, move-in leases, financial statements on all tenants, credit reports on all tenants, names and phone numbers of tenant contacts, and other correspondence with tenants, all to the extent in such Seller's or its property manager's possession, all agreements for the payments of any leasing commissions which have not been paid in full, and, to the extent in such Seller's possession or under such Seller's control, as-built plans and specifications, maintenance and service and any other contracts that are to be assumed, and such Seller's complete files with respect to the maintenance of such Individual Property, including correspondence with service providers to the extent in such Seller's or its property manager's possession, all licenses, permits and certificates of occupancy of such Individual Property or such Individual Improvements to the extent the same are in such Seller's or its property manager's possession or control;

          (f) at least five (5) days prior to Closing, tenant estoppel certificates on the form attached hereto as Exhibit D and consistent with the information contained in the respective Rent Rolls, executed by such tenants of such Individual Real Properties as are set forth on Schedule 4.1 attached hereto;

          (g) such Seller's certification as to those matters which would be covered in a tenant estoppel certificate for any lease for which an estoppel certificate is not obtained from a tenant prior to Closing;
          (h) an updated Rent Roll for such Individual Real Property, in the form of the Rent Rolls attached hereto as Schedule 1.2, dated within fifteen
(15) days of the date of the Closing;

          (i) Federal and, to the extent applicable, State affidavits that Seller in not a "foreign person" in the forms attached as Exhibit E-1 and E-2, respectively;

          (j) a master key or duplicate key for all locks in such Individual Improvements;

          (k) to the extent in the possession of such Seller or such Seller's property management company, all maintenance records, all engineering records and reports (e.g., soils, compaction, concrete tests, structural, mechanical systems), and any environmental studies, sprinkler or other life safety system reports or testing certifications with respect to such Individual Real Property;

          (l) a list of the amount of all tenant security deposits;

          (m) accounts receivable report as of a date no earlier than December 10, 1996;

          (n) any letters of intent (executed or otherwise) with prospective tenants;

          (o)  historical  financials,   including  balance  sheets  and  income
statements for prior three (3) years;

          (p) year-to-date operating statements;

          (q) to the extent in the possession of such Seller or such Seller's property management company, copies of real estate tax bills (including special assessments) for prior five (5) years, including evidence of payment;

          (r) all site or plot plans for such Individual Real Property in the possession of such Seller or its property manager;

          (s) any unrecorded reciprocal easement agreements with respect to such Individual Real Property in the possession of such Seller or its property manager;

          (t) to the extent in the possession of such Seller or such Seller's property management company, any warranties or guaranties in effect with respect to such Individual Real Property or any component thereof (e.g. roof, HVAC);

          (u) to the extent in the possession of such Seller or such Seller's property management company, copies of utility bills for the Property for the past three (3) years;

          (v) copies of all billings to tenants for the past three (3) years for utilities, taxes, insurance and other CAM charges, together with the supporting calculations of the same; and

          (w) complete and correct copies of all consents described in Paragraph 10.2(e).

          With respect to items (e), (j) and (m) through (w) listed above, each Seller shall be deemed to have delivered such items to Purchaser with respect to a particular Individual Property owned by such Seller when such Seller has caused such items to be packaged and, after two (2) business days' written notice to Purchaser, made available for Purchaser to pick up at the office of the property manager for such Individual Property (which property manager shall be identified by name and address in such written notice of such Seller). Notwithstanding any of the foregoing, Purchaser agrees that with respect to the Individual Real Property identified on Schedule 1.1 as Westford Corporate Center, items (e), (j) and (m) through (w) shall be deemed timely delivered if delivered to Purchaser within two (2) business days after the Closing.

          4.3     PURCHASER'S PERFORMANCE

          At the Closing, Purchaser will cause the Purchase Price to be delivered to the Escrow Holder, will execute and deliver the Tenant Notices, the Assignment and Assumption of Leases, and the Bill of Sale for each of the Individual Properties.

          4.4     EVIDENCE OF AUTHORITY; MISCELLANEOUS

          Both parties will deliver to the Escrow Holder and each other such evidence or documents as may reasonably be required by the Escrow Holder or any hereto evidencing the power and authority of the Sellers and Purchaser and the due authority of, and execution and delivery by, any person or persons who are executing any of the documents required hereunder in connection with the sale of the Property. Both parties will execute and deliver such other documents as are reasonably required to effect the intent of this Agreement.

5.        PRORATIONS OF RENTS, TAXES, ETC.

          Real estate taxes for the year of Closing and any bond or assessment which is a lien against any Individual Real Property (or which is pending and may become a lien against any Individual Real Property) shall be prorated as of 12:01 A.M. on Closing Date either using actual tax or assessment figures or, if actual figures are not available, then using as a basis for said proration the most recent assessed value of such Individual Real Property multiplied by the current tax or assessment rate, with a subsequent cash adjustment to be made between Purchaser and the respective Seller when actual tax or assessment figures are available. Personal property taxes, annual permit, license or inspection fees, sewer charges, amounts payable under any contract or agreement that will be continued after the Closing, and other expenses normal to the operation and maintenance of the Property shall also be prorated as of the date of Closing. Rents that have been collected for the month of the Closing and for subsequent months will be prorated at the Closing, effective as of the date of the Closing. Such rents shall be deemed to include, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, common area expenses, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant leases (whether such collection occurs prior to, on or after the date of the Closing). After the Closing, Purchaser shall have the exclusive right to enforce claims for rents and all other obligations due and owing under the Leases and terminate any Leases as Purchaser, in its sole discretion, deems appropriate. With regard to rents that are delinquent as of the date of the Closing, (i) no proration will be made at the Closing, (ii) Purchaser will make a good faith effort after the Closing to collect the rents in the usual course of Purchaser's operation of the Property, and (iii) Purchaser will apply all rents collected first to the current rents and the excess amount, if any, shall be applied to the delinquent rent owed to the Sellers. It is agreed, however, that Purchaser will not be obligated to institute any lawsuit or other collection procedures or terminate any lease to collect delinquent rents. Rents collected by Purchaser after the Closing Date, to which a Seller is entitled, shall be promptly paid to such Seller. To the extent delinquent rents or other amounts are collected by Purchaser, Purchaser may deduct from the amount owed to the Sellers an amount equal to the out-of-pocket third-party collection costs actually incurred by Purchaser in collecting such rents and other amounts. As of the Closing Date, Purchaser shall be entitled to a credit for any tenant deposits under the leases, and the Sellers shall retain the same. Final readings on all gas, water and electric meters shall be made as of the date of Closing, if possible. If final readings are not possible, gas, water and electricity charges will be prorated based on the most recent period for which costs are available. Any Seller that has made any deposits with utility companies shall be entitled to seek a refund of such deposits and shall be solely responsible for recovering the same. Purchaser shall be responsible for making all arrangements for the continuation of utility services. After the Closing, Purchaser will assume full responsibility for all security deposits and advance rental deposits of current tenants of the Real Property currently held by the Sellers, which items will be itemized by the Sellers and transferred and credited to Purchaser at the Closing. At the Closing, the Sellers shall deliver to Purchaser all letters of credit and other collateral given to any Seller or any of such Seller's affiliates or predecessors-in-interest pursuant to any of the leases, less any portions thereof applied in accordance with the respective lease (together with a statement regarding such applications).

          If any tenants for any Individual Real Property are required to pay percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents") and such Additional Rents are not finally adjusted between the landlord and tenant under any lease until after the Closing, then Purchaser shall submit to the applicable Seller within sixty (60) days after such Additional Rents are finally adjusted with any tenant, a supplemental statement (the "Supplemental Statement") to the extent such Additional Rents have been finally adjusted between Purchaser and such tenant, containing a calculation of the prorations of such Additional Rents, prepared based on the principles set forth in this Section 5, provided that in making such adjustment, (i) the parties shall exclude any Additional Rents arising from increased real property taxes for such Individual Real Property to the extent such increase is the result of Purchaser's purchase of the Property, and (ii) no amount of Additional Rent found to be owing to Purchaser from any tenant shall be offset against any amount of Additional Rent found to be owed by Purchaser to any other tenant unless such amount owed to Purchaser is actually collected by Purchaser. To the extent the Supplemental Statement indicates that one party is entitled to any amounts under this paragraph, the other party shall pay such sum to such party within thirty (30) days after the delivery of the Supplemental Statement.

          Notwithstanding  anything to the contrary contained in this Section 5,
(i) if the amount of the real property taxes and assessments payable with respect to any Individual Real Property for any period prior to Closing is determined to be more than the amount of such real property taxes and assessments that is prorated herein (in the case of the current year) or that was paid by the applicable Seller (in the case of any prior year), due to a reassessment of the value of such Individual Real Property or otherwise, such Seller and Purchaser shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and such Seller shall pay to Purchaser any increase in the amount of such real property taxes and assessments applicable to any period prior to Closing; provided, however, that such Seller shall not be required to pay to Purchaser any portion of such increase which is payable by tenants of such Individual Real Property under their respective leases; and (ii) if the amount of the real property taxes and assessments payable with respect to any Individual Real Property for any period prior to Closing is determined to be less than the amount of such real property taxes and assessments that is prorated herein (in the case of the current year) or that was paid by the applicable Seller (in the case of any prior year), due to an appeal of the taxes by such Seller, a reassessment of the value of such Individual Real Property or otherwise, such Seller and Purchaser shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and (a) Purchaser shall pay to such Seller any refund received by Purchaser representing such a decrease in the amount of such real property taxes and assessments applicable to any period prior to Closing; provided, however, that Purchaser shall not be required to pay to such Seller any portion of such refund which is payable to tenants of such Individual Real Property under their respective leases; and (b) Seller shall be entitled to retain any refund received by such Seller representing such a decrease in the amount of such real property taxes and assessments applicable to any period prior to Closing; provided, however, that such Seller shall pay to Purchaser that portion of any such refund that is payable to tenants of such Individual Real Property under their respective leases.

          A separate closing statement shall be prepared for each Individual Property by Escrow Holder, and approved by Buyer and the respective Seller, showing in detail the prorations for such Individual Property. All prorations shall be based on a 365-day year.

6.        PURCHASER INSPECTIONS, CONTINGENCIES, AND ELECTIONS

          6.1     DOCUMENT INSPECTION

          With respect to each Individual Real Property, the Seller that owns such Individual Real Property shall deliver to Purchaser for Purchaser's review the following items at the following times:

          (a) promptly after the Effective Date, current operating and capital budgets;

          (b) promptly after the Effective Date, copies of all service, maintenance, management or other operations contracts and copies of all correspondence with such service providers, to the extent in such Seller's or its property manager's possession;

          (c) promptly after the Effective Date, a list of any tenants with rent pre-paid more than 30 days in advance; and

          (d) promptly after the Effective Date, the most recent leasing status report from leasing broker, and monthly thereafter until the Closing, updated versions of the same.

          Purchaser acknowledges that before execution of this Agreement each Seller has made available for Purchaser's review the standard lease form used by such Seller with respect to its respective Individual Real Properties.

          Purchaser   agrees   that  if  for  any  reason  the  Closing  is  not
consummated, Purchaser will immediately return to the Sellers all materials furnished to Purchaser pursuant to this Section 6.1.

          Purchaser acknowledges and agrees that notwithstanding the Sellers' obligations under this Section 6.1 to make the items listed in this Section 6.1 available for Purchaser's inspection, such obligations of the Sellers do not create any condition to Purchaser's obligations hereunder to purchase the Property.

          Purchaser shall have the right to inspect each Seller's files relating to such Seller's Individual Real Properties before and after the Closing for such period of time as is necessary for Purchaser to prepare an "8-K" filing and an "8-K/A" filing relating to this transaction with the United States Securities and Exchange Commission; provided, however, that such period of time shall not extend beyond the ninetieth (90th) calendar day following the Closing. Each Seller shall cooperate generally with Purchaser in preparing such "8-K" and "8-K/A" filings; provided, however, that such cooperation of the Sellers shall not be deemed to imply any representation or warranty by any Seller regarding the adequacy or accuracy of any information included in such filings.

          6.2     PHYSICAL INSPECTION

          In addition to the items set forth in Section 6.1, the Sellers have made, and prior to the Closing will continue to make, the Property available for inspection by Purchaser and Purchaser shall, at Purchaser's risk, be entitled to conduct an engineering and a Phase I environmental audit of each Individual Real Property and in connection therewith, to undertake such physical inspection of such Individual Real Property as Purchaser deems appropriate. Such inspection shall be conducted at reasonable times upon reasonable oral or written notice to the applicable Seller's property manager. Such Seller shall have the right to designate a representative to accompany Purchaser's employees, agents, and independent contractors on any such inspections. Notwithstanding any of the foregoing, Purchaser shall not be entitled to conduct a Phase II environmental audit of any Individual Property without the prior written consent of the applicable Seller, which consent shall not be unreasonably withheld or delayed. Consent to any Phase II environmental audit shall be expressly conditioned on the applicable Seller's approval, not to be unreasonably withheld or delayed, of
(i) the person or persons proposed by Purchaser to perform such audit, and (ii) the nature and extent of the actions to be taken in the performance of such audit.

          Purchaser hereby agrees to pay, protect, defend, indemnify and save each Seller harmless against all liabilities, obligations, claims (including mechanic's lien claims), damages, penalties, causes of action, judgments, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon, incurred by or asserted against such Seller in connection with or arising out of the entry upon any Individual Real Property by Purchaser's employees, agents or independent contractors and the actions of such persons on such Individual Real Property. In the event any part of any Individual Property is damaged or excavated by Purchaser, its employees, agents or independent contractors, Purchaser agrees in the event its purchase hereunder is not consummated, to make such additional payments to the Seller that owns such Individual Property as may be reasonably required to return such Individual Property to its condition immediately prior to such damage or excavation or, at such Seller's option, to cause such work reasonably required to return such Individual Property to its condition immediately prior to such damage or excavation to be done. Notwithstanding any provision to the contrary herein, Purchaser's obligations under this subparagraph shall survive the expiration or termination of this Agreement, and shall survive Closing.

          Purchaser acknowledges and agrees that notwithstanding the Sellers' obligations under this Section 6.2 to make the Property available for inspection by Purchaser, such obligations of the Sellers do not create any condition to Purchaser's obligations hereunder to purchase the Property.

          6.3     SURVEY CONTINGENCY

          Purchaser's obligation to purchase the Property is subject to its review and approval, within the ten (10) day period provided below, of a current survey of each Individual Real Property by a registered surveyor certified to Purchaser (each, a "Survey," and collectively, the "Surveys"), which Surveys Purchaser shall procure within thirty (30) days after the Effective Date, or as soon thereafter as practicable. Each Survey shall show the location of all improvements, structures, driveways, parking areas, easements, rights of way, and any encroachments and shall specify whether the subject Individual Real Property is within a 100- year flood plain or flood way, and shall contain a certification of the surveyor satisfactory in form and substance to Purchaser. Each Survey shall further set forth a legal description of the boundaries of the subject Individual Real Property in accordance with local practices.

          With respect to each Survey, Purchaser shall have until ten (10) days after its receipt of each Survey and the related Title Report (as defined below) and copies of all items and documents referred to therein for the applicable Individual Property to approve or object in writing to such Survey, including any objection to the boundaries set forth in such Survey and to the legal description. Any such written notice shall state all of Purchaser's objections with specificity. Upon receipt of such notice, the Seller that owns the subject Individual Real Property may, but shall not be obligated to, cure such objections. If such Seller cures such objections within 15 days, or, if such objections are such that they cannot be cured within 15 days and such Seller has commenced curing such objections and thereafter diligently proceeds to perfect such cure (but in no event beyond 30 days unless agreed to by Purchaser), then this Agreement shall continue in force and effect, and the Closing Date shall be adjusted accordingly. If such Seller is unable to, or chooses not to, cure such objections within the time permitted, this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any further obligations hereunder except for the Surviving Covenants. Notwithstanding the foregoing, however, Purchaser may waive such objections that such Seller is unable to or chooses not to cure, and upon receipt by such Seller of such waiver in full from Purchaser within 10 days of notice from such Seller that it is unable or chooses not to cure such objections, this Agreement shall remain in full force and effect with no reduction in the Purchase Price.

          If requested by the Sellers, Purchaser will confirm in writing whether this survey contingency has been satisfied and, if so, the date on which it was satisfied.

          6.4     TITLE CONTINGENCY

          Purchaser's obligation to purchase the Property is subject to its approval, within the time period set forth below, with respect to each Individual Real Property, of a preliminary title report for an A.L.T.A. Owner's Title Insurance Policy (Form B, rev. 10/17/70) (each, individually, a "Title Report," and collectively, the "Title Reports"), dated not earlier than December 1, 1996, issued by the Escrow Holder, and all items and documents referred to in the Title Report. Purchaser shall procure each such Title Report and the items and documents referred to therein within thirty (30) days after the Effective Date, or as soon thereafter as practicable. Each Title Report will commit the Escrow Holder to issue to Purchaser at the Closing an Owner's Title Policy (as defined below) relating to the Individual Real Property that is the subject of such Title Report, in the amount of the applicable Allocated Portion of the Purchase Price. Upon receipt of each Title Report and accompanying documents by Purchaser, Purchaser shall have until the date ten (10) days after receipt of all such items and the related Survey to approve such Title Report or to state any objections in writing. Such written notice of objection shall state all of Purchaser's objections with specificity. Upon receipt of such notice, the Seller that owns the subject Individual Real Property may, but shall not be obligated to, cure such objection(s); provided that such Seller shall be obligated to remove any monetary liens of an ascertainable amount other than any lien for taxes or assessments which are not yet due and payable. If such Seller cures such objections within 15 days, or, if such objections are such that they cannot be cured within 15 days and such Seller has commenced curing such objections and thereafter diligently proceeds to perfect such cure (but in no event beyond 30 days unless otherwise agreed to by Purchaser), then this Agreement shall continue in full force and effect and the Closing Date shall be adjusted accordingly. If such Seller is unable or chooses not to cure such objections within the time permitted, then this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any further obligations hereunder except for the Surviving Covenants. Notwithstanding the foregoing, however, Purchaser may waive such objections that such Seller is unable or chooses not to cure within 10 days after receipt of a notice that such Seller is unable or chooses not to cure such objections, and upon receipt by such Seller of such waiver in full from Purchaser, this Agreement shall remain in full force and effect with no reduction in the Purchase Price.

          If requested by the Sellers, Purchaser will confirm in writing whether this title contingency has been satisfied and, if so, the date on which it was satisfied.

          As a condition precedent to Closing, the Escrow Holder shall deliver to the Purchaser, for each Individual Real Property, an Owner's Title Insurance Policy (each, an "Owner's Title Policy," and collectively, the "Owner's Title Policies") dated no earlier than the date of the recording of the Deed conveying the Individual Real Property insured by such Owner's Title Policy, in the full amount of the applicable Allocated Portion of the Purchase Price, insuring that good and indefeasible fee simple title to such Individual Real Property is vested in Purchaser, together with such endorsements as shall be specified by Purchaser in its title approval notice given pursuant to this Section 6.4, and containing no exceptions to such title other than the standard printed exceptions (provided, however, that (i) the printed survey exception must be deleted, except for matters shown on the applicable Survey and either approved by Purchaser or as to which objection has been waived by Purchaser, (ii) the exception as to ad valorem taxes shall be limited to taxes for the current and subsequent years,
(iii) there shall be no exception for creditors' rights, and (iv) the exception for tenants and parties in possession shall be limited to the rights as tenants only (with no options to purchase or rights of first refusal or first offer to sell such Individual Real Property to such tenants) of those tenants, licensees, and occupants shown on the applicable Rent Roll delivered at Closing), those items listed on Schedule "B" of the applicable Title Report that either were approved by Purchaser or as to which objection has been expressly waived by Purchaser, and encumbrances created or permitted by the terms of this Agreement. If the Escrow Holder cannot deliver the Owner's Title Policies to Purchaser as described herein, this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any further obligations hereunder except for the Surviving Covenants, except to the extent Escrow Holder's inability to deliver the Owner's Title Policies is due to any of the Sellers' failure to cure any title objection which it has agreed to cure pursuant to this Section 6.4.

          6.5     ELECTION WITH RESPECT TO CONTRACTS AND AGREEMENTS

          The Sellers agree to terminate, effective on or before the day of Closing, any and all leasing brokerage agreements and property management agreements relating to the Real Property or any Individual Real Property. With respect to contracts and agreements other than leasing brokerage agreements and property management agreements, each Seller shall provide to Purchaser, within ten (10) days after the Effective Date, with respect to each Individual Property owned by such Seller, a list of such other contracts and agreements pertaining to such Individual Real Property. Purchaser shall have fifteen (15) days after receipt of all such lists to deliver written notice to the Sellers as to which, if any, of the contracts and agreements described on such lists it elects to assume, and which, if any, of such contracts and agreements it elects to reject.

7.        LOSS DUE TO CASUALTY OR CONDEMNATION

          7.1     LOSS DUE TO CONDEMNATION

          In the event any condemnation is instituted or any Seller receives written notice that any condemnation is threatened with respect to (i) all or a Substantial Portion (as hereinafter defined) of any Individual Real Property which condemnation shall or would render a Substantial Portion of such Individual Real Property untenantable, or (ii) any portion of the parking area of any Individual Real Property, such Seller shall give Purchaser prompt notice of the same, and Purchaser may, upon written notice to such Seller given within 10 days of receipt of notice of such event, cancel this Agreement, in which event this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any rights or obligations hereunder except for the Surviving Covenants. In the event that Purchaser does not elect to terminate, or if the condemnation affects less than a Substantial Portion and does not affect any parking area, then this Agreement shall remain in full force and effect, and such Seller shall be entitled to all monies received or collected by reason of such condemnation prior to Closing. In such event, the transaction hereby contemplated shall close in accordance with the terms and conditions of this Agreement except that there will be an abatement of the Purchase Price equal to the amount of the gross proceeds received by such Seller by reason of such condemnation prior to Closing; provided, however, that if any separate award is made for costs and attorney's fees, such Seller shall be entitled to keep such separate award. If such Seller shall not have received all monies owed it by reason of such condemnation prior to the Closing, then such Seller shall assign any interest it has in the pending award to Purchaser. For purposes of this
Section 7.1, a Substantial Portion shall mean a condemnation of any portion of an Individual Real Property, the value of which portion exceeds five percent (5%) of the Allocated Portion of the Purchase Price applicable to such Individual Real Property.

          7.2     LOSS DUE TO CASUALTY

          In the event of Substantial Loss or Damage (as hereinafter defined) to any Individual Real Property by fire or other casualty (not resulting from acts of Purchaser), any party may, or, if the fire or other casualty results from acts of Purchaser, the applicable Seller may, upon written notice to the other party given within 10 days of receipt of notice of such event, cancel this Agreement in which event this Agreement shall terminate, the Sellers shall instruct the Escrow Holder to return the Deposit plus interest earned thereon to Purchaser, and no party shall have any rights or obligations hereunder except for the Surviving Covenants. In the event that no party elects to terminate, or if the casualty results in less than Substantial Loss or Damage, then this Agreement shall remain in full force and effect and the Seller that owns such Individual Real Property shall be entitled to all insurance proceeds received or collected by reason of such damage or loss, whereupon the transaction hereby contemplated shall close in accordance with the terms and conditions of this Agreement except that there will be abatement of the Purchase Price equal to the amount of the gross proceeds, plus such Seller's deductible, or, in the case of an uninsured loss, by the cost to repair such damage or loss, provided that such abatement will be reduced by the amount expended by such Seller in accordance with Section 8 hereof for restoration of such Individual Real Property following the casualty, and provided, further, that such abatement will be further reduced by the amount that the gross proceeds include any separate award for costs (including preservation costs) and attorney's fees. Alternatively, Purchaser may, in its discretion, have such Seller repair or replace the damaged Property, and there shall be no abatement of the Purchase Price in such case. However, Purchaser shall not be entitled to require such Seller to effect repair or replacement unless the repair or replacement will take no more than three (3) months to complete. For purposes of this Section 7.2, "Substantial Loss or Damage` shall mean loss or damage to the parking and/or any portion of any Building the cost for repair of which exceeds five percent (5%) of the Allocated Portion of the Purchase Price applicable to such Individual Real Property.

8.        OPERATION OF THE PROPERTY

          Between the time of execution of this Agreement and the Closing, each Seller shall maintain its respective Individual Properties in good condition and repair, reasonable wear and tear excepted, shall perform all work required to be done under the terms of any lease or agreement relating to any such Individual Property, shall timely make all repairs, maintenance and replacement of equipment or improvements, and shall keep such Individual Properties insured against casualties on commercially reasonable terms and in commercially reasonable amounts, the same as though such Seller were retaining such Individual Properties and at such Seller's sole cost and expense; except that in the event of a fire or other casualty, damage or loss, such Seller shall have no duty to repair said damage except as otherwise provided in Section 7.2 of this Agreement. However, such Seller may repair any such damage with Purchaser's prior, written approval and may, without Purchaser's approval, repair damage where such repair is necessary in such Seller's reasonable opinion to preserve and protect the health and safety of tenants of any such Individual Property or to preserve any such Individual Property from imminent risk of further damage or if required to do so by such Seller's insurance carrier. Any such emergency repairs shall be reported to Purchaser within 24 hours of their commencement and 48 hours of their completion.

          Except as provided below, from and after the Effective Date until the Closing Date, no Seller shall lease any portion of any Individual Real Property or amend or terminate any existing lease or enter into any other agreements affecting any Individual Property that will survive the Closing, without first obtaining Purchaser's written approval, which approval shall not be unreasonably denied or delayed. Purchaser shall have three (3) business days from the date any Seller provides Purchaser with a copy of any new lease, modification or termination of any existing lease, or any other new agreement affecting any Individual Property, together with any information reasonably requested by Purchaser regarding such tenant or agreement, to approve or reject such lease, modification, termination or agreement. If Purchaser fails to respond within said time period, it shall be deemed to have approved said lease, modification, termination or agreement, as applicable. Purchaser shall bear the cost of all tenant improvement allowances and leasing commissions for leases entered into after the Effective Date until the Closing Date entered into by any Seller with Purchaser's approval or deemed approved by Purchaser as provided for herein, unless the sale of the Property is not consummated as contemplated herein. Notwithstanding the foregoing, the Seller that owns the Individual Real Property identified on Schedule 1.1 as the "Overlook" project (the "Overlook Project") may, with respect to any portion thereof, and without first obtaining Purchaser's written approval, enter into any standard form lease at prevailing market rates for a term not exceeding twelve (12) months, and/or amend (but not extend for a term exceeding twelve (12) months) or terminate any existing lease, provided that in each case such Seller shall exercise prudent business judgment as if it were retaining the Overlook Project for itself and shall not grant any concession except in accordance with prevailing market conditions.

          No Seller shall actively market any Individual Property for sale or negotiate the possible sale of any Individual Property with any party other than Purchaser, unless this Agreement is terminated as provided herein.

9.        BROKER

          Purchaser and the Sellers represent to each other that they have dealt with no agent or broker who in any way has participated as a procuring cause of the sale of the Property, except K/B Realty Advisors ("Broker"). Purchaser shall pay a commission to Broker at the Closing pursuant to a separate brokerage agreement between Purchaser and Broker. Purchaser and the Sellers each agree to defend, indemnify and hold harmless the other for any and all judgments, costs of suit, attorneys' fees, and other reasonable expenses which the other may incur by reason of any action or claim against the other by any broker, agent, or finder with whom the indemnifying party has dealt arising out of this Agreement or any subsequent sale of any Individual Property to Purchaser except for the above-described commissions, which shall be paid by Purchaser at the Closing. The provisions of this Section 9 shall survive the Closing and any termination of this Agreement.

10.       REPRESENTATIONS AND WARRANTIES

          10.1    LIMITATIONS ON REPRESENTATIONS AND WARRANTIES

          Purchaser hereby agrees and acknowledges  that, except as set forth in
Section 10.2 below or in any document delivered by any Seller at Closing, neither the Sellers, nor any of them, nor any agent, attorney, employee or representative of the Sellers or any of them has made any representation whatsoever regarding the subject matter of this sale, or any part thereof, including (without limiting the generality of the foregoing) representations as to the physical nature or condition of any Individual Property or the capabilities thereof, and that Purchaser, in executing, delivering and/or performing this Agreement, does not rely upon any statement and/or information to whomever made or given, directly or indirectly, orally or in writing, by any individual, firm or corporation on behalf of any Seller, except as set forth in
Section 10.2 below or in any document delivered by such Seller at closing. Purchaser agrees to take the Real Property and the Personal Property "as is," as of the date hereof, reasonable wear and tear, and minor damage caused by the removal of any personal property or fixtures not included in this sale, excepted. EXCEPT AS SET FORTH IN SECTION 10.2 BELOW, NO SELLER MAKES ANY REPRESENTATION OR WARRANTY AS TO THE PHYSICAL CONDITION OF ANY INDIVIDUAL PROPERTY OR THE SUITABILITY THEREOF FOR ANY PURPOSE FOR WHICH PURCHASER MAY DESIRE TO USE IT. EACH SELLER HEREBY EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER WARRANTIES OR REPRESENTATIONS AS TO THE PHYSICAL CONDITION OF ANY INDIVIDUAL PROPERTY. PURCHASER, BY ACCEPTANCE OF THE DEED FOR EACH INDIVIDUAL PROPERTY, AGREES THAT IT HAS INSPECTED SUCH INDIVIDUAL PROPERTY AND ACCEPTS SAME "AS IS" AND "WITH ALL FAULTS".

          10.2    REPRESENTATIONS AND WARRANTIES

          Each Seller makes the following representations and warranties with respect to itself and the Individual Properties being sold by it, and agrees that Purchaser's obligations under this Agreement are conditioned upon the truth and accuracy of such representations and warranties, both as of this date and as of the date of the Closing:

          (a) Such Seller (in the case of CIR or CGEP) is a limited partnership, duly organized, validly existing and in good standing under the laws of Delaware (in the case of CIR) or Connecticut (in the case of CGEP), and qualified to transact business and in good standing in each state in which any Individual Property owned by such Seller is located; and such Seller (in the case of WOV) is a general partnership, duly organized and validly existing under the laws of Connecticut;

          (b) Such Seller has the requisite partnership power and authority to enter into this Agreement and convey the Individual Properties it owns to Purchaser;

          (c) Subject to Section 15.14 below, this Agreement has been duly executed and delivered by such Seller;

          (d) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which such Seller is subject, or (ii) to the best of such Seller's knowledge, result in any material breach or the termination of any lease, agreement or other instrument or obligation to which such Seller is a party or by which any Individual Property owned by such Seller may be subject, or cause a lien or other encumbrance to attach to any such Individual Property;

          (e) All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by such Seller or the consummation by such Seller of the transactions contemplated hereby (other than any third-party consents which may be required in order for such Seller to assign any licenses, certificates of occupancy, permits, warranties, guarantees (other than tenant guarantees) in connection with the Individual Properties owned by such Seller) have been made or obtained or shall have been made or obtained by the Closing Date.

          (f) To the best of such Seller's knowledge, such Seller has received no notice of any existing, pending or threatened litigation, governmental investigation, administrative proceeding, condemnation or sale in lieu thereof, or environmental, zoning or other land use regulation proceedings with respect to any portion of any Individual Real Property owned by such Seller, except as noted on Schedule 10.2.1 hereto;

          (g) Except for those tenants and licensees in possession of portions of the Individual Real Properties owned by such Seller under written leases or license agreements for space in such Individual Real Properties, as shown in the applicable Rent Rolls, there are no parties in possession of, or claiming any possession to any portion of any such Individual Real Property as lessees, tenants at sufferance, licensees, trespassers, sublessees (to the best of such Seller's knowledge), or otherwise;

          (h) The updated Rent Rolls for the Individual Real Properties owned by such Seller, which shall be delivered at the Closing, will be true, correct and complete as of the date set forth thereon; no tenant will be entitled to any rebates, rent concessions, or free rent (other than as reflected in the estoppels, such Seller's certificates delivered pursuant to Section 4.2(g) hereof, or, with respect to the Overlook Project, in accordance with prevailing market conditions at the time such lease is entered into) and no rents due under any of the tenant or other leases will have been assigned, hypothecated, or encumbered, to any party except pursuant to documents to be released at Closing;

          (i) There are no attachments or executions affecting any Individual Property owned by such Seller, general assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, pending or, to the best of such Seller's knowledge, threatened against such Seller;

          (j) During the period of such Seller's ownership of each Individual Property owned by such Seller, such Seller has not itself, and to the best of such Seller's knowledge no prior owner or current or prior tenant or other occupant of all or any part of any such Individual Property at any time has, used Hazardous Materials (hereinafter defined) on, from, or affecting any such Individual Property in any manner that violates federal, state, or local laws, ordinances, rules, or regulations governing the use, storage, treatment, transportation, generation, or disposal of Hazardous Materials (collectively, the "Environmental Laws"), and to the best of Seller's knowledge no Hazardous Materials have been disposed of on such Individual Property. "Hazardous Materials" shall mean any flammable substances, explosives, radioactive materials, hazardous wastes, toxic substances, pollutants, pollution, or related materials regulated under any of the Environmental Laws (to the extent any such substances, materials or wastes exceed permitted concentrations);

          Notwithstanding anything contained herein to the contrary, "Hazardous Materials" shall not include any ordinary use and incidental storage of small and insignificant amounts of substances reasonably necessary for the regular and ordinary maintenance of any Individual Property, or consumed in the repair and ordinary use of common office business machines, nor to gasoline, oil, and other automotive fluids to the extent that they are contained in the common and ordinary manner in motor vehicles visiting any Individual Real Property, in each case provided that the same do not constitute, give rise to, or create any substantial risk of any violation of any requirements of any Environmental Law.

          (k) Except as set forth on Schedule 10.2.2 hereto at the time of Closing, there will be no outstanding written or oral contracts made by such Seller for any improvements to any Individual Real Property owned by such Seller which have not been fully paid for and such Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to any such Individual Real Property prior to the time of Closing. Except as set forth on said Schedule 10.2.2, as of the Closing Date, such Seller shall have completed all punch-list items with respect to any tenant improvements constructed by such Seller as landlord under the leases. Except as set forth on said Schedule 10.2.2, as of the Closing Date, such Seller shall have paid in full any of landlord's leasing costs or obligations in connection with the leases, including, but not limited to, any costs incurred by such Seller in connection with any tenant improvements.

          (l) Except as set forth on Schedule 10.2.3 hereto, Seller has not received any written notice that the use or operation of any Individual Property owned by such Seller fails to comply in any material respect with any applicable restrictive covenant, building code, environmental, zoning or land use law, or any other applicable local, state or federal law or regulation (collectively, "Laws").

          (m) Such Seller has not  received  notice of any  special  improvement
district,   special  use  district  or  special  assessment  applicable  to  any
Individual Real Property owned by such Seller.

          10.3    SELLER'S KNOWLEDGE

          Whenever the term "to the best of such Seller's knowledge" is used in this Agreement or in any representations and warranties given to Purchaser at Closing, such knowledge shall be (i) in the case of CIR and the Individual Real Property identified on Schedule 1.1 as Woodlands Tech Center, the actual knowledge of John Carey, who is the president of the general partner of CIR, or Ruth Van Winkle, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CIR represents to Purchaser are the relevant files of CIR applicable to such Individual Real Property) and inquiry of CIR's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2; (ii) in the case of CIR and the Individual Real Property identified on Schedule 1.1 as Piedmont Plaza Shopping Center, the actual knowledge of John Carey or Sean Williams, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CIR represents to Purchaser are the relevant files of CIR applicable to such Individual Real Property) and inquiry of CIR's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2; (iii) in the case of CIR and the Individual Real Property identified on
Schedule 1.1 as the Overlook Apartments, the actual knowledge of John Carey or Steven Jacobs, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CIR represents to Purchaser are the relevant files of CIR applicable to such Individual Real Property) and inquiry of CIR's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2; (iv) in the case of CGEP and the Individual Real Property identified on Schedule 1.1 as Woodlands Plaza II, the actual knowledge of John Carey, who is the president of the general partner of CGEP, or Ruth Van Winkle, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CGEP represents to Purchaser are the relevant files of CGEP applicable to such Individual Real Property) and inquiry of CGEP's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2, (v) in the case of CGEP and the Individual Real Property identified on Schedule 1.1 as Lake Point I, II and III, the actual knowledge of John Carey or Annette Sanders, who is the asset manager assigned to such Individual Real Property, after review of the files of Cigna Investments, Inc. (which CGEP represents to Purchaser are the relevant files of CGEP applicable to such Individual Real Property) and inquiry of CGEP's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2, and (vi) in the case of WOV and the Individual Real Property identified on Schedule 1.1 as Westford Corporate Center, the actual knowledge of John Carey, who is the president of the general partner of each of the general partners of WOV, or Peter Clark, who is the asset manager assigned to such Individual Real Property (together with John Carey, Ruth Van Winkle, Sean Williams, Steven Jacobs and Annette Sanders, collectively, the "Key Personnel"), after review of the files of Cigna Investments, Inc. (which WOV represents to Purchaser are the relevant files of WOV applicable to such Individual Real Property) and inquiry of WOV's property managers regarding such Individual Real Property and each of the matters addressed in the representations and warranties set forth in Section 10.2.

          No Seller shall have any duty to conduct any further inquiry in making any such representations and warranties, and no knowledge of any other person shall be imputed to any Key Personnel. Purchaser acknowledges that no Seller is a hands-on owner, and each Seller employs third-party management to oversee the daily operations of the Individual Properties owned by such Seller and that each Seller has limited first-hand information and knowledge pertaining to the daily operations of the Individual Properties owned by such Seller.

          10.4    SURVIVAL

          All representations and warranties contained in Section 10.2 will survive the Closing of this transaction (but only as to the status of facts as they exist as of the Closing, it being understood that no Seller makes any representations or warranties which would apply to changes or other matters occurring after the Closing); provided that such representations and warranties other than those set forth in Section 10.2 (a), (b), (c), (d), and (e), shall expire on the date one (1) year from the date of Closing, and no action on such representations and warranties may be commenced after such expiration.

11.       INDEMNIFICATION

          11.1    THE SELLERS' INDEMNIFICATION

          Each Seller on behalf of itself, its affiliates, its successors and assigns, and any independent property managers which such Seller has hired to manage the Individual Properties owned by such Seller does hereby agree to indemnify and hold Purchaser, its successors and assigns harmless from and against all costs, charges and expenses related to the ownership, management and operation of such Individual Properties prior to the Closing Date, but not thereafter, including, costs (i) for any labor performed on, or materials furnished to such Individual Properties prior to the Closing Date, (ii) for any leasing commissions or other fees or commissions due in connection with any lease renewals or lease extensions which are entered into prior to the Closing Date, (iii) for compliance with any laws, requirements or regulations of, or taxes, assessments or other charges due to any governmental authority, but only to the extent any such liability is attributable to acts, omissions, events or transactions which first occurred during such Seller's period of ownership of such Individual Properties, and such liability is caused by any Seller, its agents, contractors and/or its employees only, and not by any other party or parties, excluding any and all costs of compliance with presently-existing and future environmental laws, any environmental remediation costs, and any costs of, or awards of damages for, damage to the environment to natural resources, or to any third party (collectively, 'Environmental Compliance"), it being the intent of this Agreement, as between Purchaser and the Sellers, that neither the Sellers nor Purchaser provide any contractual indemnification to Purchaser for such Environmental Compliance, but also that no party intends to release any other claims with respect to Environmental Compliance, including claims under CERCLA, (iv) for any other charges or expenses whatsoever pertaining to such Individual Properties or to the ownership, title, possession, use or occupancy of such Individual Properties but only to the extent any such liability is attributable to acts, omissions, events or transactions which first occurred during such Seller's period of ownership of such Individual Properties, and is caused by such Seller, its agents, contractors and/or its employees, or (v) for any breach of the representations or warranties in Section 10.2 hereof.

          Notwithstanding the foregoing, Purchaser shall not be entitled to indemnification by any Seller for any breach of the representations and warranties of such Seller contained in Section 10.2 hereof (excluding, however, such Seller's representations and warranties set forth in Section 10.2(a), (b),
(c), (d) and (e)) unless Purchaser makes a written claim for such indemnification within one (1) year from the Closing Date. Each Seller on behalf of itself, its affiliates, its successors and assigns, and any independent property managers which such Seller has hired to manage the Individual Properties owned by such Seller does hereby agree to indemnify and hold Purchaser, its successors and assigns harmless from and against all liabilities, damages, claims, charges, costs and expenses incurred in connection with any third party claims involving such Individual Properties and which relate to acts, omissions, events or transactions which occurred prior to the Closing.

          11.2    PURCHASER'S INDEMNIFICATION

          Purchaser on behalf of itself, its successors and assigns does hereby agree to indemnify and hold each Seller, its successors and assigns, and any independent property managers which such Seller has hired to manage the Individual Properties owned by such Seller, harmless from and against all costs, charges and expenses relating to the ownership, management and operation of such Individual Properties from and after the Closing Date, including costs (i) for any labor performed on, or materials furnished to such Individual Properties subsequent to the Closing Date, (ii) for any leasing commissions disclosed to Purchaser prior to the date of this Agreement and due in connection with any lease renewals or lease extensions which are entered into subsequent to the Closing Date as described on Schedule 10.2.2 hereto, (iii) for compliance with any laws, requirements or regulations of, or taxes, assessments, or other charges due to any governmental authority (excluding Environmental Compliance), but only to the extent that any such liability is attributable to any acts, omissions, events or transactions which first occurred during Purchaser's period of ownership of such Individual Properties, and such liability is caused by either Purchaser, its agents, contractors and/or its employees only and not by any other party or parties, or (iv) for any other charges or expenses whatsoever pertaining to such Individual Properties or to the ownership, title, possession, use or occupancy of such Individual Properties, but only to the extent any such liability is attributable to acts, omissions, events or transactions which first occurred during Purchaser's period of ownership of such Individual Properties, and is caused by Purchaser, its agents, contractors, and/or its employees.

          Purchaser on behalf of itself, its affiliates, its successors and assigns, and any independent property managers which Purchaser has hired to manage any of the Individual Properties does hereby agree to indemnify and hold each Seller, its successors and assigns harmless from and against all liabilities, damages, claims, charges, costs and expenses incurred in connection with any third party claims involving any of the Individual Properties and which relate to acts, omissions, events or transactions which first occur following the Closing.

          The provisions of this Section 11 shall survive the Closing and shall not be limited by the provisions of Section 10.4 (except that nothing contained herein is intended to extend the survivability of Section 10.2(j) beyond the period set forth in Section 10.4).

          Except as  specifically  limited  herein,  nothing  contained  in this
Section 11 is in any way intended to limit the rights of the Sellers or Purchaser to pursue any remedies that may exist at law or in equity against any unrelated third parties with respect to any liabilities covered by this Section 11.

12.       ASSIGNMENT

          This Agreement may not be assigned or transferred by Purchaser except to an affiliate of Purchaser. No assignment shall relieve Purchaser of any of its obligations under this Agreement.

13.       NOTICES

          All notices hereunder or required by law shall be sent via United States Mail, postage prepaid, certified mail, return receipt requested, via any nationally recognized commercial overnight carrier with provisions for receipt, or via telecopier followed by written notice as provided for herein, addressed to the parties hereto at their respective addresses set forth below or as they have theretofore specified by written notice delivered in accordance herewith:



                        PURCHASER:  Glenborough Properties, L.P.
                                    400 South El Camino Real
                                    San Mateo, CA 94402-1708
                                    Attn:     Frank E. Austin, Esq.
                                    Fax#:     415.343.7438

                   WITH A COPY TO:  Morrison & Foerster LLP
                                    425 Market Street
                                    San Francisco, CA 94105
                                    Attn:     Craig B. Etlin, Esq.
                                    Fax#:     415.268.7522


                          SELLERS: CIGNA Income Realty-I Limited Partnership Connecticut General Equity Properties-I Limited Partnership
                                    Westford Office Venture
                                    c/o CIGNA Investment Group
                                    900 Cottage Grove Road
                                    Hartford, CT 06152-2311
                                    Attn:     Real Estate Investment Department
                                              Asset Management, S-311
                                    Fax#:     860.726.6327


                   WITH A COPY TO:  CIGNA Corporation
                                    Investment Law Department
                                    Mortgage and Real Estate Group, S-215A
                                    900 Cottage Grove Road
                                    Hartford, CT 06152-2215
                                    Attn:     Lawrence A. Cox, Esq.
                                    Fax#:     860.726.8446


                   WITH A COPY TO:  Kelley Drye & Warren LLP
                                    101 Park Avenue
                                    New York, NY  10178
                                    Attn:     Robert D. Bickford, Jr., Esq.
                                    Fax#:     212.808.7897

          Delivery will be deemed complete upon actual receipt or refusal to accept delivery.

14.       EXPENSES

          Each Seller shall pay its own attorney's fees and the costs incurred to repay any liens filed against any Individual Property owned by such Seller (other than taxes and assessments which are not yet due and payable). Purchaser shall pay its due diligence expenses, its own attorney's fees, the costs of the Surveys, and any transfer taxes. Escrow fees, title premiums and all other closing costs with respect to each Individual Real Property shall be allocated according to the custom of the county in which such Individual Real Property is located.

15.       MISCELLANEOUS

          15.1    SUCCESSORS AND ASSIGNS

          All the terms and conditions of this Agreement are hereby made binding upon the executors, heirs, administrators, successors and permitted assigns of all parties hereto.

          15.2    GENDER

          Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

          15.3    CAPTIONS

          The captions in this Agreement are inserted only for the purpose of convenient reference and in no way define, limit or prescribe the scope or intent of this Agreement or any part hereof.

          15.4    CONSTRUCTION

          No provision of this Agreement shall be construed by any Court or other judicial authority against any party hereto by reason of such party's being deemed to have drafted or structured such provisions.

          15.5    ENTIRE AGREEMENT

          This Agreement constitutes the entire contract among the parties hereto and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof, including, without limitation, the Letter of Intent dated December 10, 1996, entered into by and between the Sellers and Purchaser. Aside from this Agreement, there are no other oral or written promises, conditions, representations, understandings or terms of any kind as conditions or inducements to the execution hereof and none have been relied upon by any party.

          15.6    RECORDING

          The parties agree that this Agreement shall not be recorded. If Purchaser causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of the Sellers.

          15.7    NO CONTINUANCE

          Purchaser acknowledges that there shall be no assignment, transfer or continuance of any of Seller's insurance coverage or of any property management contract.

          15.8    TIME OF ESSENCE

          Time is of the essence in this transaction.

          15.9    ORIGINAL DOCUMENT

          This Agreement may be executed by all parties in counterparts in which event each shall be deemed an original.

          15.10   GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties recognize that, since the Individual Properties are located outside of the State of New York, it may be necessary for the parties to comply with certain aspects of the laws of the states in which the Individual Properties are located in order to consummate the purchase and sale of the Individual Properties pursuant hereto. The parties agree to comply with such other laws to the extent necessary to consummate the purchase and sale of the Individual Properties, provided that it is the parties' intent that the provisions of this Agreement be applied to each Individual Property in a manner which results in the greatest consistency possible. For this reason, the parties have agreed that New York law shall govern with respect to the purchase and sale of each Individual Property pursuant hereto to the greatest extent possible.

          15.11   ACCEPTANCE OF OFFER

          This Agreement constitutes the Sellers' offer to sell to Purchaser on the terms set forth herein and must be accepted by Purchaser by signing three
(3) copies hereof and delivering them to Escrow Holder no later than 5:00 P.M. E.S.T. on January 17, 1997. If Purchaser has not accepted this Agreement by such date, then this Agreement and the offer represented hereby shall automatically be revoked and shall be of no further force or effect.

          15.12   CONFIDENTIALITY

          Purchaser and the Sellers agree that all documents and information concerning the Property delivered to Purchaser, the subject matter of this Agreement, and all negotiations will remain confidential prior to Closing. Prior to closing, Purchaser and the Sellers will disclose such information only to those parties required to know it, including, without limitation, employees of any of the parties, consultants and attorneys engaged by any of the parties, prospective or existing investors and lenders, and Purchaser's insurance and reinsurance firms.

          15.13   SURVIVING COVENANTS

          Notwithstanding any provisions hereof to the contrary, the provisions of the Second paragraph of Section 6.2 hereof and the provisions of Section 9 hereof (collectively, the "Surviving Covenants") shall survive the closing and any termination of this Agreement.

          15.14   APPROVAL

          The Sellers' obligations to perform their respective duties hereunder are contingent upon the obtaining of (i) all required approvals (the "Limited Partner Approvals") of the transaction by the respective limited partners of CIR and CGEP (the "Limited Partners") in accordance with their respective partnership agreements, and (ii) the approvals of the boards of directors of the general partners of each of CIR and CGEP (the "Board Approvals"). CIR and CGEP will each seek such approvals promptly after the Effective Date, and will notify Purchaser promptly of the decisions of such Limited Partners and boards of directors. Without limiting the foregoing, CIR and CGEP shall (i) file proxy materials with respect to the Limited Partner Approvals with the Securities and Exchange Commission within three (3) business days after the Effective Date, and
(ii) use reasonable efforts to obtain the Limited Partner Approvals within twenty (20) days after distributing such proxy materials to the Limited Partners. If the Securities and Exchange Commission does not complete its review of such proxy materials within thirty (30) days after the Effective Date, or if Purchaser does not receive written notice from both CIR and CGEP, within ninety
(90) days after the Effective Date, that all of the Board Approvals and Limited Partner Approvals have been obtained, then Purchaser shall have the right to terminate this Agreement by giving written notice to the Sellers, which right to terminate, if not previously exercised, shall itself terminate upon Purchaser's receipt of written notice from CIR and CGEP that such Board Approvals and Limited Partner Approvals have been obtained. In the event this Agreement terminates or is terminated pursuant to this Paragraph 15.14, the Sellers shall instruct the Escrow Holder to return the Deposit plus all interest earned thereon to Purchaser, and no party shall have any further rights or duties hereunder except for the Surviving Covenants.

          EXECUTED BY SELLERS this _____ day of January, 1997.


                       SELLERS:  CIGNA INCOME REALTY-I LIMITED
                                 PARTNERSHIP,
                                 a Delaware limited partnership

                                 By: Cigna Realty Resources, Inc.-Tenth, a Delaware corporation, its General Partner


                                           By:
                                                  John D. Carey
                                                  President




                                 CONNECTICUT GENERAL EQUITY PROPERTIES-I
                                 LIMITED PARTNERSHIP,
                                 a Connecticut limited partnership

                                 By: Connecticut General Realty Resources, Inc.-Third,
                                           a Delaware corporation, its General
                                 Partner

                                           By:
                                                  John D. Carey
                                                  President






                                                       1



## NY28/MCKEJ/75515.21

                            WESTFORD OFFICE VENTURE
                            a Connecticut general partnership
                            By:       CIGNA Income Realty-I Limited
                                      Partnership,
                                      a Delaware limited partnership

                                      By:  Cigna Realty Resources, Inc.-
                                            Tenth, a Delaware corporation, its
                                            General Partner


                                              By:
                                                     John D. Carey
                                                     President


                            By: Connecticut General Equity Properties-I Limited Partnership,
                                      a Connecticut limited partnership

                                      By:     Connecticut General Realty
                                              Resources, Inc.-Third, its
                                              General Partner


                                              By:
                                                     John D. Carey
                                                     President


          EXECUTED BY PURCHASER this _____ day of January, 1997.


                  PURCHASER:  GLENBOROUGH PROPERTIES, L.P.,
                              a California limited partnership

                              By: Glenborough Realty Trust Incorporated, a Maryland corporation, General Partner


                                        By:

                                        Name:

                                        Title:

          Receipt of original copies of this Agreement executed by Seller and Purchaser is acknowledged this _____ day of , 1997.


                              ESCROW HOLDER:  CHICAGO TITLE COMPANY


                                              By:

                                              Name:

                                              Title:


                                                       2



## NY28/MCKEJ/75515.21

SCHEDULE 2.1
TO
AGREEMENT OF PURCHASE AND SALE

ALLOCATION OF PURCHASE PRICE



Property Name                       Location                       Price
-------------                       --------                       -----
Woodlands Tech Center               St. Louis, MO              $ 4,583,885
Woodlands Plaza II                  St. Louis, MO                5,400,815
Westford Corporate Center           Westford, MA                10,211,625
Piedmont Plaza Shopping Center      Apopka, FL                   6,353,900
Overlook Apartments                 Scottsdale, AZ              11,163,720
Lake Point I, II and III            Orlando, FL                  6,490,055
                                                                44,204,000


          The above allocation is intended solely for the purposes of Paragraphs 6.4, 7.1 and 7.2 of the Agreement of Purchase and Sale to which this schedule is attached and Exhibit A- 3 to such agreement, and shall not be binding on the parties for any other purpose whatsoever.

## NY28/MCKEJ/75515.21

                                                       Annex 2
------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-K

                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                         Commission file number 0-15748

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

                               Delaware 06-1149695
          (State of Organization) (I.R.S. Employer Identification No.)

                     900 Cottage Grove Road, South Building
                          Bloomfield, Connecticut 06002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (860) 726-6000


                    Securities registered pursuant to Section
                               12(b) of the Act:

                                      None
                              (Title of Each Class)

                    Securities registered pursuant to Section
                               12(g) of the Act:

                      Units of Limited Partnership Interest
                                (Title of Class)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                          Yes  X   No

State the aggregate market value of the voting stock held by non-affiliates of the registrant. Not applicable.

------------------------------------------------------------------------------


                                                          TABLE OF CONTENTS


PART I                                                                                                           PAGE

Item 1.       Business                                                                                             3
Item 2.       Properties                                                                                           7
Item 3.       Legal Proceedings                                                                                   10
Item 4.       Submission of Matters to a Vote of Security Holders                                                 11


PART II

Item 5.       Market for Registrant's Common Equity and Related Security Holder Matters                           11
Item 6.       Selected Financial Data                                                                             12
Item 7.       Management's Discussion and Analysis of Financial Condition and
               Results of Operations                                                                              13
Item 8.       Financial Statements and Supplementary Data                                                         18
Item 9.       Changes in and Disagreements with Accountants on Accounting and
               Financial Disclosure                                                                               33


PART III

Item 10.      Directors and Executive Officers of the Registrant                                                  33
Item 11.      Executive Compensation                                                                              36
Item 12.      Security Ownership of Certain Beneficial Owners and Management                                      36
Item 13.      Certain Relationships and Related Transactions                                                      36


PART IV

Item 14.      Exhibits, Financial Statement Schedules, and Reports on Form 8-K                                    37


SIGNATURES                                                                                                        39


                                     PART I

ITEM 1.  BUSINESS

     The Registrant, CIGNA Income Realty-I Limited Partnership (the "Partnership"), was formed on October 15, 1985, under the Delaware Revised Uniform Limited Partnership Act for the purpose of acquiring, operating, holding for investment and disposing of industrial and office buildings, retail and service center space and, to a lesser extent, residential properties. On February 4, 1986, the Partnership commenced an offering of $35,000,000 (subject to increase up to $50,000,000) of Limited Partnership Interests (the "Units") at $250 per Unit, pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933 (Registration No. 33-1818).

     The General Partner of the Partnership is CIGNA Realty Resources, Inc.-Tenth (the "General Partner"), which is an indirect wholly owned subsidiary of CIGNA Corporation, a publicly held corporation whose stock is traded on the New York Stock Exchange.

     The offering terminated on December 1, 1987, with a total of 200,000 Units having been sold to the public. The holders of 110,042 Units representing 64,146 non-taxable and 45,896 taxable Units were admitted to the Partnership in 1986; the holders of the remaining 89,958 Units, representing 51,109 non-taxable and 38,849 taxable Units, were admitted to the Partnership in 1987. From the 200,000 Units sold, the Partnership received net proceeds of $45,463,209. The holders of units ("Unit Holders" or "Limited Partners") of the Partnership share in the ownership of the Partnership's real property investments according to the number of Units held. Subsequent to admittance to the Partnership, no Unit Holder has made any additional capital contribution. The Partnership is engaged solely in the business of real estate investment. A presentation of information about industry segments is not applicable.

     The Partnership is engaged in passive activities and therefore its investors are subject to the applicable provisions of the Internal Revenue Service Code and Regulations. Losses from "passive activities" (which include any rental activity) may only offset income from "passive activities". Investors' passive losses in excess of passive income from all sources are suspended and are carried over to future years when they may be deducted against passive income generated by the Partnership in such year (including gain recognized on the sale of the Partnership's assets) or against passive income derived by investors from other sources. Any suspended losses remaining subsequent to Partnership dissolution may be used by investors to offset ordinary income.

     The Partnership has acquired three commercial properties (including one owned through a joint venture) located in Missouri, Massachusetts and Florida, and one residential property located in Arizona. In order to acquire the properties, the Partnership, which purchased its properties for all cash, invested a total of $41,254,243 and paid $179,539 in acquisition expenses and fees to non-affiliates. In conjunction with these purchases, the Partnership owes acquisition fees of $2,500,000 to an affiliate of the General Partner. Pursuant to the limited partnership agreement of the Partnership ("Partnership Agreement"), the fees are payable from adjusted cash from operations subordinated to a 6% non-cumulative, non-compounded annual return to Limited Partners on their adjusted invested capital or, if necessary, from cash from property sales. To date, no such fees have been paid and the General Partner expects payment to be made as properties are sold.

     Pursuant to the Partnership Agreement, the Partnership is required to terminate on or before December 31, 2014. The Partnership anticipated that prior to its termination and dissolution, some or all of the Partnership's properties would be sold, the retention or sale of any property dependent, in part, on the anticipated remaining economic benefits of continued ownership. It was expected that most sales would occur after a period of ownership extending from nine to twelve years.


     The  Partnership  has made the real property  investments  set forth in the following table:
===================================================================================================================================
                                             PURCHASE            ACQUISITION
     NAME, TYPE OF PROPERTY AND          PRICES (A)(B)(C)          FEES AND                            DATE OF          TYPE OF
              LOCATION                                           EXPENSES (D)         SIZE(E)         PURCHASE         OWNERSHIP
-----------------------------------------------------------------------------------------------------------------------------------
1.    Woodlands Tech Center                   $ 7,820,000             $605,586         98,400         07/03/86         100% fee
      St. Louis, MO                                                                   sq. ft.                          simple
                                                                                                                       interest
-----------------------------------------------------------------------------------------------------------------------------------
2.    Westford Corporate Center               $12,598,206             $733,542        162,835         11/01/86         73.92%
      Westford, MA (f)                                                                sq. ft.                          fee simple
                                                                                                                       interest
-----------------------------------------------------------------------------------------------------------------------------------
3.    Piedmont Plaza                          $10,636,037             $640,406        147,750         05/01/87         100% fee
      Shopping Center                                                                 sq. ft.                          simple
      Apopka, FL                                                                                                       interest
-----------------------------------------------------------------------------------------------------------------------------------
4.    Overlook Apartments                     $10,200,000             $700,005       224 units        10/14/88         100% fee
      Scottsdale, AZ                                                                                                   simple
                                                                                                                       interest
===================================================================================================================================



(a)  Excludes all broker fees.

(b) The Partnership did not incur any debt in connection with the acquisition of investment properties.

(c) The table does not reflect purchase price adjustments resulting from earnout and master lease provisions.

(d) Pursuant to the Partnership Agreement, acquisition fees to affiliates will be paid from adjusted cash from operations or, if necessary, from cash from property sales.

(e) Represents net leasable area at acquisition date except for Piedmont Plaza; current net leasable area may vary due to completion of tenant finish. Piedmont Plaza added 21,052 square feet subsequent to acquisition.

(f) The Partnership owns a 73.92% interest in the Westford Joint Venture Partnership (the "Venture") which owns the Westford Corporate Center. Connecticut General Equity Properties-I Limited Partnership, an affiliated partnership, is the co-venturer. The financial information shown represents the Partnership's share of the total investment. Reference is made to the Notes to Consolidated Financial Statements for a description of the joint venture partnership through which the Partnership participates in this real property investment.


                                                                 4

Woodlands Tech is located in the Northwestern St. Louis service center market. Overall, the St. Louis economy saw continued growth through 1995, albeit at a slightly slower pace than in 1994. During the year, St. Louis added approximately 34,000 new jobs and unemployment fell to a twenty-year low of 4.8%. While the manufacturing sector continued to decline, the service sector, including computer services, health and tourism, grew by approximately 3.3% for the year. The defense industry was also helped by a $1.8 billion contract from the United States Air Force awarded to McDonnell Douglas, the largest defense manufacturer and employer in the state. The submarket, consisting of 29 buildings totalling 964,709 square feet, ended 1995 at 93% occupancy. The submarket reported negative absorption in 1995 as tenants moved back to Chesterfield Valley to buildings that have been renovated since the 1993 floods. The negative absorption may repeat again in 1996. As in the office market, smaller service center spaces of up to 8,000 square feet are plentiful, while spaces over 15,000 square feet are scarce and can command higher rental rates. Overall, rates were relatively flat for the year, ranging between $6 and $11 per square foot for comparable properties. The majority of comparable properties with a large percentage of office space is leasing in the $8.00 to $8.50 per square foot range. Woodlands Tech is leasing at rates comparable to the competition. Tenant finish packages are still readily available in the service center market in the range of $3 to $20 per square foot. Existing rollover spaces can typically be improved within the lower end of the scale. Existing space that has 30% to 60% finish will require $2 to $6 per square foot and space which has a higher percentage of finish requires $5 to $10 per square foot.

     Westford Corporate Center is located in the Boston submarket known as the Northwest Corridor, between Routes I-128 and I-495. During 1995, metropolitan Boston experienced continued job growth due to the strengthened economy. Out-migration trends have finally reversed and over one-half of the jobs lost during the 1989-1992 recession have been regained. Nearly two-thirds of all new jobs are in the service sector, including computer software, engineering, and research and health care. Overall, manufacturing employment continues to decline, although the computer hardware industry has finally turned around. The market in which Westford competes contains approximately 16.8 million square feet of space with a 19% vacancy rate. Absorption through the end of 1995 totalled approximately 1,177,300 square feet. Westford maintained its 100% occupancy level in 1995. Rents for R&D space held steady during the year in the $5.75 to $7 per square foot range. Rents and occupancy levels in the market will move up slowly as the market works through an estimated one to two year supply of available R&D space.

     The Piedmont Plaza is located in Apopka, Florida, north of Orlando in northwest Orange County. Apopka experienced population growth of approximately 2% in 1995. The median income for the area is approximately $50,000 and single-family home prices range from $60,000 to $120,000. The major industry in Apopka is agriculture. Because of Apopka's affordable housing and its convenient location on the axis of two main roads, Route 4 and State Road 436, many residents work in downtown Orlando. However, while the property is located approximately 20 miles outside Orlando and its major theme parks, including Walt Disney World, it doesn't significantly benefit from the tourism trade.

     In general, the retail environment was turbulent in 1995. Total retail sales for 1995 were up only 3%; apparel sales were down. The Christmas season proved to be very weak for many retailers. The 1995 retail market has been affected by an over-supply of space combined with cautious consumer behavior. Retail bankruptcies in general, and for apparel companies in particular, are showing big increases. Most retailers have moved to value pricing, although most have not made the transition profitably. Leasing decisions for both retailers and shopping center owners have been postponed because of mergers, acquisitions, reformatting, bankruptcy, and management reorganizations. The cost to attract quality tenants continues to escalate at three times the inflation rate. Effective rents, after tenant improvement amortization, have decreased for virtually all retail product types. Current trends suggest a future drop in the total demand for retail space and an intense competition for the consumer's dollar. Poorly conceived retail centers will close or adopt alternative uses with the stronger, more dominant centers capturing a greater market share and better financial performance. All successful retailers and retail sites will offer a high-grade blend of goods and services at value prices. Retailers will be attempting to achieve success by efficiencies in distribution, inventory control, better use of technology and better management.

     Piedmont's submarket changed very little in 1995. Strip centers, in particular, remained overbuilt with approximately 1.6 million square feet of retail space housed in twenty-one centers, twelve of which are anchored by two or more tenants. The strip center market had a 20% vacancy rate for unanchored centers and a 15% vacancy rate for anchored centers. Piedmont was 95% occupied at year end, ahead of the market. Due to the overbuilt conditions, rental rates remained flat at approximately $6 per square foot for unanchored space to $10 to $13 per square foot for anchored facilities. Pass through costs averaged $2.75 per square foot. Piedmont was in line with the market at $6 to $8 per square foot for space in the back of the center to $9 to $12 per square foot in the more visible and easily accessed areas. Concessions of one month free rent per lease year were the norm. There was no new construction in 1995 and none is planned for the next two years.

     Overlook Apartments is located in Scottsdale, Arizona, approximately 20 miles outside downtown Phoenix. During 1995, Phoenix enjoyed continued in-migration trends with the addition of approximately 50,000 residents and 20,000 new jobs. Scottsdale saw its population grow by 5% in 1995, and this trend is expected to continue through the end of the decade. Unemployment was under 3% in 1995, one of the lowest in the nation. Job growth in 1995 was strong, particularly in the service sector, retail trade and the financial industry. The tourism industry was also a major contributor to the local economy during the year. Scottsdale remains targeted as a "hot spot" for development, particularly for single-family residential communities. The median income in Scottsdale approaches $50,000 and new homes in this upscale market range from approximately $90,000 to $300,000.

     The North Scottsdale apartment submarket, which contains approximately 7,300 units, expects an additional 1,300 to come online in 1996. The Adobe Ranch submarket, in which Overlook directly competes, contains 1,446 units, 218 of which came online in 1995. This market consists of six luxury apartment complexes and is extremely competitive. During 1996, an additional 534 units are scheduled to be added to the Adobe submarket. The average rent at Overlook during the year was $573 per month, slightly ahead of the competition. The addition of new units in the North Scottsdale market does not compete directly with Overlook, but will keep rental rates increases at approximately 3% over the coming year and continue to encourage the use of concessions through the end of 1996. The rent growth continues to be possible as a result of the upscale new apartment inventory creating a high rental base for the area. While other complexes offer a wider range of amenities, Overlook competes within its market through its desirable location with mountain views, excellent on-site service, and professionally landscaped grounds. During 1995, the property had average occupancy of 96%, slightly below the prior year but in line with the market.

     Approximate occupancy levels for the properties on a quarterly basis are set forth in the table in Item 2.

     The Partnership itself has no employees; however, the unaffiliated property managers engaged by CIGNA Investments, Inc. ("CII", formerly CIGNA Capital
Advisers, Inc.) on behalf of the Partnership maintain on-site staff. For a description of asset management services provided by CII and the terms of transactions between the Partnership and affiliates of the General Partner, see
Item 13 below and the Notes to Consolidated Financial Statements.

     The following list details gross revenues for each of the Partnership's investment properties as a percentage of the Partnership's total gross revenues during 1993, 1994 and 1995. Excluded from this calculation is the joint venture partner's share of the gross revenues of the Westford joint venture. In each year, interest income accounted for the balance of gross revenues.

                                                                           1993                    1994                     1995
                                                                           ----                    ----                     ----

1.   Woodlands Tech Center
     St. Louis, MO                                                          21%                     17%                      16%

2.   Westford Corporate Center
     Westford, MA                                                           22%                     24%                      27%

3.   Piedmont Plaza Shopping Center
     Apopka, FL                                                             23%                     26%                      23%

4.   Overlook Apartments
     Scottsdale, AZ                                                         33%                     31%                      31%


ITEM 2.  PROPERTIES

     The Partnership owns the properties described in Item l herein. The lease terms at the commercial properties generally range from three to twenty years. Most of the leases contain provisions for one or more of the following: automatic escalation, common area maintenance recapture and recapture for operating expenses and taxes. See the Notes to Consolidated Financial Statements for information regarding minimum future rentals under existing leases and operating expense reimbursements. The residential property generally has lease terms of one year or less. In the opinion of the General Partner, the Partnership's properties are adequately insured.

     Woodlands Tech Center is a single-story suburban office/warehouse located in West St. Louis County. The building was completed in 1986 and purchased by the Partnership on July 3, 1986. The 7.6 acre site contains a net leasable area of approximately 97,383 square feet. The space layout includes up to 24 suites (which may be combined) ranging in size from 2,521 to 16,848 square feet. Ceiling heights are 8'6" in the office space and 12' in the service center space. All spaces are served by either a dock high or grade level track door. The spaces have separate HVAC units and are fully sprinklered.


     The following table provides information on tenants that occupy ten percent or more of Woodland Tech Center's net leasable area:
====================================================================================================================================
        TENANT               SQUARE          PRINCIPAL         BASE RENT PER         LEASE           RENEWAL            OTHER
                            FOOTAGE          BUSINESS              ANNUM             DATES            OPTION         INFORMATION
====================================================================================================================================
1.   Honeywell, Inc.           16,848        Computer            $153,864           01/01/91-           --                --
                                             Manufacturer                           08/31/97
------------------------------------------------------------------------------------------------------------------------------------
2.   ALTECH of                 10,069        Computer             $67,968           02/01/93-        1, 1 year            --
     Ladue, Inc.                             Sales/Leasing                          01/31/96         ext. option
====================================================================================================================================


     The following  table  provides  lease  expiration  information  relative to
Woodlands Tech Center:
===============================================================================================================
      YEAR            NUMBER OF LEASES       SQUARE FOOTAGE       ANNUALIZED BASE       PERCENTAGE OF TOTAL
                          EXPIRING                                      RENT              ANNUALIZED BASE
                                                                                                RENT
---------------------------------------------------------------------------------------------------------------
      1996                        6               36,303               $274,296                  39%
---------------------------------------------------------------------------------------------------------------
      1997                        3               28,725               $229,296                  32%
---------------------------------------------------------------------------------------------------------------

      1998                        4               13,297               $114,552                  16%
---------------------------------------------------------------------------------------------------------------
      1999                        2                7,976                $60,372                   9%
---------------------------------------------------------------------------------------------------------------
      2000                        1                3,560                $28,476                   4%
===============================================================================================================

     The Westford property consists of two 2-story R&D/office buildings containing 163,247 square feet of net rentable area (81,623 square feet each). The property is located in Westford, Massachusetts, at the interchange of Boston Road and Interstate 495. The construction consists of steel frame with an exterior masonry finish. Each building has features that include sprinklers, variable air volume HVAC, two passenger elevators and security systems.


     The following table provides information on tenants that occupy ten percent or more of Westford Corporate Center's net leasable area:
===================================================================================================================================
        TENANT               SQUARE           PRINCIPAL          BASE RENT          LEASE            RENEWAL            OTHER
                            FOOTAGE           BUSINESS           PER ANNUM          DATES            OPTION          INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
1.   Cascade                 81,615        Communications         $486,535        10/01/93-       1, 3 year ext.            --
     Communication                                                                03/31/99        option
     Corporation
-----------------------------------------------------------------------------------------------------------------------------------
2.   Sentry                  81,632           Insurance           $938,768        03/27/92-       1, 5 year ext.            --
     Insurance                                                                    03/26/99        option
===================================================================================================================================

     The following  table  provides  lease  expiration  information  relative to
Westford Corporate Center:
===================================================================================================================
      YEAR            NUMBER OF LEASES       SQUARE FOOTAGE       ANNUALIZED BASE         PERCENTAGE OF TOTAL
                          EXPIRING                                      RENT              ANNUALIZED BASE RENT
-------------------------------------------------------------------------------------------------------------------
      1999                        2              163,247             $1,425,303                    100%
===================================================================================================================


     Piedmont Plaza is a one level, two-anchor, neighborhood strip shopping center built in 1985. One anchor, Albertson's Supermarket, owns their store and parking and is not a tenant. Small shop square footage ratio to total center is 27% (38% of owned gross leasable area). The property contains net leasable area of 150,700 square feet. The property is located in Apopka, Florida, in northwest Orange County, on a major commuter route (Semoran Boulevard) but with limited visibility of small shop space from the main road. There is also an additional enclosed area created for the Builder's Square garden center and lumber yard.


     The following table provides information on tenants that occupy ten percent or more of Piedmont Plaza's net leasable area:
===================================================================================================================================
        TENANT               SQUARE          PRINCIPAL         BASE RENT PER         LEASE           RENEWAL            OTHER
                            FOOTAGE          BUSINESS              ANNUM             DATES            OPTION         INFORMATION
===================================================================================================================================
1. Builder's Square         107,400          Home                $590,700          09/01/92-       10, 5 year         Percentage
                                             Improvement                           08/31/12        ext. options       rent
                                             Retailer
===================================================================================================================================

     The following  table  provides  lease  expiration  information  relative to
Piedmont Plaza:
=================================================================================================================
      YEAR            NUMBER OF LEASES       SQUARE FOOTAGE       ANNUALIZED BASE        PERCENTAGE OF TOTAL
                          EXPIRING                                      RENT             ANNUALIZED BASE RENT
-----------------------------------------------------------------------------------------------------------------
      1996                      4                17,800                $94,379                        11%
-----------------------------------------------------------------------------------------------------------------
      1997                      2                 3,350                $28,743                         3%
-----------------------------------------------------------------------------------------------------------------
      1998                      2                 2,400                $24,144                         3%
-----------------------------------------------------------------------------------------------------------------
      1999                      3                 5,350                $64,780                         7%
-----------------------------------------------------------------------------------------------------------------
   Thereafter                   4               114,100               $679,800                        76%
=================================================================================================================


     The following table compares  approximate  occupancy  levels by quarter for the Partnership's investment properties during 1991, 1992, 1993, 1994 and 1995:
========================================================================================================================
                      WOODLANDS TECH               WESTFORD               PIEDMONT PLAZA               OVERLOOK
                          CENTER               CORPORATE CENTER           SHOPPING CENTER             APARTMENTS
                       ST. LOUIS, MO           WESTFORD, MA (A)             APOPKA, FL              SCOTTSDALE, AZ
========================================================================================================================

     1991
-----------------
AT 03/31                    76%                       10%                       27%                      89%

AT 06/30                    76%                       10%                       25%                      90%

AT 09/30                    74%                       10%                       25%                      98%

AT 12/31                    82%                       10%                       19%                      94%
------------------------------------------------------------------------------------------------------------------------
     1992
-----------------
AT 03/31                    82%                       60%                       16%                      95%

AT 06/30                    85%                       60%                       17%                      92%

AT 09/30                    85%                       60%                       87%                      90%

AT 12/31                    90%                       60%                       89%                      98%
------------------------------------------------------------------------------------------------------------------------
     1993
-----------------
AT 03/31                   100%                       60%                       91%                      99%

AT 06/30                   100%                       60%                       91%                      91%

AT 09/30                   100%                       60%                       91%                      96%

AT 12/31                    95%                       75%                       92%                      99%
------------------------------------------------------------------------------------------------------------------------
     1994
-----------------
AT 03/31                    95%                       75%                       92%                      99%

AT 06/30                   100%                       85%                       94%                      97%

AT 09/30                    94%                      100%                       93%                      99%

AT 12/31                    94%                      100%                       95%                      98%
------------------------------------------------------------------------------------------------------------------------

     1995
-----------------

AT 03/31                    94%                      100%                       95%                      98%

AT 06/30                    96%                      100%                       95%                      93%

AT 09/30                    96%                      100%                       95%                      97%

AT 12/31                    92%                      100%                       95%                      97%
========================================================================================================================

(a) See the notes to Consolidated Financial Statements for a description of the joint venture partnership through which the Partnership has made this real property investment. The Partnership owns a 73.92% interest in the joint venture which owns the property.

ITEM 3. LEGAL PROCEEDINGS

     Neither the Partnership nor its properties are party to or the subject of any legal proceedings involving any material exposure.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

                                     PART II

ITEM 5.MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SECURITY HOLDER MATTERS

     As of December 31, 1995, there were approximately 3,944 record Unit Holders. There is no established public trading market for Units. The General Partner will not redeem or repurchase the Units.

     The Revenue Act of 1987 adopted provisions which have an adverse impact on investors in a "publicly traded partnership" ("PTP"). A PTP is a partnership whose interests are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). If the Partnership were classified as a PTP, (i) the Partnership may be taxed as a corporation, and (ii) the passive activity rules of section 469 are applied separately with respect to items attributable to each publicly traded partnership. On November 29, 1995, the Internal Revenue Service ("IRS") issued the Final PTP Regulations under section 1.7704-1. The Final PTP Regulations are effective for the tax years beginning after December 31, 1995. However, a transition rule exists for partnerships that were engaged in an activity before December 4, 1995 and that do not add a substantial new line of business after that date. The Partnership qualifies for the transition rule and may continue to rely on Notice 88-75 for guidance through the end of 2005. In Notice 88-75, the IRS established alternative safe harbors that allow interests in a partnership to be transferred or redeemed in certain circumstances without causing the partnership to be characterized as a PTP. Units of the Partnership are not listed or quoted for trading on an established securities exchange. However, CIGNA Financial Partners ("CFP") will, upon request, provide a Limited Partner desiring to sell or transfer Units with a list of secondary market firms which may provide a means for matching potential sellers with potential buyers of Units, if any. Frequent sales of Units utilizing these services could cause the Partnership to be deemed a PTP. The Partnership has adopted a policy prohibiting transfers of Units in secondary market transactions unless, notwithstanding such transfers, the Partnership will satisfy at least one of the safe harbors.
Although such a restriction could impair the ability of investors to liquidate their investment, the service provided by CFP described above should allow a certain number of transfers to be made in compliance with the safe harbor.

     The Partnership  declared  quarterly cash distributions to Limited Partners for 1995 and 1994 as set forth in the following table:
                                                                    Cash Distribution per Unit
                       Quarter            Date Paid                 1995                    1994
                       --------           ---------                 ----                    ----

                         1st              May 15                 $   3.45                $   3.12
                         2nd              August 15                  3.75                    3.12
                         3rd              November 15                3.75                    3.12
                         4th              February 15                3.75                    4.50
                                                                 --------                --------
                                                                 $  14.70                $  13.86
                                                                 ========                ========

(a)  Quarterly distributions are paid 45 days following the end of the calendar quarter.

     Reference is made to Item 6 for information on cash distributions paid to Limited Partners during 1995, 1994, 1993, 1992, and 1991.

     There are no material legal restrictions upon the Partnership's ability to make distributions in accordance with the provisions of the Partnership Agreement. The Partnership intends to continue its policy of making quarterly distributions of distributable cash from operations. Reference is made to the Notes to Consolidated Financial Statements for a description of payments to the State of Connecticut on behalf of Limited Partners and charged to Limited Partner capital accounts.

ITEM 6.  SELECTED FINANCIAL DATA (A)

                                              CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                                                  (A DELAWARE LIMITED PARTNERSHIP)
                                                      AND CONSOLIDATED VENTURE

                                            DECEMBER 31, 1995, 1994, 1993, 1992 AND 1991
                                         (NOT COVERED BY REPORT OF INDEPENDENT ACCOUNTANTS)

                                             1995               1994                1993                1992                1991
                                             ----               ----                ----                ----                ----

Total income (b)                      $     5,174,279     $     5,019,967    $      4,289,754    $     3,462,774     $    3,102,718
Net income (loss) (c)                       1,702,991           1,244,897             954,378         (6,219,956)           (99,127)
Net income (loss) per Unit (c)                   8.43                6.16                4.72             (30.79)             (0.49)

Total assets (b)                           31,201,168          32,525,759          33,782,661         35,176,295         44,162,951

Cash distributions to Limited
 Partners (d)                               3,090,000           2,472,000           2,400,000          2,562,000          1,248,000
Cash distributions per Unit (d)                 15.45               12.36               12.00              12.81               6.24

(a) The above selected financial data should be read in conjunction with the consolidated financial statements and the related notes herein. Reference is made to the Notes to Consolidated Financial Statements for a description of payments to the State of Connecticut on behalf of Limited Partners. These payments are charged to Limited Partner capital accounts and have not been included as part of the above presentation.

(b) Total income excludes the venture partner's share of income and total assets exclude venture partner's equity interest. See the Notes to Consolidated Financial Statements for a description of the joint venture.

(c) Includes losses due to impairment of assets of $280,000 ($1.39 per Unit) in 1994 and $6,408,960 ($31.72 per Unit) in 1992, net of the venture partner's share.

(d) Quarterly distributions are paid and recorded in the Partnership's records as distributions 45 days following the close of the calendar quarter.

                                                                 12

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


LIQUIDITY AND CAPITAL RESOURCES

     On February 4, 1986, the Partnership commenced an offering of $35,000,000 (subject to increase up to $50,000,000) of limited partnership interests pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933. The offering terminated on December 1, 1987 and a total of 200,000 Units were issued by the Partnership and assigned to the public at $250 per interest. Subsequent to the termination of the offering, no Unit Holder has made any additional capital contribution. The Partnership does not expect to seek additional capital contributions.

     After deducting selling expenses and other offering costs, the Partnership had $45,463,209 with which to make investments in real property, to pay other costs related to such investments and for working capital reserves. A portion of the proceeds was utilized to acquire the properties described in Item 1 herein. Acquisition fees to affiliates in the amount of $2,500,000 will be paid from adjusted cash from operations after priority distributions to limited partners, or if necessary, from cash from sale proceeds. To date, no such fees have been paid and the General Partner expects payment to be made as properties are sold. The Partnership did not incur any mortgage debt in connection with the acquisition of the properties. The Partnership does not intend to incur mortgage indebtedness at any time during the term of the Partnership.

     At December 31, 1995, the Partnership's cash and cash equivalents, excluding the joint venture's cash and cash equivalents, totalled $2,171,567. The Partnership's share of cash and cash equivalents from the Westford Office Venture was $780,548. Cash and cash equivalents were available for working capital requirements, cash reserves, and distributions to Limited Partners. Reference is made to Item 5 for information on cash distributions to Limited Partners for 1995. Cash distributions for 1995 reflected the Partnership's actual cash from operations after capital improvements, leasing commissions, Partnership expenses and adjustments to cash reserves. The Partnership expects to continue its practice of making quarterly cash distributions. Distributable cash from operations is subject to changes in cash reserves for liabilities or leasing risk. Based on property operational plans for 1996, the General Partner estimates the Partnership will produce positive cash flow from operations after capital improvements, leasing costs and Partnership expenses.

     Reference is made to Item 1 for a description of the Partnership's investment properties and a description of the markets in which the properties operate. Reference is made to Item 2 for information on the properties' significant tenants and lease expirations.

     Subsequent to the opening of Piedmont Plaza's new anchor's store in the third quarter of 1992, Piedmont has achieved a stabilized occupancy in the 95% range. As of December 31, 1994, the property's net operating income had also stabilized as a result of the new anchor, Builder's Square. The Builder's Square lease carries a guarantee from its corporate parent, K-Mart. The property continued to maintain a 95% occupancy throughout 1995, with minimal leasing activity and capital costs. In 1993, it was determined that the Partnership would realize the maximum value of Piedmont Plaza with a sale after income stabilization. During the third quarter of 1995, CII marketed Piedmont Plaza for sale. The marketing effort produced some offers, one of which the Partnership elected to pursue. After a due diligence period, the potential purchaser declined to continue with the purchase. CII revisited the other offers, none of which proceeded beyond a letter of intent. Real estate investors have turned very cautious toward K-Mart and retail in general as many retailers are working through financial difficulties, consolidations, or changes in operating philosophies. The Partnership and CII intend to re-evaluate the property's sales price and to continue to pursue a sale if the anticipated realizable sales value is equivalent or greater than the estimated remaining economic benefits of continued ownership over a relatively short holding period. For 1996, no significant leasing activity is planned, and capital improvements and leasing costs are estimated to be minimal.

     Westford Corporate Center is owned by a joint venture partnership in which the Partnership owns a 73.92% equity investment. Adjusted cash from operations at Westford Corporate Center for 1995 was $1,155,000 ($854,000 attributable to the Partnership's interest) after capital expenditures of $44,000. During the year one of the two existing tenants expanded into space vacated by a former tenant. The property remains at 100% occupancy. Cash flow from operations in 1996 is expected to be similar to 1995, with no capital expenditures planned. A sale of the Westford property, 73.92% owned through a joint venture, may be held off until the existing tenants' leases reach expiration and are renewed or the space is leased to new tenants in 1999 or 2000.

     Adjusted cash from operations at Woodlands Tech for 1995 was $465,000 after capital improvements and leasing commissions of $93,000. The property began 1995 with physical occupancy of 94%, and by May 31, 1995, had obtained 100% physical occupancy. During June 1995, a tenant representing 3,854 square feet vacated early, paying a $22,000 termination fee. In November, an existing tenant which had expanded in April, decided to vacate the expansion space and agreed to a termination fee $16,455. In December, a new tenant took occupancy of approximately 3,700 square feet. The property ended the year with physical occupancy of 92%. Leasing exposure for 1996 totals 36,303 square feet or 37% of the net leasable area, of which 8,165 square feet is expected to be renewed (22% of the 1996 exposure). The property has planned new leasing in 1996 totalling 17,591 square feet, or 49% of the 1996 exposure. Leasing costs for the new lease in December 1995 and expected 1996 leasing activity have been estimated to be approximately $267,000, to be funded by cash flow from operations. Leasing exposure for 1997, currently 28,725 square feet representing 29% of the net leasable area, also presents a challenge. Leasing activity for 1996 and 1997 is not expected to require capital beyond the funding provided by cash flow from operations. The Partnership's long term strategy includes a sale in approximately three years after the property's operations have been stabilized from the 1996 and 1997 leasing activity.

     Overlook has provided consistently strong results for the Partnership throughout 1995. Adjusted cash from operations for 1995 totalled approximately $987,000 after $16,000 of capital improvements. The market in which Overlook operates has continued to add new upscale apartments to the inventory, creating a high rental base for the area and allowing the property to raise rates again during 1995. Rental rates will continue to edge up in 1996 as renewals and turnover occur. The Partnership's strategy for the property includes a holding period of approximately three years.

RESULTS OF OPERATIONS

     Partnership net operating income, (total revenue less property operating expenses, general and administrative expenses, fees and reimbursements to affiliates and provision for doubtful accounts) inclusive of the venture partner's share of Venture, increased in 1995 to approximately $3,449,000 compared to approximately $3,288,000 in 1994. Continued strong occupancy at Piedmont and Westford and modest rent increases at Overlook more than offset decreased rental income at Woodlands Tech Center.

     At Piedmont Plaza, net operating income decreased approximately $130,000 as 1994 included a $100,000 bankruptcy claim settlement from the former anchor tenant. In addition, the property collected disputed expense recoveries in 1994 from the anchor tenant relating to 1992 and 1993. The decrease is partially offset by slightly higher occupancy in 1995.

     A tenant at Westford Corporate Center expanded in April and September of 1994. As a result, Westford's net operating income increased approximately $248,000 for 1995 versus 1994.

     At Woodlands Tech Center net operating income increased approximately $6,000 in 1995. Slight decreases in occupancy and rental rates were more than offset by approximately $13,000 of 1993 and 1994 property tax refunds received in 1995.

     Increased revenues at Overlook Apartments, due to higher rental rates in 1995, were partially offset by a rise in expenses for property taxes, insurance, carpet replacements and pest control service. The result was an approximate

$9,000 increase in net operating income in 1995 as compared to 1994.

     The balance of the increase in Partnership net operating income for 1995 was due primarily to increased interest income due to increased rates.

RESULTS - 1995 COMPARED WITH 1994

     Base rental income increased approximately $238,000 for the year ended December 31, 1995, as compared with 1994. Slightly higher occupancy at Piedmont Plaza led to an increase in rental income of approximately $37,000. At Westford Corporate Center, rent from a tenant's expansions in April and September of 1994 largely contributed to the approximate $139,000 increase. Rental income at Overlook Apartments increased approximately $69,000 as a result of modest rental rate increases. Tenant turnover has resulted in an approximate $7,000 decrease in rental income at Woodlands Tech.

     Other income decreased approximately $74,000 for the year ended December 31, 1995, as compared to 1994. Piedmont reported a $156,000 decrease as 1994 included a bankruptcy claim settlement from the former anchor tenant. In addition, Piedmont collected expense recoveries in 1994 from the current anchor tenant for 1992 and 1993. At Westford, a tenant's expansion led to additional expense recovery income of approximately $87,000 for the year.

     Interest income increased for the year ended December 31, 1995, as compared to 1994, due to an increase in interest rates on short term investments.

     Overall, property operating expenses increased for the year ended December 31, 1995, as compared to 1994. Insurance costs for each of the properties rose slightly in 1995 over 1994. Repairs and maintenance expense increased at Piedmont Plaza as a result of an exterior painting project, and at Overlook Apartments due to a greater number of carpet replacements and expanded pest control service. Westford's expenses dropped as less was spent on snowplowing and elevator repairs. Expense savings at Westford were partially offset by an increase in management fees (earned as a percentage of collected revenues). An increase in property taxes at Overlook was offset by decreases at Westford
(reduced assessment) and Woodlands Tech (1993 and 1994 tax refunds recorded in 1995).

     The decrease in general and administrative expenses for the year ended December 31, 1995, as compared with the previous year, was primarily the result of a second quarter 1994 agreement with Piedmont's anchor tenant for the reimbursement of sales tax paid by the Partnership on rental income. The reimbursement received from the tenant was netted directly against the sales tax payment, which had been previously recorded as general and administrative expense.

     The increase in provision for doubtful accounts was primarily related to the collectibility of expense reimbursements from the anchor tenant of Piedmont Plaza.

     The joint venture operations improved for the year ended December 31, 1995, as compared with 1994, due to a tenant's expansions in the second and third quarters of 1994.

     The decrease in depreciation and amortization for the year ended December 31, 1995, as compared with 1994, was due to the expiration of useful lives of certain assets at Woodlands Tech, Piedmont and Overlook in 1995 and accelerated depreciation and amortization associated with vacated tenants at Woodlands Tech in 1994. The decrease was partially offset by additional depreciation from tenant improvements and leasing commissions associated with a 1994 tenant expansion at Westford.


RESULTS - 1994 COMPARED WITH 1993

     Base rental income increased approximately $340,000 for the year ended December 31, 1994, as compared with

1993. The turnover of tenants and signing of new leases increased rents by approximately $23,000 at Piedmont Plaza and decreased rents at Woodlands Plaza by approximately $42,000. The decrease at Woodlands was partially offset by the receipt in 1994 of a lease termination fee of approximately $22,000. At Westford Corporate Center, rent from a 24,585 square foot lease executed in the third quarter of 1993 and the tenant's subsequent 15,507 and 25,054 square foot expansions on April 1, 1994 and September 1, 1994, respectively, added approximately $221,000 to the increase. Rental income at Overlook Apartments increased approximately $116,000 as a result of rental rate increases, averaging 5% upon renewal or turnover, and a reduction in concessions as the market strengthened.

     Other income increased approximately $464,000 for the year ended December 31, 1994, as compared to 1993. Piedmont reported a $300,000 increase, principally related to expense recoveries from the anchor tenant and a bankruptcy claim settlement from the former anchor tenant. Westford posted an approximate $158,000 increase due primarily to expense charge-back billings relating to the newly leased space.

     Interest income increased for the year ended December 31, 1994, as compared to 1993, due to an increase in the Partnership's average cash balance and higher interest rates on short term investments.

     Property operating expenses increased for the year ended December 31, 1994, as compared to 1993. Piedmont's repair and maintenance expense increased as a result of the replacement of water and sewer meters, partially offset by a decrease in roof repairs. Property taxes at Piedmont increased slightly as a result of an increase in assessed value. Westford had an increase in cleaning, maintenance and management fee expenses, and, due to the extreme winter, spent substantially more on snowplowing in early 1994. Property taxes at Westford decreased as a result of a successful property tax appeal (fiscal year is July 1, 1993 to June 30, 1994). The tax appeal resulted in a decrease to the assessed value and a refund which was received and posted to second quarter results. Repairs and maintenance expense at Overlook Apartments increased due to carpet and refrigerator compressor replacement expenditures and a painting and vinyl replacement project.

     The provision for doubtful accounts in 1993 related to a collection of expense reimbursements problem at Piedmont Plaza.

     Depreciation and amortization for the year ended December 31, 1994, as compared with 1993, increased as a result of new tenant improvements and leasing commissions at Westford and Woodlands and accelerated depreciation and amortization of assets associated with vacated tenants at Woodlands.

     In 1994 the Partnership recorded an impairment loss relative to Piedmont Plaza due to estimated future cash flow declines reflecting a change in the estimated holding period.

     The joint venture operations improved for the year ended December 31, 1994, as compared with 1993, due to a new tenant taking occupancy in the fourth quarter of 1993 and its subsequent expansions in the second and third quarters of 1994.

INFLATION

     With inflation at a low rate during 1995, 1994 and 1993, the effect of inflation and changing prices on current revenue and income from operations has been minimal.

     Any significant inflation in future periods is likely to increase rental rates (from leases to new tenants or renewals of leases to existing tenants) assuming no major changes in market conditions. At the same time, it is anticipated that property operating expenses will be similarly affected.
Assuming no major changes in occupancy levels, increases in rental income are expected to cover inflation driven increases in the cost of operating the properties and in property taxes. Inflation may also contribute to capital appreciation of the Partnership's investment properties over a period of time as rental rates and replacement costs of properties increase.

     The escalation clauses and recapture provisions that exist on certain leases at Woodlands Tech Center, Westford Corporate Center and Piedmont Plaza offer the Partnership some protection against inflation.

     Escalation clauses dilute the increases in operating expenses due to inflation. As operating expenses attributable to inflation increase, so will the escalation revenues due to the Partnership, offsetting, at least in part, the increase in total expenses. The recapture provisions protect the Partnership from rising costs of common area maintenance as well as taxes and other operating expenses by passing through, at least partially, these increases to the lessees.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                                              CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                                                  (A DELAWARE LIMITED PARTNERSHIP)
                                                      AND CONSOLIDATED VENTURE


                                                                INDEX
                                                                                                                               PAGE

Report of Independent Accountants                                                                                               19
Financial Statements:
     Consolidated Balance Sheets, December 31, 1995 and 1994                                                                    20
     Consolidated Statements of Operations, For the Years Ended December 31, 1995, 1994 and 1993                                21
     Consolidated Statements of Partners' Capital, For the Years Ended December 31, 1995, 1994 and 1993                         22
     Consolidated Statements of Cash Flows, For the Years Ended December 31, 1995, 1994 and 1993                                23
     Notes to Financial Statements                                                                                              24

Schedules:
     III - Real Estate and Accumulated Depreciation, December 31, 1995                                                          31


Schedules not filed:

     All schedules other than those indicated in the index have been omitted as the required information is inapplicable or the information is presented in the financial statements or related notes.

                                                                 18

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of
CIGNA Income Realty-I Limited Partnership

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of CIGNA Income Realty-I Limited Partnership at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Hartford, Connecticut
February 16, 1996

                                              CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                                                  (A DELAWARE LIMITED PARTNERSHIP)
                                                      AND CONSOLIDATED VENTURE

                                                     CONSOLIDATED BALANCE SHEETS

                                                     DECEMBER 31, 1995 AND 1994
                                                               ASSETS                    1995                      1994
                                                               ------                    ----                      ----

Property and improvements, at cost:
     Land and improvements                                                        $     9,552,353           $     9,492,296
     Buildings                                                                         27,323,577                27,310,597
     Tenant improvements                                                                5,257,538                 5,168,282
     Furniture and fixtures                                                               820,904                   820,904
                                                                                  ---------------           ---------------
                                                                                       42,954,372                42,792,079
     Less accumulated depreciation                                                     13,104,206                11,635,309
                                                                                  ---------------           ---------------
              Net property and improvements                                            29,850,166                31,156,770

Cash and cash equivalents                                                               3,227,503                 3,404,809
Accounts receivable (net of allowance of $15,158 in
 1995 and $725 in 1994)                                                                   300,941                   375,506
Prepaid expenses and other assets                                                           9,760                    20,614
Deferred charges, net                                                                     492,190                   611,084
                                                                                  ---------------           ---------------
              Total                                                               $    33,880,560           $    35,568,783
                                                                                  ===============           ===============

                                                  LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
     Accounts payable and accrued expenses (including $24,532
      in 1995 and $20,526 in 1994 due to affiliates)                              $       261,013           $       211,187
     Tenant security deposits                                                             113,188                   108,426
     Unearned income                                                                       25,032                    14,252
     Deferred acquisition fees due to affiliates                                        2,500,000                 2,500,000
                                                                                  ---------------           ---------------
              Total liabilities                                                         2,899,233                 2,833,865
                                                                                  ---------------           ---------------

Venture partner's equity in joint venture                                               2,679,392                 3,043,024
                                                                                  ---------------           ---------------

Partners' capital:
     General Partner:
         Capital contributions                                                              1,000                     1,000
         Cumulative net income                                                             42,670                    25,640
                                                                                  ---------------           ---------------
                                                                                           43,670                    26,640
                                                                                  ---------------           ---------------
     Limited partners (200,000 Units):
         Capital contributions, net of offering costs                                  45,463,209                45,463,209
         Cumulative net income                                                          4,224,350                 2,538,389
         Cumulative cash distributions                                                (21,429,294)              (18,336,344)
                                                                                  ---------------           ---------------
                                                                                       28,258,265                29,665,254
                                                                                  ---------------           ---------------
              Total partners' capital                                                  28,301,935                29,691,894
                                                                                  ---------------           ---------------
              Total                                                               $    33,880,560           $    35,568,783
                                                                                  ===============           ===============


                      The  Notes to  Consolidated  Financial  Statements  are an
                                integral part of these statements.

                                                                20

                                              CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                                                  (A DELAWARE LIMITED PARTNERSHIP)
                                                      AND CONSOLIDATED VENTURE

                                                CONSOLIDATED STATEMENTS OF OPERATIONS

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----

Income:
     Base rental income                                              $   4,632,760           $   4,394,632           $   4,054,590
     Other income                                                          869,720                 943,355                 479,468
     Interest income                                                       170,263                 121,905                  89,689
                                                                     -------------           -------------           -------------
                                                                         5,672,743               5,459,892               4,623,747
                                                                     -------------           -------------           -------------

Expenses:
     Property operating expenses                                         1,619,142               1,588,395               1,484,361
     General and administrative                                            395,160                 419,267                 427,975
     Fees and reimbursements to affiliates                                 189,643                 161,006                 154,472
     Provision for doubtful accounts                                        19,412                   3,519                  13,794
     Depreciation and amortization                                       1,588,427               1,660,381               1,568,450
     Loss due to impairment of assets                                           --                 280,000                      --
                                                                     -------------           -------------           -------------
                                                                         3,811,784               4,112,568               3,649,052
                                                                     -------------           -------------           -------------

         Income inclusive of venture
          partner's share of venture operations                          1,860,959               1,347,324                 974,695

     Venture partner's share of venture income                            (157,968)               (102,427)                (20,317)
                                                                     -------------           --------------          -------------

         Net income                                                  $   1,702,991           $   1,244,897           $     954,378
                                                                     =============           =============           =============


Net income:
     General Partner                                                 $      17,030           $      12,449           $       9,544
     Limited partners                                                    1,685,961               1,232,448                 944,834
                                                                     -------------           -------------           -------------
                                                                     $   1,702,991           $   1,244,897           $     954,378
                                                                     =============           =============           =============

Net income per Unit                                                  $        8.43           $        6.16           $        4.72
                                                                     =============           =============           =============

Cash distributions per Unit                                          $       15.46           $       12.37           $       12.01
                                                                     =============           =============           =============








                      The  Notes to  Consolidated  Financial  Statements  are an
                                 integral part of these statements.

                                                                 21

                                              CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                                                  (A DELAWARE LIMITED PARTNERSHIP)
                                                      AND CONSOLIDATED VENTURE

                                            CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993



                                                                          General                 Limited
                                                                          Partner                Partners                   Total



Balance at December 31, 1992                                           $     4,647          $   32,363,554          $   32,368,201

Cash distributions                                                            --                (2,401,552)             (2,401,552)

Net income                                                                   9,544                 944,834                 954,378
                                                                       -----------          --------------          --------------

Balance at December 31, 1993                                                14,191              30,906,836              30,921,027

Cash distributions                                                              --              (2,474,030)             (2,474,030)

Net income                                                                  12,449               1,232,448               1,244,897
                                                                       -----------          --------------          --------------

Balance at December 31, 1994                                                26,640              29,665,254              29,691,894

Cash distributions                                                              --              (3,092,950)             (3,092,950)

Net income                                                                  17,030               1,685,961               1,702,991
                                                                       -----------          --------------          --------------

Balance at December 31, 1995                                           $    43,670          $   28,258,265          $   28,301,935
                                                                       ===========          ==============          ==============
















                      The  Notes to  Consolidated  Financial  Statements  are an
                                  integral part of these statements.

                                                                 22

                                              CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                                                  (A DELAWARE LIMITED PARTNERSHIP)
                                                      AND CONSOLIDATED VENTURE

                                                CONSOLIDATED STATEMENTS OF CASH FLOWS

                                        FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----

Cash flows from operating activities:
     Net income                                                    $     1,702,991          $    1,244,897          $      954,378
     Adjustments to reconcile net income to net
      cash provided by operating activities:
         Deferred rent credits                                              19,877                  30,682                   5,588
         Provision for doubtful accounts                                    19,412                   3,519                  13,794
         Depreciation and amortization                                   1,588,427               1,660,381               1,568,450
         Loss due to impairment of assets                                       --                 280,000                      --
         Venture partner's share of venture's operations                   157,968                 102,427                  20,317
         Accounts receivable                                                55,153                 (62,328)               (157,448)
         Accounts payable and accrued expenses                              31,124                 (13,283)                  5,309
         Other, net                                                         26,396                   3,713                  39,403
                                                                   ---------------          --------------          --------------
              Net cash provided by operating activities                  3,601,348               3,250,008               2,449,791
                                                                   ---------------          --------------          --------------

Cash flows from investing activities:
     Distribution to joint venture partner                                (521,600)                     --                      --
     Purchases of property and improvements                               (144,511)               (330,303)               (288,267)
     Payment of leasing commissions                                        (20,513)                (90,862)                (73,314)
                                                                   ---------------          --------------          --------------
              Net cash used in investing activities                       (686,624)               (421,165)               (361,581)
                                                                   ---------------          --------------          --------------

Cash flows from financing activities:
     Cash distributions to limited partners                             (3,092,030)             (2,473,552)             (2,403,507)
                                                                   ---------------          --------------          --------------

Net increase (decrease) in cash and cash equivalents                      (177,306)                355,291                (315,297)
Cash and cash equivalents, beginning of year                             3,404,809               3,049,518               3,364,815
                                                                   ---------------          --------------          --------------
Cash and cash equivalents, end of year                             $     3,227,503          $    3,404,809          $    3,049,518
                                                                   ===============          ==============          ==============

Supplemental disclosure of non-cash information:
     Accrued purchase of property and improvements                 $        17,782          $           --          $       31,225
                                                                   ===============          ==============          ==============











                      The  Notes to  Consolidated  Financial  Statements  are an
                                  integral part of these statements.

                                                                 23

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   ORGANIZATION AND BASIS OF ACCOUNTING

     The General Partner of CIGNA Income Realty-I Limited Partnership (the "Partnership") is CIGNA Realty Resources, Inc.-Tenth (the "General Partner"), an indirect wholly owned subsidiary of CIGNA Corporation. The Partnership is a Delaware limited partnership which owns and operates three commercial properties (including one owned through a joint venture) located in Missouri, Massachusetts and Florida, and one residential property located in Arizona.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of the Partnership and its consolidated venture, Westford Office Venture. The effect of all transactions between the Partnership and the consolidated venture has been eliminated.

     The Partnership's records are maintained on the accrual basis of accounting for financial reporting purposes and are adjusted for federal income tax reporting. The net effects of the adjustments as of December 31, 1995, 1994 and 1993, principally relating to the classification of syndication costs, impairment losses and differences in depreciation methods, are summarized as follows:

                                        1995                                 1994                               1993
                                        ----                                 ----                               ----
                               Financial           Tax            Financial             Tax          Financial             Tax
                               Reporting        Reporting         Reporting          Reporting       Reporting          Reporting

Total assets              $   33,880,560    $   43,233,774    $    35,568,783    $    44,459,133  $    36,723,258   $    45,291,922
Partners' capital:
   General Partner                43,670           120,103             26,640            101,973           14,191            85,261
   Limited partners           28,258,265        40,233,704         29,665,254         41,531,782       30,906,836        42,351,326
Net income (a):
   General Partner                17,030            18,130             12,449             16,712            9,544            10,184
   Limited partners            1,685,961         1,794,872          1,232,448          1,654,486          944,834         1,008,241
Net income (loss)                   8.43            15.18-               6.16             14.59-             4.72            11.43-
 per Unit(a)(b)                                        .52                                  (.34)                             (3.64)

(a) Included in 1994 is $280,000 ($1.39 per Unit) of losses due to impairment of assets for financial reporting.

(b) For tax reporting only, all depreciation is allocated 1% to the General Partner and 99% to the taxable limited partners in accordance with the Partnership Agreement. The two amounts on a per Unit basis presented for 1995, 1994 and 1993 for tax reporting represent the differing allocations to nontaxable and taxable limited partners.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A) PROPERTY AND IMPROVEMENTS: Property and improvements are recorded at cost less accumulated depreciation. The cost represents the initial purchase price, subsequent capitalized costs and adjustments, including certain acquisition expenses and impairment losses. Amounts received under master lease agreements from the sellers of the properties have been treated as a reduction of purchase price. Payments to the seller of the Woodlands Tech Center under an earnout provision have been treated as an increase in purchase price.

       Depreciation on property and improvements is calculated on the straight-line method based on the estimated useful lives of the real property (15 to 39 years), tangible personal property (7 years) and tenant improvements (respective lease terms). Maintenance and repair expenses are charged to operations as incurred.

       As a result of inherent changes in market values of real estate property and improvements, the Partnership reviews potential impairment annually. The undiscounted future cash flows for each property, as estimated by the Partnership, are compared to the net book value. If the carrying value is greater than the sum of the estimated future undiscounted cash flows, and deemed other than temporary, an impairment loss is recorded.

       In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (the "Statement"). Under the Statement, entities should continue to compare the sum of the expected undiscounted future net cash flows to the carrying value of the asset. If an impairment exists, the Statement requires a writedown to fair value. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. In addition, the Statement prohibits depreciation of long-lived assets to be disposed. The Partnership will adopt this Statement in the first quarter of 1996; the effect on the Partnership's results of operations, liquidity and financial condition can not be estimated.

B) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are generally reported as cash equivalents.

C) DEFERRED CHARGES: Deferred charges consist of leasing commissions and rental concessions that are being amortized using the straight-line method over the respective lease terms.

D) PARTNERS' CAPITAL: Offering costs comprised of sales commissions and other issuance expenses have been charged to the partners' capital accounts as incurred.

E) INCOME TAXES: No provision for income taxes has been made as the liability for such taxes is that of the partners rather than the Partnership.

F) BASIS OF PRESENTATIONS: Certain amounts in the 1993 and 1994 financial statements have been reclassified to conform with the 1995 presentation.

3.     INVESTMENT PROPERTIES

   The Partnership has acquired, either directly or through a joint venture, two commercial office complexes, one shopping plaza and one apartment complex located in Missouri, Massachusetts, Florida and Arizona, respectively. Leases in effect are generally for a term of twenty years or less for the commercial properties, and for one year or less for the residential property. No mortgage debt was incurred in the purchases.

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED



   During 1995, the Partnership attempted to sell its shopping center property, Piedmont Plaza. After a marketing period and the completion of due diligence by potential buyers, the Partnership did not sell the property. The Partnership is currently reevaluating Piedmont Plaza's sale strategy and, therefore, the property's sale status is uncertain as of December 31, 1995.

   With respect to the Partnership's accounting policy for impairment of assets, the Partnership recognized impairment of asset losses in 1994 and 1992. In 1994, the Partnership recorded an impairment of $280,000 relative to Piedmont Plaza due to a reduction in the estimated holding period. In 1992, the Partnership recorded impairments of $3,600,000 and $3,800,000 relative to Piedmont Plaza and Westford Corporate Center, respectively. At Piedmont, estimated future cash flows declined reflecting changes in estimated potential revenue from future leasing. As a result of the oversupply of space and the continued downward pressure on rental rates in the market which Piedmont operates, expected future rental rates would be renewed and/or renegotiated at lower rates. At Westford, the estimated holding period was reduced.

4.     DEFERRED CHARGES

   Deferred charges at December 31, 1995 and 1994 consist of the following:
                                                                           1995                    1994
                                                                           ----                    ----

     Deferred leasing commissions                                    $   1,059,008           $   1,038,495
     Accumulated amortization                                             (604,402)               (484,872)
                                                                     -------------           -------------
                                                                           454,606                 553,623
     Deferred rent credits                                                  37,584                  57,461
                                                                     -------------           -------------
                                                                     $     492,190           $     611,084
                                                                     =============           =============

5.   VENTURE AGREEMENTS

     The Partnership acquired a 73.92% interest in the Westford Office Venture (the "Venture"), which owns the Westford Corporate Center in Westford, Massachusetts. The remaining equity interest in the Venture is held by Connecticut General Equity Properties-I Limited Partnership, an affiliated limited partnership.

     Summary financial information for the Venture as of and for the years ended
December 31, 1995, 1994 and 1993 follows:
                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----

         Total assets                                             $     11,280,276        $     12,671,892         $    12,343,992
         Total liabilities                                                 751,999                 749,320                 814,161

         Total income                                                    1,911,290               1,686,829               1,280,650
         Net income                                                        605,705                 392,741                  77,904

     Pursuant to the Joint Venture Agreement, net income or loss, cash distributions from operations, net income and distributable cash from the sale or disposition of the property are generally allocated to the venturers in accordance

                                                                 26



                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED


with their percentage capital contributions. Percentage interests are subject to change if any future contributions made by the venturers to the Venture are disproportionate to their percentage interests.

     The Venture paid a distribution to the venturers of $2,000,000 in 1995, of which the Partnership's share was $1,478,400. No distributions were made by the Venture in 1994 or 1993.

6.   LEASES

     All of the commercial properties have leases currently in effect which have been accounted for as operating leases. The majority have terms which range from three to five years. Following is a schedule of minimum annual future rentals based upon non-cancelable leases currently in effect, assuming no exercise of tenant renewal options.

     Year ending December 31:
         1996                                                       $2,853,884
         1997                                                        2,589,842
         1998                                                        2,323,081
         1999                                                        1,128,158
         2000                                                          689,292
         Thereafter                                                  7,195,138

     Certain of the leases contain escalation and expense recapture clauses which provide that tenants will pay their pro rata share of any increases in common area maintenance, taxes and other operating expenses over base period amounts. The Partnership earned $751,338 in 1995, $807,628 in 1994 and, $367,523 in 1993 as a result of such provisions. These amounts are included in other income on the Statement of Operations.

     Generally, a portion of the net leasable area for commercial real estate properties is occupied by significant tenants (occupying ten percent or more of net leasable area). Significant tenant information for the Partnership's investment properties, including the property owned through a joint venture, is as follows: Woodlands Tech - two tenants occupy 28% of net leasable area and account for 30% of gross rental revenue; Piedmont Plaza - one tenant occupies 71% of net leasable area and accounts for 66% of gross rental revenue; Westford
- two tenants occupy 100% of the net leasable area and account for 100% of gross rental revenue. Any loss of a significant tenant could have a material adverse effect on the Partnership's results of operations. Although an uncertainty exists relative to the replacement of a tenant upon early termination, the revenue effect of an early termination of a significant tenant is tempered by the potential for termination fees, and is therefore not likely to be material to the Partnership's liquidity or financial condition.

7.   TRANSACTIONS WITH AFFILIATES

     An affiliate of the General Partner provided investment property acquisition services to the Partnership for fees of $2,500,000 which will be payable from adjusted cash from operations after priority distributions to the Partners or, if necessary, from sales proceeds.

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED


     Fees and other  expenses  related to the General  Partner or its affiliates during the periods ended December 31, 1995, 1994 and 1993 are as follows:
                                                                           1995                    1994                     1993
                                                                           ----                    ----                     ----

     Property management fee (a)(b)                                    $   116,633            $    109,952             $   108,042
     Printing                                                               10,609                  10,127                  12,382
     Reimbursement (at cost) for
      out of pocket expenses                                                62,401                  40,927                  34,048
                                                                       -----------            ------------             -----------
                                                                       $   189,643            $    161,006             $   154,472
                                                                       ===========            ============             ===========

(a) Does not include property management fees earned by independent property management companies of $194,007, $187,062 and $168,037 for 1995, 1994 and
     1993 respectively. Certain property management services have been contracted by an affiliate of the General Partner on behalf of the Partnership and are paid directly by the Partnership to the third party companies.

(b)  In 1995, 1994 and 1993, $14,577, $13,210 and $9,351, respectively, was attributable to the joint venture partner's share of the Venture.

8.   PARTNERS' CAPITAL

     During 1991, the State of Connecticut enacted income tax legislation, a part of which affects partnerships. The portfolio income allocations made by the Partnership to the limited partners are considered Connecticut based income and subject to Connecticut tax. The Partnership has elected to pay the tax due on the limited partners' share of portfolio income and, therefore, paid tax due of $2,030 directly to the State of Connecticut in April 1995 for the 1994 Form CT-G Connecticut Group Income Tax Return. The Partnership also accrued the 1995 estimated payment of $2,950 as of December 31, 1995. These amounts were treated as reductions of partners' capital and reported as distributions in the accompanying financial statements.

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the carrying amounts and estimated fair values of the Partnership's financial instruments at December 31, 1995. Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                                                           Carrying                Fair
                                                                           Amount                  Value
ASSETS:
Cash and cash equivalents                                                  $3,227,503             $3,227,503
Accounts receivable, net                                                      300,941                300,941
Other assets                                                                    9,760                  9,760


                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

                                                                            Carrying                 Fair
                                                                             Amount                  Value
LIABILITIES:
Accounts payable and accrued expenses                                   $     261,013          $     261,013
Deferred acquisition fees due to affiliates                                 2,500,000              2,028,536

The carrying amounts shown in the table are included in the balance sheet under the indicated captions.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Cash, Accounts receivable, Other assets, and Accounts payable and accrued expenses: The carrying amounts approximate fair value because of the short maturity of those instruments.

     Deferred acquisition fees due to affiliates: The fair value was estimated by discounting cash flows over the estimated holding periods of the investment properties using a market rate.

10.  PARTNERSHIP AGREEMENT

     Pursuant to the terms of the Partnership Agreement, net income or loss before depreciation and cash distributions from operations are to be allocated 1% to the General Partner and 99% to the Limited Partners. All depreciation in each taxable year shall be allocated 1% to the General Partner and 99% to the taxable Limited Partners. Cash distributions from operations are generally allocated in the following order:

     o To the Limited Partners until each Limited Partner has received aggregate distributions in respect of the fiscal year of the Partnership equal to 6% non-cumulative and non-compounded on Adjusted Invested Capital, as defined in the Partnership Agreement;

     o To the General Partner until it has received aggregate distributions in respect of the fiscal year of the Partnership equal to 1% non-cumulative and non-compounded of the sum of all amounts distributed to the Limited Partners and all amounts received by the General Partner as described herein;

     o To the General Partner or its Affiliates in an amount equal to any subordinated fees which remain unpaid;

     o To an affiliate of the General Partner as a subordinated incentive management fee in an amount generally equal to 9% of adjusted cash from operations, but only after the Partners have received their priority distributions; and

     o With respect to the remainder, 99% to the Limited Partners and 1% to the General Partner.

     Generally net income or loss from the sale or disposition of investment properties is to be allocated in the following order:

     o To each Partner having a deficit balance in the same ratio of such balance to the aggregate balance of all Partners;

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED



     o To the Partners who received allocations of depreciation in the same ratio as the amount of such depreciation previously allocated;

     o To the Partners to the extent of, and in proportion to, the amount of cash distributions from sales to be received by each, other than the return of original invested capital; and

     o To the Partners in proportion to the cash from sales distributed in the return of original invested capital.

     Distributable cash from the sale or disposition of investment properties is to be generally allocated in the following order:

     o To the General Partner or its affiliates in an amount equal to any acquisition fees which remain unpaid;

     o To the Limited Partners until each Limited Partner has received aggregate distributions equal to his original invested capital;

     o To the Limited Partners until each Limited Partner has received distributions in an aggregate amount which shall be equal to a 10% per annum cumulative non-compounded return on his adjusted invested capital;

     o To an affiliate of the General Partner in payment of a subordinated disposition fee in an amount equal to the lesser of 3% of the gross sales price of the property or one-half of the normal and competitive rate charged for similar services by unaffiliated parties; and

     o With respect to the remainder, 85% to the Limited Partners and 15% to the General Partner.

11. SUBSEQUENT EVENTS

     On February 15, 1996, the Partnership paid a cash distribution of $750,000 to the limited partners.


                                              CIGNA INCOME REALTY-I LIMITED PARTNERSHIP                                 SCHEDULE III
                                                   (A DELAWARE LIMITED PARTNERSHIP
                                                      AND CONSOLIDATED VENTURE)

                                              REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                          DECEMBER 31, 1995



====================================================================================================================

                                                                                               Costs Capitalized
                                            Initial Cost to Partnership (A)(B)                   Subsequent to
                                                                                                Acquisition (C)
                             ---------------------------------------------------------------------------------------
                                                                                                 Land, Building
         Description             Land and Land           Buildings           Furniture and      Improvements and
                                  Improvements                                 Fixtures       Furniture & Fixtures
--------------------------------------------------------------------------------------------------------------------
Woodlands Tech Center              1,245,400           $  6,090,171       $          --           $ 1,336,051
St. Louis, MO

Westford Corporate Center (G)      3,223,875             13,759,689                  --            (2,229,002)
Westford, MA

Piedmont Plaza Shopping Center     4,367,093              6,201,165                  --            (1,282,755)
Apopka, FL

Overlook Apartments                2,932,103              6,462,901             788,608                59,073
Scottsdale, AZ
--------------------------------------------------------------------------------------------------------------------
Totals                           $11,768,471            $32,513,926           $ 788,608          $ (2,116,633)
====================================================================================================================

=====================================================================================================================


                                             Gross Amount at Which Carried at Close of Period (D)(E)
                             ----------------------------------------------------------------------------------------
         Description           Land and Land    Buildings and        Tenant        Furniture and
                                Improvements     Improvements     Improvements       Fixtures           Total
---------------------------------------------------------------------------------------------------------------------
Woodlands Tech Center            $1,245,400      $ 6,159,375        $1,266,847    $          --      $  8,671,622
St. Louis, MO

Westford Corporate Center (G)     2,546,078       10,716,382         1,492,102               --        14,754,562
Westford, MA

Piedmont Plaza Shopping Center    2,801,996        3,984,918         2,498,589               --         9,285,503
Apopka, FL

Overlook Apartments               2,958,879        6,462,902                --          820,904        10,242,685
Scottsdale, AZ
---------------------------------------------------------------------------------------------------------------------
Totals                           $9,552,353      $27,323,577        $5,257,538        $ 820,904       $42,954,372
=====================================================================================================================

                                              CIGNA INCOME REALTY-I LIMITED PARTNERSHIP                                 SCHEDULE III
                                                   (A DELAWARE LIMITED PARTNERSHIP
                                                      AND CONSOLIDATED VENTURE)

                                              REAL ESTATE AND ACCUMULATED DEPRECIATION

                                                          DECEMBER 31, 1995



==================================================================================================================
                                                                                               Life on Which
                                                                                           Depreciation in Latest
                            Accumulated                                                    Statement of Operations
     Description          Depreciation (F)     Date of Construction     Date Acquired           is Computed
------------------------------------------------------------------------------------------------------------------
Woodlands Tech Center         $ 3,044,027             1986                07/03/86              2-39 years
St. Louis, MO

Westford Corporate              4,726,178             1986                11/01/86              2-39 years
Center (G)
Westford, MA

Piedmont Plaza                  2,579,616             1985                05/01/87              2-39 years
Shopping Center
Apopka, FL

Overlook Apartments             2,754,385             1988                10/14/88             7-27.5 years
Scottsdale, AZ
------------------------------------------------------------------------------------------------------------------
Totals                        $13,104,206
==================================================================================================================

(A)  The cost to the  Partnership  represents the initial  purchase price of the properties  including certain acquisition fees and expenses.  In accordance with the  Partnership  Agreement,  all  properties  were  acquired  without incurring any long-term debt.
(B)  The Partnership received $516,550, $245,531, $173,232 and $371,389 from the sellers of Woodlands Tech Center, Westford Corporate Center, Piedmont Plaza
     and Overlook Apartments, respectively, under master lease agreements, which were treated as a reduction of initial cost. The Partnership  paid $308,589 under an earnout agreement with the sellers of Woodlands Tech Center, which was treated as an addition to initial cost.
(C)  Includes impairment losses in 1994 relative to Piedmont Plaza in the amount of $280,000 and in 1992 relative to Piedmont Plaza and Westford Corporate
     Center in the amounts of $3,600,000 and $3,800,000, respectively.
(D)  The aggregate cost of the real estate owned at December 31, 1995 for federal income tax purposes is $50,634,373.


(E)  Reconciliation of real estate owned:
=================================================================================================
         Description                       1995                  1994                   1993
=================================================================================================
Balance at beginning of period          $42,792,079           $42,773,001            $42,453,509

Additions during period                     162,293               299,078                319,492

Reductions during period (C)                     --             (280,000)                     --
-------------------------------------------------------------------------------------------------
Balance at end of period                $42,954,372           $42,792,079            $42,773,001
=================================================================================================


(F) Reconciliation of accumulated depreciation:
=================================================================================================
         Description                        1995                  1994                   1993
=================================================================================================
Balance at beginning of period          $11,635,309           $10,115,121             $8,652,572
Additions during period                   1,468,897             1,520,188              1,462,549
-------------------------------------------------------------------------------------------------
Balance at end of period                $13,104,206           $11,635,309            $10,115,121
=================================================================================================

(G) Includes ownership interest of the venture partner.

                                                                 32

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     Not applicable.

                                    PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The General Partner of the Partnership, CIGNA Realty Resources, Inc.-Tenth, a Delaware corporation, is an indirect, wholly owned subsidiary of CIGNA Corporation, a publicly held corporation whose stock is traded on the New York Stock Exchange. The General Partner has responsibility for and control over the affairs of the Partnership.

     The directors and executive officers of the General Partner as of February 15, 1996, are as follows:

     Name                                        Office                                          Served Since

     R. Bruce Albro                              Director                                        May 2, 1988

     David Scheinerman                           Director                                        July 25, 1995

     Philip J. Ward                              Director                                        May 2, 1988

     John D. Carey                               President, Controller                           September 7, 1993
                                                                                                 September 4, 1990

     Verne E. Blodgett                           Vice President, Counsel                         April 2, 1990

     Joseph W. Springman                         Vice President, Assistant Secretary             September 7, 1993

     David C. Kopp                               Secretary                                       September 29, 1989

     Marcy F. Blender                            Treasurer                                       August 1, 1994

     There is no family relationship among any of the foregoing directors or officers. There are no arrangements or understandings between or among said officers or directors and any other person pursuant to which any officer or director was selected as such.

     The foregoing directors and officers are also officers and/or directors of various affiliated companies of CIGNA Realty Resources, Inc.-Tenth, including CIGNA Financial Partners, Inc. (the parent of CIGNA Realty Resources, Inc.-Tenth), CIGNA Investments, Inc., CIGNA Corporation (the parent of CIGNA Investments, Inc.) and Connecticut General Corporation (the parent of CIGNA Financial Partners, Inc.).

     The business experience of each of the directors and executive officers of the General Partner of the Partnership is as follows:


                            R. BRUCE ALBRO - DIRECTOR

     Mr. Albro, age 53, a Senior Managing Director of CIGNA Investment Management (CIM), joined Connecticut General's Investment Operations in 1971 as a Securities Analyst in Paper, Forest Products, Building and Machinery. Subsequently, he served as a Research Department Unit Head, as an Assistant Portfolio Manager, then as Director of Equity Research and a member of the senior staff of CIGNA Investment Management Company and as a Portfolio Manager in the Fixed Income area. He then headed the Marketing and Merchant Banking area for CII. Prior to his current assignment of Division Head, Portfolio Management Division, he was an insurance portfolio manager, and prior to that, he was responsible for Individual Investment Product Marketing. In addition, Mr. Albro currently serves as President of the CIGNA Funds Group and other CIGNA affiliated mutual funds. Mr. Albro received a Master of Arts degree in Economics from the University of California at Berkeley and a Bachelor of Arts degree in Economics from the University of Massachusetts at Amherst.


                          DAVID SCHEINERMAN - DIRECTOR

     Mr. Scheinerman, age 35, was appointed Chief Financial Officer of CIGNA Individual Insurance, a division with more than $77 billion of life insurance in force, in July of 1995. Mr. Scheinerman has served in various actuarial and business management capacities with CIGNA. In 1991 he was appointed Vice President and Pricing Actuary for CIGNA HealthCare. He has more than 12 years of financial management experience and has served as Chief Financial Officer of Crusader Insurance PLC, a CIGNA subsidiary life company in the United Kingdom. Mr. Scheinerman holds a BA in Mathematics from Rice University and an MBA from the University of Pennsylvania Wharton School of Business. He is a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.


                            PHILIP J. WARD - DIRECTOR

     Mr. Ward, age 47, is Senior Managing Director and Division Head of CIGNA Investment Management (CIM), in charge of the Real Estate Investment Division of CIM. He was appointed to that position in December 1985. Mr. Ward joined Connecticut General's Mortgage and Real Estate Department in 1971 and became an officer in 1976. Since joining the company he has held real estate investment assignments in Mortgage and Real Estate Production and in Portfolio Management. Prior to his current position, Mr. Ward held assignments in CIGNA Investments Inc., responsible for the Real Estate Production area, CIGNA Realty Advisors, Inc. and Congen Realty Advisory Company, all wholly-owned subsidiaries of CIGNA Corporation and/or Connecticut General. Mr. Ward has held various positions with the General Partner. His experience includes all forms of real estate investments, with recent emphasis on acquisitions and joint ventures. Mr. Ward is a 1970 graduate of Amherst College with a Bachelor of Arts degree in Economics. He is a member of the Society of Industrial and Office Realtors, the National Association of Industrial and Office Parks, the Urban Land Institute and the International Council of Shopping Centers. He is a member of the Board of Directors of DeBartolo Realty Corporation.

                      JOHN D. CAREY - PRESIDENT, CONTROLLER

     Mr. Carey, age 32, joined CIGNA Investment Management-Real Estate as Controller of Tax Advantaged Investments in 1990. In September 1993, Mr. Carey was appointed President. Prior to joining CIGNA Investment Management, he held the position of manager at KPMG Peat Marwick LLP in the audit department and was a member of the Real Estate Focus Group. His experiences include accounting and financial reporting for public and private real estate limited partnership syndications. Mr. Carey is a graduate of Central Connecticut State University with a Bachelor of Science Degree and is a Certified Public Accountant.


                   VERNE E. BLODGETT - VICE PRESIDENT, COUNSEL

     Mr. Blodgett, age 58, is an Assistant General Counsel of CIGNA Corporation. He joined Connecticut General Life Insurance Company in 1975 as an investment attorney and has held various positions in the Legal Division of Connecticut General Life Insurance Company prior to his appointment as Assistant General Counsel in 1981. Mr. Blodgett received a Bachelor of Arts degree from Yale University and graduated with honors from the University of Connecticut School of Law. He is a member of the Connecticut and the American Bar Associations.


            JOSEPH W. SPRINGMAN - VICE PRESIDENT, ASSISTANT SECRETARY

     Mr. Springman, age 54, is Managing Director and department head responsible for asset management. He joined CIGNA's Real Estate operations in 1970. He has held positions as an officer or director of several real estate affiliates of CIGNA. His past real estate assignments have included Development and Engineering, Property Management, Director, Real Estate Operations, Portfolio Management and Vice President, Real Estate Production. Prior to assuming his asset management post, Mr. Springman was responsible for production of real estate and mortgage investments. He received a Bachelor of Science degree from the U.S. Naval Academy.


                            DAVID C. KOPP - SECRETARY

     Mr. Kopp, age 50, is Secretary of CII, Corporate Secretary of Connecticut General Life Insurance Company and Assistant Corporate Secretary and Assistant General Counsel, Insurance and Investment Law of CIGNA Corporation. He also serves as an officer of various other CIGNA Companies. In August of 1995, he also assumed responsibility as chief compliance officer for CIGNA HealthCare, a division of CIGNA Corporation. He joined Connecticut General Life Insurance Company in 1974 as a commercial real estate attorney and held various positions in the Legal Department of Connecticut General Life Insurance Company prior to his appointment as Corporate Secretary in 1977. Mr. Kopp is an honors graduate of Northern Illinois University and served on the law review at the University of Illinois College of Law. He is a member of the Connecticut Bar Association and is Past President of the Hartford Chapter, American Society of Corporate Secretaries.


                          MARCY F. BLENDER - TREASURER

     Marcy F. Blender, age 39, is Assistant Vice President, Bank Resources of CIGNA Corporation. In this capacity she is responsible for bank relationship management, bank products and services, bank compensation and control, and bank exposure management. Marcy joined Insurance Company of North America (INA) in 1979. She has held a variety of financial and investment positions with INA and later with the merged CIGNA Corporation before assuming her current responsibilities in 1992. She received a BA degree from Rutgers University and an MBA from Drexel University. She is a Certified Public Accountant.

ITEM 11.  EXECUTIVE COMPENSATION

     Officers and directors of the General Partner receive no current or proposed direct compensation from the Partnership in such capacities. However, certain officers and directors of the General Partner received compensation from the General Partner and/or its affiliates (but not from the Partnership) for services performed for various affiliated entities, which may include services performed for the Partnership, but such compensation was not material in the aggregate.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     No person or group is known by the Partnership to own beneficially more than 5% of the outstanding Units of interest of the Partnership.

     There exists no arrangement, known to the Partnership, the operation of which may at a subsequent date result in a change in control of the Partnership.

     As of February 15, 1996, the individual directors, and the directors and officers as a group, of the General Partner beneficially owned Partnership Units and shares of the common stock of CIGNA, parent of the General Partner, as set forth in the following table:

                                               Units                Shares
                                           Beneficially          Beneficially           Percent of
     Name                                    Owned(a)              Owned(b)                Class

     R. Bruce Albro (c)                           0                   6,653                   *
     David Scheinerman                            0                       0                   *
     Philip J. Ward (d)                           0                  16,491                   *

     All directors and officers
      Group (8) (e)                               0                  29,994                   *

     * Less than 1% of class

(a) No officer or director of the General Partner possesses a right to acquire beneficial ownership of additional Units of interest of the Partnership.
(b) The directors and officers have sole voting and investment power over all the shares of CIGNA common stock they own beneficially.
(c) Shares beneficially owned includes options to acquire 4,487 shares and 1,432 shares which are restricted as to disposition.
(d) Shares beneficially owned includes options to acquire 8,826 shares and 2,400 shares which are restricted as to disposition.
(e) Shares beneficially owned by directors and officers include 15,318 shares of CIGNA common stock which may be acquired upon exercise of stock options and 8,126 shares which are restricted as to disposition.


ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The General Partner of the Partnership is generally entitled to receive l% of cash distributions, subordinated to a priority distribution of 6% non-cumulative, non-compounded return to the limited partners on their adjusted invested capital and l% of profits or losses. In 1995, the General Partner received no cash distributions and a share of the Partnership's net income of $17,030. Reference is also made to the Notes to Consolidated Financial Statements included in this annual report for a description of such distributions and allocations. The relationship of the General Partner (and its directors and officers) to its affiliates is set forth in Item 10.

     CII provided asset management services to the Partnership during 1995 for the Woodlands Tech Center, Westford Corporate Center and Piedmont Plaza at fees calculated at 6% of gross revenues collected less amounts earned by independent third party property management companies contracted by CII on behalf of the Partnership. For Overlook Apartments fees are calculated at 5% of gross revenues collected less amounts earned by independent third party property management companies contracted by CII on behalf of the Partnership. In 1995, CII earned asset management fees amounting to $116,633 for such services, of which $18,670 was unpaid as of December 31, 1995. Independent third party property managers earned $194,007 of management fees, of which $11,350 was unpaid as of December 31, 1995.

     A nonrecurring acquisition fee for evaluating and selecting real property to be acquired equal to the lesser of (1) 5% of the Gross Proceeds from sales of Units, or (2) the normal and customary charges by third parties for such services, is to be paid to CII. To date, no such fees have been paid since no payment is due until priority distributions have been paid as described above. A subordinated incentive management fee of 9% of adjusted cash from operations will be payable to CII, but only after the limited partners have received their priority distributions as described above, the General Partner has received its 1% distribution described above and acquisition fees have been paid.

     The General Partner and its affiliates may be reimbursed for their direct expenses incurred in the administration of the Partnership. In 1995, the General Partner and its affiliates were entitled to reimbursement for such out of pocket expenses in the amount of $73,010 of which $5,863 was unpaid as of December 31, 1995.


                                     PART IV

ITEM 14.      EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

         (a)  1.  Financial Statements.  See Index to Financial Statements in
                  Item 8.

              2.  Financial Statement Schedules

                      (a) Real Estate and Accumulated Depreciation. See Index to Financial Statements in Item 8.

              3.  Exhibits

              3 Partnership Agreement, incorporated by reference to Exhibit A to the Prospectus of Registrant, dated October 15, 1985, as amended, filed pursuant to Rule 424(b) under the Securities Act of 1933, File No. 33-1818.

              4 Certificate of Limited Partnership dated October 11, 1985, as filed October 15, 1985, incorporated by reference to
                      Exhibit 4 to Form S-11 Registration Statement under the Securities Act of 1933, File No. 33-1818.

              10  (a) Acquisition and Disposition Services Agreement,  dated as of February 4, 1986, between CIGNA Income Realty-I Limited Partnership and CIGNA Capital Advisers, Inc., incorporated by reference to Exhibit 10(a) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987.

                  (b) Supervisory  Property  Management  Agreement,  dated as of
                      February 4, 1986, between CIGNA Income Realty-I Limited Partnership and CIGNA Capital Advisers, Inc., incorporated by reference to Exhibit 10(b) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987.

                  (c) Agreements concerning Certain Capital Contributions, dated as of February 3, 1986, between CIGNA Financial Partners, Inc. and CIGNA Realty Resources, Inc.-Tenth, incorporated by reference to Exhibit 10(c) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987.

                  (d) Real Estate Purchase  Agreement relating to Woodlands Tech
                      Center   (including,   as  Exhibit  I,  the  Master  Lease
                      Agreement between CIGNA Income Realty-I Limited Partnership, as landlord, and Turco Development Company, as master tenant) dated July 3, 1986, between Registrant, as purchaser, and Turco Development Company, as seller, incorporated by reference to Exhibit 10(a) to Current Report on Form 8-K dated July 3, 1986.

                  (e) Real Estate  Purchase  Agreement dated September 10, 1986, between Westford Office Venture, as purchaser,  and Robert
                      M. Doyle and Ian S. Gillespie as Trustees of Westford Office Center Trust, as seller, incorporated by reference to Exhibit 10(f) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986.

                  (f) Amended  and  Restated  Joint  Venture  Agreement  between
                      Registrant and Connecticut General Equity Properties-I Limited Partnership dated as of November l, 1986, relating to the acquisition of the Westford Corporate Center, incorporated by reference to Exhibit 10(g) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986.

                  (g) Management  Agreement  dated  September 10, 1986,  between
                      Westford Office Venture and Codman Management Co., incorporated by reference to Exhibit 10(h) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986.

                  (h) Real Estate  Purchase  Agreement  dated  December 5, 1986, between Piedmont Plaza Partnership and Piedmont Plaza, Ltd. relating to the acquisition of Piedmont Plaza Shopping Center, incorporated by reference to Exhibit 10(j) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987.

                  (i) Real  Estate  Purchase   Agreement  relating  to  Overlook
                      Apartments (including, as Exhibit 4.3.11, the Management and Leasing Agreement between CIGNA Income Realty-I Limited Partnership and Brentwood - Doramus, Inc.) dated February 22, 1988, between Registrant, as purchaser, and TCR-Adobe Ranch I Limited Partnership, as seller, incorporated by reference to Exhibit 10(k) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1988.

                  27  Financial Data Schedules

         (b) No reports on Form 8-K were filed during the last quarter of the fiscal year.

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CIGNA INCOME REALTY-I LIMITED PARTNERSHIP


                                   By:      CIGNA Realty Resources, Inc.-Tenth,
                                            General Partner


Date:  March 26, 1996              By:      /s/   John D. Carey
                                            -------------------
                                            John D. Carey, President


     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant and in the capacities (with respect to the General Partner) and on the date indicated.


     /s/   R. Bruce Albro                                 Date:   March 26, 1996
     ------------------------------------------
     R. Bruce Albro, Director



     /s/   David Scheinerman                              Date:   March 26, 1996
     ------------------------------------------
     David Scheinerman, Director



     /s/   Philip J. Ward                                 Date:   March 26, 1996
     ------------------------------------------
     Philip J. Ward, Director



     /s/   John D. Carey                                  Date:   March 26, 1996
     ------------------------------------------
     John D. Carey, President, Controller
     (Principal Executive Officer)
     (Principal Accounting Officer)



     /s/   Marcy F. Blender                               Date:   March 26, 1996
     ------------------------------------------
     Marcy F. Blender, Treasurer
     (Principal Financial Officer)

-------------------------------------------------------------------------------

                                                       Annex 3
-------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-Q

               (Mark One)
            X    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 1996

                                       OR

                TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

              For the transition period from              to


                         Commission file number 0-15748

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

             Delaware                             06-1149695
     (State of Organization)          (I.R.S. Employer Identification No.)


                     900 Cottage Grove Road, South Building
                          Bloomfield, Connecticut 06002
                    (Address of principal executive offices)


                        Telephone Number: (860) 726-6000



Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                  Yes       X                No


PART I - FINANCIAL INFORMATION

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

                           CONSOLIDATED BALANCE SHEETS

                                                                                    SEPTEMBER 30,              DECEMBER 31,
                                                                                        1996                       1995
                                                               ASSETS                (UNAUDITED)                 (AUDITED)
Property and improvements, at cost:
     Land and improvements                                                        $     9,557,012           $     9,552,353
     Buildings                                                                         27,323,577                27,323,577
     Tenant improvements                                                                5,290,988                 5,257,538
     Furniture and fixtures                                                               826,755                   820,904
                                                                                  ---------------           ---------------
                                                                                       42,998,332                42,954,372
     Less accumulated depreciation                                                     14,129,000                13,104,206
                                                                                  ---------------           ---------------
              Net property and improvements                                            28,869,332                29,850,166

Cash and cash equivalents                                                               3,492,956                 3,227,503
Accounts receivable (net of allowance of $71,053 in 1996
 and $15,158 in 1995)                                                                     317,657                   300,941
Prepaid expenses and other assets                                                           9,790                     9,760
Deferred charges, net                                                                     436,872                   492,190
                                                                                  ---------------           ---------------
              Total                                                               $    33,126,607           $    33,880,560
                                                                                  ===============           ===============

                        LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
     Accounts payable and accrued expenses (including $60,663
       in 1996 and $24,532 in 1995 due to affiliates)                             $       439,109           $       261,013
     Tenant security deposits                                                             118,425                   113,188
     Unearned income                                                                       19,831                    25,032
     Deferred acquisition fees due to affiliates                                        2,500,000                 2,500,000
                                                                                  ---------------           ---------------
              Total liabilities                                                         3,077,365                 2,899,233
                                                                                  ---------------           ---------------

Venture partner's equity in joint venture                                               2,752,841                 2,679,392
                                                                                  ---------------           ---------------

Partners' capital:
     General Partner:
         Capital contributions                                                              1,000                     1,000
         Cumulative net income                                                             53,795                    42,670
                                                                                  ---------------           ---------------
                                                                                           54,795                    43,670
                                                                                  ---------------           ---------------
     Limited partners (200,000 Units):
         Capital contributions, net of offering costs                                  45,463,209                45,463,209
         Cumulative net income                                                          5,325,691                 4,224,350
         Cumulative cash distributions                                                (23,547,294)              (21,429,294)
                                                                                  ---------------           ---------------
                                                                                       27,241,606                28,258,265
                                                                                  ---------------           ---------------
              Total partners' capital                                                  27,296,401                28,301,935
                                                                                  ---------------           ---------------
              Total                                                               $    33,126,607           $    33,880,560
                                                                                  ===============           ===============

                      The  Notes to  Consolidated  Financial  Statements  are an integral part of these statements.

                                                                 2

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                     THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                                       SEPTEMBER 30,                          SEPTEMBER 30,
                                                                   1996             1995                  1996              1995
Income:
     Base rental income                                     $   1,115,848    $   1,155,735         $   3,391,878     $   3,480,186
     Other income                                                 195,324          226,796               594,673           684,131
     Interest income                                               38,284           43,523               113,954           125,498
                                                            -------------    -------------         -------------     -------------
                                                                1,349,456        1,426,054             4,100,505         4,289,815
                                                            -------------    -------------         -------------     -------------

Expenses:
     Property operating expenses                                  417,802          423,170             1,294,968         1,229,371
     General and administrative                                   103,587           91,492               311,229           273,866
     Fees and reimbursements to affiliates                         44,930           49,132               142,379           128,282
     Provision for doubtful accounts                               49,152            5,458                56,659             9,217
     Depreciation and amortization                                368,777          412,377             1,109,355         1,229,080
                                                            -------------    -------------         -------------     -------------
                                                                  984,248          981,629             2,914,590         2,869,816
                                                            -------------    -------------         -------------     -------------

         Income inclusive of venture
          partner's share of venture operations                   365,208          444,425             1,185,915         1,419,999

Venture partner's share of venture net income                      33,696           39,010                73,449           123,142
                                                            -------------    -------------         -------------     -------------

         Net income                                         $     331,512    $     405,415         $   1,112,466     $   1,296,857
                                                            =============    =============         =============     =============


Net income:
     General Partner                                        $       3,315    $       4,055         $      11,125     $      12,969
     Limited partners                                             328,197          401,360             1,101,341         1,283,888
                                                            -------------    -------------         -------------     -------------
                                                            $     331,512    $     405,415         $   1,112,466     $   1,296,857
                                                            =============    =============         =============     =============


Net income per Unit                                         $        1.64    $        2.01         $        5.51     $        6.42
                                                            =============    =============         =============     =============

Cash distribution per Unit                                  $        3.42    $        3.75         $       10.59     $       11.70
                                                            =============    =============         =============     =============










                      The  Notes to  Consolidated  Financial  Statements  are an integral part of these statements.

                                                                 3

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                                   (Unaudited)

                                                                                        1996                       1995
                                                                                        ----                       ----
Cash flows from operating activities:
     Net income                                                                   $     1,112,466           $     1,296,857
     Adjustments to reconcile net income to net
      cash provided by operating activities:
         Deferred rent credits                                                             15,894                    14,738
         Provision for doubtful accounts                                                   56,659                     9,217
         Depreciation and amortization                                                  1,109,355                 1,229,080
         Venture partner's share of venture's operations                                   73,449                   123,142
         Accounts receivable                                                              (73,375)                   70,942
         Accounts payable                                                                 198,828                   271,392
         Other, net                                                                        20,314                    16,806
                                                                                  ---------------           ---------------
              Net cash provided by operating activities                                 2,513,590                 3,032,174
                                                                                  ---------------           ---------------

Cash flows from investing activities:
     Distribution to joint venture partner                                                     --                  (521,600)
     Purchases of property and improvements                                               (82,050)                 (112,375)
     Payment of leasing commissions                                                       (45,137)                   (9,171)
                                                                                  ---------------           ---------------
              Net cash used in investing activities                                      (127,187)                 (643,146)
                                                                                  ---------------           ---------------

Cash flows from financing activities:
     Cash distribution to limited partners                                             (2,120,950)               (2,342,030)
                                                                                  ---------------           ---------------


Net increase in cash and cash equivalents                                                 265,453                    46,998
Cash and cash equivalents, beginning of year                                            3,227,503                 3,404,809
                                                                                  ---------------           ---------------
Cash and cash equivalents, end of period                                          $     3,492,956           $     3,451,807
                                                                                  ===============           ===============














                      The  Notes to  Consolidated  Financial  Statements  are an integral part of these statements.

                                                                 4

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


     Readers of this quarterly report should refer to CIGNA INCOME REALTY-I LIMITED PARTNERSHIP'S ("the Partnership") audited financial statements for the year ended December 31, 1995 which are included in the Partnership's 1995 Annual Report, as certain footnote disclosures which would substantially duplicate those contained in such audited financial statements have been omitted from this report.

1.   BASIS OF ACCOUNTING

A) BASIS OF PRESENTATION: The accompanying financial statements were prepared in accordance with generally accepted accounting principles, and reflect management's estimates and assumptions that affect the reported amounts. It is the opinion of management that the financial statements presented reflect all the adjustments necessary for a fair presentation of the financial condition and results of operations.

B) RECENT ACCOUNTING PRONOUNCEMENT: In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived
     Assets to be Disposed Of" (the "Statement"). The Statement requires a writedown to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. In addition, the Statement prohibits depreciation of long-lived assets to be disposed. Adoption of the Statement in the first quarter of 1996 had no effect on the Partnership's results of operations, liquidity and financial condition.

C) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

2.   CONSOLIDATED JOINT VENTURE - SUMMARY INFORMATION

     The Partnership owns a 73.92% interest in the Westford Office Venture which owns the Westford Corporate Center in Westford, Massachusetts. The general partner of the Partnership's joint venture partner is an affiliate of the General Partner.

     Venture operations information:
                                                                     Three Months Ended                     Nine Months Ended
                                                                       September 30,                           September 30,
                                                                   1996             1995                  1996              1995
     Total income of venture                                $     465,585    $     478,526         $   1,346,746     $   1,452,241
     Net income of venture                                        129,203          149,575               281,630           472,168

     Venture balance sheet information:
                                                                                     September 30,             December 31,
                                                                                         1996                      1995
     Total assets                                                                 $    11,549,208           $    11,280,276
     Total liabilities                                                                    739,300                   751,999

     The Venture paid a distribution to the venturers of $2,000,000 in 1995, of which the Partnership's share was $1,478,400.

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)
                            AND CONSOLIDATED VENTURE

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                                   (Unaudited)

3.   DEFERRED CHARGES

     Deferred charges consist of the following:
                                                                                     September 30,             December 31,
                                                                                         1996                      1995
     Deferred leasing commissions                                                 $     1,104,145           $     1,059,008
     Accumulated amortization                                                            (688,963)                 (604,402)
                                                                                  ---------------           ----------------
                                                                                          415,182                   454,606
     Deferred rent credits                                                                 21,690                    37,584
                                                                                  ---------------           ---------------
                                                                                  $       436,872           $       492,190
                                                                                  ===============           ===============

4.   TRANSACTIONS WITH AFFILIATES

     An  affiliate  of  the  General  Partner   provided   investment   property
acquisition  services to the  Partnership  for fees of $2,500,000  which will be payable from adjusted cash from operations  after priority  distributions to the
Partners or, if necessary, from sales proceeds.

     Other fees and expenses incurred by the Partnership  related to the General
Partner or its affiliates are as follows:

                                                   Three Months Ended             Nine Months Ended              Unpaid at
                                                      September 30,                 September 30,              September 30,
                                                      -------------                 ------------               -------------
                                                 1996              1995         1996             1995              1996
                                                 ----              ----         ----             ----              ----
     Property management fees(a)(b)        $     26,849     $      29,406    $    83,143     $     88,421     $     18,581
     Reimbursement (at costs)
      for out-of-pocket expenses                 18,081            19,726         59,236           39,861           42,082
                                           ------------     -------------    -----------     ------------     ------------
                                           $     44,930     $      49,132    $   142,379     $    128,282     $     60,663
                                           ============     =============    ===========     ============     ============

(a) Included in property management fees is $3,501 and $3,613 for the three months ended September 30, 1996 and 1995 respectively, and $10,499 and $11,026 for the nine months ended September 30, 1996 and 1995, respectively, attributable to the venture partner's share of the Westford Office Venture.

(b) Does not include on-site management fees earned by independent property management companies of $45,040 and $50,102 for the three months ended September 30, 1996 and 1995, respectively, and $142,220 and $149,012 for the nine months ended September 30, 1996 and 1995, respectively. On-site property management services have been contracted by an affiliate of the General Partner on behalf of the Partnership and are paid directly by the Partnership to the third party companies.


5.   SUBSEQUENT EVENTS

     On November 15, 1996, the Partnership paid a distribution of $624,000 to the limited partners.

                       CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

     At September 30, 1996, the Partnership's cash and cash equivalents and the Partnership's share of cash and cash equivalents from the Westford Office Venture totaled $1,721,611 and $1,309,378, respectively. The Partnership's cash and cash equivalents were available for working capital requirements, cash reserves and distributions to partners. The Partnership paid the first quarter cash distribution of $684,000 or $3.42 per Unit on May 15, 1996, the second quarter cash distribution of $684,000 or $3.42 per Unit on August 15, 1996, and the third quarter cash distribution of $624,000 or $3.12 per Unit on November 15, 1996, representative of each quarter's adjusted cash from operations, inclusive of adjustments to cash reserves. The Partnership's distributions from operations for the remainder of the year should reflect actual operating results subject to changes in reserves for liabilities or leasing risk.

     Piedmont Plaza Shopping Center produced adjusted cash from operations for the third quarter of $119,000 after $5,400 of leasing costs. During the quarter, the property signed a renewal for 1,200 square feet and two new leases representing 4,600 square feet, increasing leased space to 97%. In reaction to the reluctance of the property's anchor, Builders Square, to pay 100% of its billed common area maintenance (CAM) charges, the Partnership has set up a reserve for Builders Square CAM accounts receivable and has adjusted the CAM billing accrual for 1996. The total impact of the CAM receivable adjustments to the third quarter income statement was approximately $53,000. The Partnership plans to hold the property for the short-term to allow the retail market and K-Mart (the parent company of the property's anchor tenant) to show signs of improvement. The Partnership also plans to remain open to opportunities to sell the property if investor interest returns.

     At Westford Corporate Center, adjusted cash from operations for the second quarter was $270,000 ($199,600 attributable to the Partnership's interest). The property remains 100% occupied. No capital expenditures have been planned for the year. During the first quarter, a portion of the 1995 capital expenditures was reimbursed by the tenants. In addition, adjustments were made to reduce other income (and the portion of account receivable representing 1995 tenant reimbursement billings) based on the final calculation of actual 1995 tenant reimbursable operating expenses. The 1996 estimated billings for tenant expense reimbursement are based on the annual budget.

     Adjusted cash from operations at Woodlands Tech for the third quarter was $85,000 after $61,700 of capital improvements and tenant leasing costs, and a $40,000 reduction to cash reserves for leasing costs. After factoring in the quarter's leasing activity, the property's leased occupancy ended the quarter at 93%. During the third quarter, the property met its leasing goal by leasing the 10,069 square foot vacancy from the first quarter as well as executing a renewal with a tenant occupying 3,321 square feet. Also, operations for the third quarter benefitted from the move in of a new 7,522 square foot tenant on July 1, 1996. The lease was executed during the second quarter. Leasing costs estimates for the remainder of the year have been estimated at approximately $63,000.

     Overlook's average occupancy dropped from 98% for the second quarter to 92% for the third quarter. Year-to-date occupancy averaged 96% for both 1996 and for the same period of the prior year. The drop in occupancy has been attributed to heavy competition from new projects currently in lease-up, as well as the timing of tenant turnover. Adjusted cash from operations for the third quarter totaled approximately $239,000 including $14,000 of capital expenditures and a $5,000 reduction to cash reserves for capital improvements. Capital expenditures have been estimated to total approximately $18,000 to $22,000 for the year. The market in which Overlook operates continues to expand, adding high-end multi-family, new single family developments and retail. Six properties in the North Scottsdale market are currently in the lease-up phase and competition from home ownership is strong as single family home development continues to increase. In addition to completed projects, approximately 600 multi-family units are under construction and approximately 1,100 more units are planned. The Partnership is currently reviewing the property's current and estimated future operations, rental rate trends in the market, as well as the property's position in the market, to determine the best window

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                 CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


of opportunity to time a sale of the property. Considering that the planned liquidation of the Partnership's properties is relatively short-term, the Partnership may conclude to pursue a sale as early as the first half of 1997.

RESULTS OF OPERATIONS

     Rental income decreased approximately $40,000 and $88,000 for the three and nine months ended September 30, 1996, respectively, as compared with the same periods of 1995. Woodland Tech lost a large tenant in the first quarter of 1996 and received a $22,000 lease termination fee in the second quarter of 1995, leading to the $19,000 and $86,000 decrease in rental income for the three and nine months, respectively. A tenant change at Westford that included a lower base rate contributed approximately $23,000 and $52,000 to the decrease. Overlook recorded a $41,000 increase for the nine months, offsetting a portion of the rental income decrease. The rental rate increases implemented throughout the year at Overlook accounted for the improvement over the nine-month period, and also compensated for the third quarter drop in average occupancy.

     Other income decreased for the three and nine months ended September 30, 1996, as compared with the same periods of 1995. At Westford, a $42,000 adjustment was recorded in the first quarter of 1996 because the calculation of actual 1995 billable tenant expense recoveries for common area maintenance (CAM) was less than the estimated amount accrued and billed throughout 1995. In addition, the amount billed to tenants for property taxes declined $14,000 as a result of Westford's lower tax expense. At Piedmont, the calculation of actual billable CAM was completed during the third quarter 1996 and an adjustment was recorded to reduce other income and accounts receivable. Based on the adjustment for 1995 CAM billings, the Partnership reduced the 1996 CAM accrual during the third quarter. The two CAM adjustments reduced other income at Piedmont Plaza by $23,000 for the three and nine months ending September 30, 1996.

     Interest income decreased for the three and nine months ended September 30, 1996, as compared with the same periods of 1995, due to a decrease in interest rates on short term investments.

     Property operating expenses decreased slightly for the three months and increased for the nine months ended September 30, 1996, as compared with the same periods of 1995. In the first quarter, a harsh winter caused snow removal and maintenance costs to increase at both Westford and Woodlands Tech. Also in the first quarter, a landscaping project that was previously capitalized was reclassified to an expense account at Westford. Partially offsetting the first quarter increase was a decrease in maintenance expense at Piedmont Plaza due to a first quarter 1995 exterior painting project. During the second quarter, an HVAC project at Westford and a tax refund recorded in 1995 at Woodlands led to further increases. In general, fewer carpet replacements at Overlook Apartments partially offset the increase during the first half of the year and heavily contributed to the decrease for the third quarter. For the three and nine months, real estate taxes are up at Piedmont and Overlook and down at Westford resulting in an overall increase.

     General and administrative expenses increased for the three and nine months ended September 30, 1996, as compared with the previous year, primarily due to an increase in payroll costs at Overlook Apartments and legal costs at Piedmont.

     The increase in fees and reimbursements to affiliates for the nine months ended September 30, 1996, as compared with the same period of 1995, was due to higher reimbursable expenses than the previous year. The decrease for the three months ended September 30, 1996 was due to timing of reimbursable expenses.

     The decrease in depreciation and amortization for the three and nine months ended September 30, 1996, as compared with the previous year, was primarily the result of the expiration of useful lives of certain assets at Overlook Apartments, Woodlands Tech, and Piedmont Plaza. Offsetting the decrease for the three months at Woodlands Tech was depreciation on tenant

                    CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
                        (A DELAWARE LIMITED PARTNERSHIP)

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                 CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


improvements placed in service in 1996 and late 1995.

     The decrease in the venture partner's share of Venture's operation in 1996, as compared with 1995, was the result of a decrease in Westford's overall results as described herein.

     Provision for doubtful accounts increased for the three and nine months ended September 30, 1996, as compared with the same periods of 1995. The anchor at Piedmont Plaza has not yet paid its 1995 CAM billing and the Partnership's property manager has estimated that 100% of the billing may not be collectible. Based on the problem with the 1995 Piedmont Plaza anchor tenant CAM billing, the Partnership has established a reserve for both the 1995 billed amount and the 1996 accrued amounts.

                                    OCCUPANCY

     The following is a listing of approximate physical occupancy levels by quarter for the Partnership's investment properties:

                                                                   1995                                            1996
                                            -------------------------------------------------       -------------------------------
                                              At 3/31      At 6/30      At 9/30     At 12/31          At 3/31    At 6/30    At 9/30
                                              -------      -------      -------     --------          -------    -------    -------
1.   Woodlands Tech Center
     St. Louis, Missouri                         94%          96%          96%           92%             82%         82%        83%

2.   Westford Corporate Center
     Westford, Massachusetts(a)                 100%         100%         100%          100%            100%        100%       100%

3.   Piedmont Plaza Shopping Center
     Apopka, Florida                             95%          95%          95%           95%             95%         94%        94%

4.   Overlook Apartments
     Scottsdale, Arizona                         98%          93%          97%           97%             99%         97%        92%

(a) See the Notes to Consolidated Financial Statements for information on the joint venture partnership through which the Partnership has made this real property investment. The Partnership owns a 73.92% interest in the joint venture which owns the property.



PART II - OTHER INFORMATION


     ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

     (a) Exhibits:

         27 Financial Data Schedules.

     (b) No Form 8-Ks were filed during the three months ended September 30, 1996.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 CIGNA INCOME REALTY-I LIMITED PARTNERSHIP

                                 By: CIGNA Realty Resources, Inc. - Tenth, General Partner





Date: November 13, 1996          By:      /s/ John D. Carey
      -----------------                   -----------------
                                          John D. Carey, President
                                          (Principal Executive Officer)



Date: November 13, 1996          By:      /s/ Josephine C. Donofrio
      -----------------                   -------------------------
                                          Josephine C. Donofrio, Controller
                                          (Principal Accounting Officer)